UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ______________________________________________

                             HENDERSON GLOBAL FUNDS
 ______________________________________________________________________________
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 ______________________________________________________________________________
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                   Copy to:

       CHRISTOPHER K. YARBROUGH                       CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1700               VEDDER PRICE P.C.
        CHICAGO, ILLINOIS 60611                   222 NORTH LASALLE STREET
                                                  CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2009

ITEM 1:  REPORT TO SHAREHOLDERS.

LOGO: HENDERSON GLOBAL INVESTORS

                                                          HENDERSON GLOBAL FUNDS

ANNUAL REPORT
JULY 31, 2009

EUROPEAN FOCUS FUND
GLOBAL EQUITY INCOME FUND
GLOBAL OPPORTUNITIES FUND
GLOBAL TECHNOLOGY FUND
INDUSTRIES OF THE FUTURE FUND
INTERNATIONAL OPPORTUNITIES FUND
JAPAN-ASIA FOCUS FUND
WORLDWIDE INCOME FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    1
EUROPEAN FOCUS FUND
Commentary ................................................................    2
Performance summary .......................................................    3
GLOBAL EQUITY INCOME FUND
Commentary ................................................................    4
Performance summary .......................................................    5
GLOBAL OPPORTUNITIES FUND
Commentary ................................................................    6
Performance summary .......................................................    7
GLOBAL TECHNOLOGY FUND
Commentary ................................................................    8
Performance summary .......................................................    9
INDUSTRIES OF THE FUTURE FUND
Commentary ................................................................   10
Performance summary .......................................................   11
INTERNATIONAL OPPORTUNITIES FUND
Commentary ................................................................   12
Performance summary .......................................................   13
JAPAN-ASIA FOCUS FUND
Commentary ................................................................   14
Performance summary .......................................................   15
WORLDWIDE INCOME FUND
Commentary ................................................................   16
Performance summary .......................................................   17
PORTFOLIOS OF INVESTMENTS .................................................   18
STATEMENTS OF ASSETS AND LIABILITIES ......................................   40
STATEMENTS OF OPERATIONS ..................................................   42
STATEMENTS OF CHANGES IN NET ASSETS .......................................   44
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY. ...........................   52
FINANCIAL HIGHLIGHTS ......................................................   60
NOTES TO FINANCIAL STATEMENTS .............................................   68
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   87
OTHER INFORMATION .........................................................   88
TRUSTEES AND OFFICERS .....................................................   94

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding tax or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies an less seasoned issuers, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater losses and market volatility. In addition, some of the Funds are non-diversified meaning they may invest in a smaller number of issuers. As such, investing in these funds may involve greater risk and volatility than investing in more diversified funds.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund's returns may be considerably more volatile than a fund that does not invest in technology companies.

The Worldwide Income Fund may invest in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. The Fund may borrow money which may adversely affect the return to shareholders of the Fund, also known as leverage risk.

The Industries of the Future Fund invests in securities of companies that meet its "Industries of the Future" guidelines. As a result, investing in these securities may entail greater risk and volatility than investing in a wider variety of economic themes.

The views in this report were those of the Fund managers as of July 31, 2009, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

HENDERSON GLOBAL FUNDS                                    LETTER TO SHAREHOLDERS

Dear shareholder,

We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2009.

The second quarter of 2009 saw some welcome stability return to markets, although they remain significantly below the average levels of 2008. By the end of the period, economic indicators were showing some signs of improvement across a broad range of sectors. Consumer confidence has risen from its crisis low, and there are tentative signs of stabilization in housing markets. Job markets and business spending have also shown signs of improvement.

We realize that any recovery will face challenges, and that the rate of improvement may be slow or even flat at times. In fact, growth may struggle to reach trend rates until mid-2010. However, we believe that the positive indicators seen year-to-date and other signs of growth likely mean that the recession has turned a corner. Some investors who share the same perspective have now turned their concerns from recession to inflation, but we believe weak economic growth and the resultant excess slack that continues to build is likely to keep global core inflation low.

From an investment perspective, we believe that mispricing and fear are creating opportunities for savvy investors in the global marketplace. European equities are the most attractive they have been in 30 years, offering historically high income along with relatively low valuations that provide the potential for capital gains. In Asia, aggressive government policies, loose monetary conditions and steady improvement in economic activity have all helped to drive markets higher. China's economy grew by 7.9% in the second quarter as monetary easing and huge fiscal stimulus begin to take effect. India's growth story is also encouraging, as it is based on domestic demand rather than being overly dependent on export markets (Indian tangible exports account for just 15% of gross domestic product).

While much of the recent news coverage has been dedicated to predicting the shape of the recovery, with speculation about U's, V's, W's and even WW's, few agree on the shape of things to come. It is difficult to tell what direction things will take towards the end of 2009 as the longer-term impact of government policy measures and fiscal stimulus becomes clearer. Overall, we believe that investors should try not to focus too much on what a share price will do in the short term, and instead decide whether it is better to be paid little to nothing by the banks to hold cash or accept an element of risk and seek to buy into companies with decent earnings and attractive dividend yields.

At Henderson, we favor the latter strategy. As always, we remain focused on holding high-conviction securities through our bottom-up, opportunistic investment process. During these uncertain times, we aim to take advantage of investment opportunities created by fear and apprehension in the marketplace, continuing to seek out differentiated investment ideas that may bring value to our clients' portfolios. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield
---------------------------------------
Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS                                                COMMENTARY

EUROPEAN FOCUS FUND

EUROPEAN FOCUS FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
CENTAMIN EGYPT, LTD.                                                    7.4%
TULLOW OIL PLC                                                          3.5
SANOFI-AVENTIS                                                          3.1
TEMENOS GROUP AG                                                        3.1
UBS AG                                                                  3.0
BARCLAYS PLC                                                            2.9
KAZMUNAIGAS EXPLORATION PRODUCTION, GDR                                 2.8
ASHTEAD GROUP PLC                                                       2.5
KINGDOM HOTEL INVESTMENTS, GDR                                          2.5
CAIRN ENERGY PLC                                                        2.5

European equity markets were particularly volatile during the the 12 month period ended July 31, 2009: a 40% decline to their lows on March 9 was followed by a 40% recovery by the end of July(1). At the start of the period, investors' attention moved from the deepening financial crisis to its impact on the real economy as economic data showed global growth contracting sharply, putting pressure on policymakers to intervene. With valuations arguably starting to price in economic `armageddon' by the end of February, some positive announcements from several investment banks and a growing confidence in stimulus packages underpinned the market rally that began in March.

Over the period, the European Focus Fund returned -14.12% (Class A shares at
NAV) versus the benchmark, the MSCI Europe Index, return of -24.96%. Performance in the first half of the financial year was disappointing, due to our holdings in commodities-related stocks which sold off sharply on concerns over global growth. Following the sell-off, we felt that many of these stocks had been unfairly punished and decided not to capitulate at depressed levels. Our patience was rewarded by some strong rebounds.

Gold miner Centamin was particularly strong. The company announced impressive drilling results, and also benefited from increased broker coverage and rumors of a bid offer. Tullow Oil also performed strongly. The company successfully raised $2 billion in debt to fund developments and enjoyed several new discoveries in West Africa. It has a heavy exploration newsflow period ahead, which should be a significant catalyst for further re-rating.

A number of recent purchases have also performed well. Shares of Barclays more than tripled since our purchase, benefiting from the rally in Financials and a series of broker upgrades. Italian automaker Fiat also performed strongly on growing optimism that the global slump in auto sales may be bottoming out.

The positioning of the Fund has changed somewhat recently. We feel that the rollback of defensives has, in some cases, gone too far following a sharp rotation into Cyclicals. We initiated a position in Imperial Tobacco which we think offers a combination of growth and value with manageable borrowings after their recent acquisitions. We also added Sanofi-Aventis, the French pharmaceutical company, which we believe offers decent growth prospects plus potential for margin expansion through cost-cutting.

Having been significantly underweight Financials for some time, we have increased our weighting to the sector. We initiated investing in Lloyds Banking Group and Barclays and re-initiated investing in UBS. We were invited to participate in a discounted capital raising. UBS has clearly struggled of late, but we feel it is fundamentally a strong franchise and that this capital raising could enhance the competitive position of its private bank.

We took profits in some of our holdings in the Commodities sector. We reduced Centamin and Fresnillo and exited Xstrata and Kazakhmys. We have added selective cyclicals where we see better upside potential, namely ArcelorMittal and Daimler.

We remain constructive on the outlook for European equity markets. The efforts of policymakers to stimulate growth are having an effect. The market has generally reacted positively to equity issuance, and the next leg up for equity may be a pick-up in merger and acquisition activity as predator companies with strengthened balance sheets attempt to snap up weaker rivals.

(1)   As measured by the MSCI Europe Index.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United Kingdom                                                             33.7%
Switzerland                                                                13.1
France                                                                      8.3
Australia                                                                   7.6
Netherlands                                                                 5.1
Kazakhstan                                                                  4.5
Other                                                                      27.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financials                                                                 21.4%
Materials                                                                  19.1
Energy                                                                     17.5
Industrials                                                                13.9
Consumer Discretionary                                                     10.2
Health Care                                                                 7.9
Consumer Staples                                                            6.0
Information Technology                                                      3.2
Telecommunication Services                                                  0.8

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

              European Focus Fund   European Focus Fund
              Class A w/out sales     Class A w/sales        MSCI Europe
               charge - $37,347       charge - $35,199    Index - $14,863

8/31/01             $  10,000            $   9,425            $ 10,000
                        9,910                9,340               9,002
                       10,960               10,330               9,288
                       12,120               11,423               9,661
                       12,250               11,546               9,908
                       12,110               11,414               9,391
                       12,450               11,734               9,390
                       12,980               12,234               9,902
                       13,080               12,328               9,834
                       13,280               12,516               9,816
                       12,850               12,111               9,480
7/31/02                11,610               10,942               8,426
                       11,890               11,206               8,426
                       10,610               10,000               7,318
                       11,580               10,914               8,026
                       12,520               11,800               8,420
                       12,524               11,804               8,115
                       12,353               11,643               7,732
                       11,891               11,207               7,480
                       11,700               11,027               7,373
                       13,469               12,694               8,379
                       14,665               13,822               8,932
                       15,007               14,144               9,024
7/31/03                15,549               14,655               9,209
                       16,142               15,214               9,193
                       16,786               15,820               9,380
                       17,821               16,796              10,009
                       18,650               17,577              10,435
                       20,277               19,111              11,292
                       21,819               20,565              11,425
                       23,267               21,929              11,761
                       22,696               21,391              11,398
                       22,686               21,381              11,318
                       22,485               21,192              11,517
                       23,299               21,959              11,676
7/31/04                22,062               20,794              11,357
                       21,904               20,644              11,365
                       23,193               21,859              11,821
                       24,165               22,776              12,248
                       26,072               24,573              13,150
                       27,901               26,296              13,707
                       28,252               26,628              13,454
                       29,858               28,141              14,129
                       29,284               27,600              13,778
                       28,006               26,396              13,450
                       26,822               25,280              13,517
                       27,936               26,329              13,709
7/31/05                29,659               27,954              14,210
                       30,714               28,948              14,424
                       30,726               28,959              14,775
                       29,483               27,788              14,311
                       30,420               28,671              14,556
                       31,858               30,026              15,068
                       34,457               32,476              16,054
                       35,195               33,171              16,069
                       36,532               34,431              16,701
                       39,444               37,176              17,572
                       37,282               35,138              17,118
                       36,744               34,631              17,182
7/31/06                36,694               34,584              17,446
                       37,857               35,680              18,001
                       38,144               35,951              18,156
                       40,344               38,024              18,936
                       42,593               40,144              19,615
                       44,821               42,244              20,245
                       45,538               42,920              20,367
                       45,808               43,175              20,295
                       47,743               44,997              21,039
                       49,812               46,948              22,425
                       50,718               47,802              22,861
                       50,907               47,980              22,864
7/31/07                50,096               47,215              22,381
                       48,784               45,979              22,137
                       51,597               48,630              23,258
                       54,356               51,231              24,346
                       50,542               47,636              23,572
                       50,513               47,609              23,159
                       46,864               44,169              20,746
                       48,460               45,674              21,083
                       47,533               44,800              21,179
                       49,069               46,247              22,175
                       51,654               48,684              22,330
                       47,214               44,499              20,392
7/31/08                43,443               40,945              19,808
                       40,994               38,637              19,031
                       32,069               30,225              16,164
                       23,842               22,472              12,731
                       21,698               20,451              11,864
                       22,124               20,852              12,488
                       21,702               20,454              11,110
                       21,592               20,350               9,986
                       24,511               23,102              10,683
                       28,954               27,289              12,198
                       34,940               32,931              13,712
                       34,426               32,446              13,449
7/31/09                37,347               35,199              14,863

TOTAL RETURNS AS OF JULY 31, 2009

                                                                                      SINCE
                                  NASDAQ                 ONE      THREE     FIVE    INCEPTION
AT NAV                            SYMBOL    CLASS       YEAR      YEARS*   YEARS*   (8/31/01)*
----------------------------------------------------------------------------------------------
Henderson European Focus Fund      HFEAX   Class A     -14.12%      0.57%   11.09%    18.10%
----------------------------------------------------------------------------------------------
Henderson European Focus Fund      HFEBX   Class B     -14.75      -0.21    10.26     17.23
----------------------------------------------------------------------------------------------
Henderson European Focus Fund      HFECX   Class C     -14.75      -0.20    10.26     17.22
----------------------------------------------------------------------------------------------
Henderson European Focus Fund      HFEWX   Class W**   -14.04       0.59    11.10     18.11
----------------------------------------------------------------------------------------------
WITH SALES CHARGE
----------------------------------------------------------------------------------------------
Henderson European Focus Fund              Class A     -19.01%     -1.39%    9.79%    17.22%
----------------------------------------------------------------------------------------------
Henderson European Focus Fund              Class B     -18.79      -1.22    10.12     17.23
----------------------------------------------------------------------------------------------
Henderson European Focus Fund              Class C     -14.79      -0.20    10.26     17.22
----------------------------------------------------------------------------------------------
INDEX
----------------------------------------------------------------------------------------------
MSCI Europe Index                                      -24.96%     -5.20%    5.53%     5.13%
----------------------------------------------------------------------------------------------

* Average annual return.

** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to 3/31/09 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, C and W shares are 1.46%, 2.21%, 2.21% and 1.21% respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and W shares, respectively, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

GLOBAL EQUITY INCOME FUND

GLOBAL EQUITY INCOME FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
SCOTTISH & SOUTHERN ENERGY PLC                                          3.9%
VODAFONE GROUP PLC                                                      3.9
BP PLC                                                                  3.7
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD., ADR                       3.1
FRANCE TELECOM S.A.                                                     3.0
ENI SPA                                                                 2.9
ATMOS ENERGY CORP.                                                      2.8
TERNA - RETE ELETTRICA NATIONALE SPA                                    2.6
TOTAL S.A.                                                              2.4
BANK OF CHINA, LTD., CLASS H                                            2.3

During the last 12 months the global economy has experienced a severe disruption to its financial system, which has resulted in economic turmoil and volatility in the majority of asset classes, including equities. The Global Equity Income Fund's return was -12.93% (Class A shares at NAV) for the 12 month period ended July 31, 2009 versus the benchmark, the MSCI World Index, return of -21.07%. The Fund continued to meet its objective of generating and distributing dividend income to investors. While the economic outlook is still uncertain, an unprecedented combination of monetary and fiscal policies have been deployed around the world in an attempt to stimulate economic activity and it may be that while growth will be subdued, we may have experienced the worst of the crisis.

Against this background, the Fund has continued to follow its strategy of focusing on cash generating, dividend paying companies that we believe have strong balance sheet positions and that are well managed, which was beneficial for performance relative to the market during the financial crisis. The strongest performers included the Fund's holdings in Consumer Staples companies, such as food manufacturers Conagra and Unilever and tobacco company Imperial Tobacco. After reaching deep lows in March, equity markets rebounded significantly on signs that the revenue declines experienced by many companies since last year might be stabilizing. The strongest performing sectors were those with economically cyclical revenues that had been sold off heavily in the preceding six months, such as the Fund's Far East holdings; Taiwanese chip manufacturers Quanta Computer and Taiwan Semiconductor Manufacturing rallied strongly in 2009 on better-than-expected order intake for the industry.

The most significant negative contributors to performance included financial services companies BOC Hong Kong Holdings, Barclays, Scottish & Southern Energy, and transport operator First Group. Although these companies are in different industries the common link between them was a reliance on leverage to enhance returns, which has led to concerns about capital raisings and dividend cuts. We have sold out of the majority of companies that have cut their dividends, particularly in the Financial sector.

During the period the Fund remained underweight Commodities and Banks, and overweight areas that we believed to have more defensive earnings and cash flows that might support ongoing dividend payments such as the Telecommunications and Utilities sectors. The Fund's geographic exposure varied throughout the period and was dependent on yield opportunities in different markets at different times of the year.

Although headlines have focused on the companies that cut or passed dividend payments, particularly in the Financial sector, the majority of the Fund's holdings have paid dividends in line with expectations and in a significant number of cases increased them. The yields on many equity markets around the world still look favorable compared to other asset classes, which in our opinion is a good indicator of continuing value. An emerging trend from the recent earnings results season is that companies have generally been more successful than the market expected at cutting costs and maintaining strong cash flows despite weak revenues. The fact that companies have acted quickly to reduce costs, and in some cases remove capacity, means that any future earnings growth may lead to stronger profitability than expected, which could give the next leg' to the equity market rally.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

GLOBAL EQUITY INCOME FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United Kingdom                                                             41.1%
United States                                                              14.8
France                                                                      9.2
Taiwan                                                                      8.8
Italy                                                                       5.6
China                                                                       5.2
Other                                                                      15.3

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Utilities                                                                  16.3%
Energy                                                                     13.9
Telecommunication Services                                                 13.4
Financials                                                                 12.9
Information Technology                                                     11.0
Consumer Staples                                                           10.6
Consumer Discretionary                                                      8.2
Industrials                                                                 6.6
Health Care                                                                 5.0
Materials                                                                   2.1

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

              Global Equity Income      Global Equity Income
               Fund Class A w/out         Fund Class A w/         MSCI World
             sales charge - $8,674     sales charge - $8,175    Index - $7,731
11/30/06            $  10,000                $  9,425             $  10,000
                       10,230                   9,642                10,206
 1/31/07               10,300                   9,708                10,328
                       10,250                   9,661                10,279
                       10,600                   9,991                10,472
                       11,120                  10,481                10,939
                       11,393                  10,738                11,257
                       11,313                  10,663                11,174
 7/31/07               11,068                  10,432                10,929
                       11,332                  10,680                10,925
                       11,801                  11,123                11,449
                       12,208                  11,506                11,802
                       11,806                  11,127                11,325
                       11,634                  10,965                11,182
 1/31/08               10,877                  10,252                10,330
                       10,692                  10,077                10,276
                       10,588                   9,979                10,182
                       10,823                  10,201                10,726
                       10,943                  10,314                10,902
                       10,079                   9,499                10,037
 7/31/08                9,963                   9,390                 9,794
                        9,886                   9,318                 9,661
                        8,835                   8,327                 8,516
                        7,527                   7,094                 6,904
                        7,438                   7,010                 6,462
                        7,771                   7,324                 6,672
 1/31/09                7,206                   6,791                 6,090
                        6,692                   6,307                 5,470
                        7,124                   6,714                 5,886
                        7,703                   7,260                 6,552
                        8,269                   7,794                 7,154
                        8,150                   7,681                 7,125
 7/31/09                8,674                   8,175                 7,731

TOTAL RETURNS AS OF JULY 31, 2009

                                                                                 SINCE
                                          NASDAQ                    ONE        INCEPTION
AT NAV                                    SYMBOL      CLASS         YEAR      (11/30/06)*
-----------------------------------------------------------------------------------------
Henderson Global Equity Income Fund        HFQAX      Class A      -12.93%        -5.19%
-----------------------------------------------------------------------------------------
Henderson Global Equity Income Fund        HFQCX      Class C      -13.64         -5.93
-----------------------------------------------------------------------------------------
Henderson Global Equity Income Fund        HFQWX      Class W**    -12.75         -5.11
-----------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                   Class A      -17.94%        -7.27%
-----------------------------------------------------------------------------------------
Henderson Global Equity Income Fund                   Class C      -13.64         -5.93
-----------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------
MSCI World Index                                                   -21.07%        -9.20%
-----------------------------------------------------------------------------------------

* Average annual return.

** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to 3/31/09 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C and W shares are 1.39%, 2.14% and 1.19%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and W shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

GLOBAL OPPORTUNITIES FUND

GLOBAL OPPORTUNITIES FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
UBS AG                                                                  3.4%
DBS GROUP HOLDINGS, LTD.                                                3.0
WILMAR INTERNATIONAL, LTD.                                              2.6
CISCO SYSTEMS, INC.                                                     2.6
APPLE, INC.                                                             2.6
VODAFONE GROUP PLC                                                      2.2
FRESENIUS SE                                                            2.1
LOWE'S COS, INC.                                                        2.1
BRISTOL-MYERS SQUIBB CO.                                                2.1
PEPSICO, INC.                                                           2.0

Volatility remained high during the the 12 month period ended July 31, 2009, as many investors' attentions turned from the financial crisis to its impact on the real economy. With credit markets effectively closed and the macroeconomic environment deteriorating rapidly, policymakers globally increased efforts to stimulate their economies with fiscal and monetary policy. With this direct action the markets began to recover in March, and provided signs that the global recession could have reached its nadir. A generally better-than-forecast earnings reporting season and rallying commodity prices also supported an increase in risk appetite.

Over the period, the Global Opportunities Fund returned -20.73% (Class A shares at NAV) versus the benchmark, the MSCI World Index, return of -21.07%. In November, the portfolio management was consolidated under Manraj Sekhon, Head of International Equities, from a regional manager approach. There were no significant changes to the regional allocations; at the end of the period the Fund was underweight in Western markets and overweight in Asia Pacific ex-Japan and emerging markets. However, the stock selection focus has been more towards defensive growth companies in Europe and the US, with a bias towards economically-sensitive growth companies in Asia. The focus on our stock picking has been to invest in those companies we believe have sound balance sheets with structural and/or organic earnings growth drivers.

In the US, the Fund has been underweight in the Banking sector, which benefited the Fund early in the period, although the sharp declines in energy prices and global infrastructure spending had a negative impact on economically-sensitive names. At the turn of the year, we added financial exposure through the purchase of Goldman Sachs, Charles Schwab, Lazard and Aon, which benefited returns.

In Europe, we reduced our exposure to the Oil and Mining sector, which had a negative impact in the second half of 2008, in favor of high quality defensive growth stocks. We also added positions in what we deemed to be quality financials. In practice, these have held up well during 2009 as many investors have moved from pricing in an `Armageddon' scenario to the potential for an economic recovery. Towards the end of the year, we were able to take advantage of situations where there were forced sellers and we could set the price. These included Credit Suisse and the Belgian brewery Anheuser-Busch InBev. These provided very attractive opportunities.

In Asia ex-Japan, we added to positions in well-capitalized names early in 2009, including Wilmar, the Singapore-based palm oil producer, and increased banking and property exposure, with positions in Capitaland, Hang Lung property and DBS Group. These positions allowed the Fund to participate in the Asian rally that has developed since early March and these have delivered positive returns since their inception.

We continue to have an upbeat outlook on equities. We remain positive on the reflationary economic policies in Asia Pacific ex-Japan and emerging markets, but we are more cautious about developed Western markets and remain defensively positioned there. During the second quarter, global equity markets rallied very strongly, as investors traded on the expectations that improving leading indicators would feed into real growth. However, any setback in macro data could cause risk assets to falter and government bonds to rally anew.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

GLOBAL OPPORTUNITIES FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United States                                                              39.9%
Singapore                                                                  10.6
United Kingdom                                                             10.3
Switzerland                                                                 7.5
Japan                                                                       5.2
Brazil                                                                      4.3
Other                                                                      22.2

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financials                                                                 22.2%
Information Technology                                                     14.7
Consumer Staples                                                           13.9
Industrials                                                                13.2
Health Care                                                                12.9
Energy                                                                      7.6
Consumer Discretionary                                                      5.3
Telecommunication Services                                                  4.3
Materials                                                                   3.8
Utilities                                                                   2.1

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

            Global Opportunities     Global Opportunities
             Fund Class A w/out         Fund Class A w/           MSCI World
           sales charge - $7,989     sales charge - $7,530      Index - $7,731
11/30/06         $  10,000                  $   9,425              $  10,000
                    10,300                      9,708                 10,206
 1/31/07            10,430                      9,830                 10,328
                    10,530                      9,925                 10,279
                    10,720                     10,104                 10,472
                    11,120                     10,481                 10,939
                    11,700                     11,027                 11,257
                    11,550                     10,886                 11,174
 7/31/07            11,410                     10,754                 10,929
                    11,320                     10,669                 10,925
                    11,840                     11,159                 11,449
                    12,490                     11,772                 11,802
                    12,040                     11,348                 11,325
                    11,923                     11,237                 11,182
 1/31/08            10,915                     10,288                 10,330
                    10,885                     10,259                 10,276
                    10,613                     10,003                 10,182
                    11,238                     10,592                 10,726
                    11,480                     10,820                 10,902
                    10,482                      9,879                 10,037
 7/31/08            10,079                      9,499                  9,794
                     9,827                      9,262                  9,661
                     8,365                      7,884                  8,516
                     6,763                      6,374                  6,904
                     6,521                      6,146                  6,462
                     6,854                      6,459                  6,672
 1/31/09             6,347                      5,982                  6,090
                     5,819                      5,485                  5,470
                     6,296                      5,934                  5,886
                     6,762                      6,373                  6,552
                     7,431                      7,004                  7,154
                     7,401                      6,975                  7,125
 7/31/09             7,989                      7,530                  7,731

TOTAL RETURNS AS OF JULY 31, 2009

                                                                                               SINCE
                                                    NASDAQ                      ONE          INCEPTION
AT NAV                                              SYMBOL       CLASS          YEAR         (11/30/06)*
----------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                 HFPAX       Class A        -20.73%         -8.07%
----------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                 HFPCX       Class C        -21.41          -8.23
----------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
----------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                             Class A        -25.29%        -10.09%
----------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                             Class C        -21.41          -8.23
----------------------------------------------------------------------------------------------------------
INDEX
----------------------------------------------------------------------------------------------------------
MSCI World Index                                                               -21.07%         -9.20%
----------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 3.03% and 3.92%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.96% and 2.71% for Class A and C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

GLOBAL TECHNOLOGY FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
TENCENT HOLDINGS, LTD.                                                  3.6%
APPLE, INC.                                                             3.6
SAMSUNG ELECTRONICS CO., LTD.                                           3.2
MEDIATEK, INC.                                                          3.2
CTRIP.COM INTERNATIONAL, LTD., ADR                                      3.1
CISCO SYSTEMS, INC.                                                     3.1
INTEL CORP.                                                             3.1
HEWLETT-PACKARD CO.                                                     3.1
VISTAPRINT, LTD.                                                        3.1
QUALCOMM, INC.                                                          3.0

Technology equities continued to struggle along with general equity markets over the second half of 2008, and this despondency continued during the first quarter of 2009. However, during the second quarter there was a sharp rally in markets, triggered by an easing in credit markets as well as tentative signs that de-stocking had ended. Inventory levels began to be rebuilt and we saw signs of improving demand. Over recent months, the Information Technology sector outperformed the general equity markets which themselves have risen strongly as both macroeconomic and company specific information has continued to surprise on the upside.

Over the 12 month period ended July 31, 2009, the Global Technology Fund returned -4.03% (Class A shares at NAV) versus the benchmark, the MSCI AC World IT Index, return of -12.37%. The Internet sector contributed the most positive performance as online printing company Vistaprint and Chinese Internet names Tencent and Baidu continued to reap the rewards of long term secular growth trends. Within Communications Equipment, Starent, a play on the growth in wireless data usage, was the strongest performer over the year. The Fund also benefited from continued strength in emerging market handsets which benefited Mediatek. The biggest drag on performance was alternative energy company, Vestas Wind Systems, which declined sharply on fears that capital projects would be curtailed because of their dependency on debt-financing.

The Fund was defensively positioned through the latter part of 2008 and into 2009 with a clear focus on companies with strong balance sheets and visible, recurring earnings. However, after significant falls in equity markets and some tentative signs of economic improvement, our view on Technology equities became more balanced early in 2009. In March we started to move away from our defensive stance and increase positions in growth and cyclical areas where valuations had become attractive.

As markets rallied from March, the cyclical Semiconductor sector rose particularly strongly. Valuations quickly became less attractive and as a consequence, in the 2nd quarter of 2009, we reduced our exposure and biased our holdings to names with secular rather than cyclical exposure.

We remain strongly thematically biased towards areas of Technology where we see strong long term secular growth opportunity. Our current favored thematic areas include E-Commerce, Internet Advertising, Online Entertainment, Mobile Broadband and Clean Energy Technology.

Given our conviction in the secular growth drivers for the Internet sector, we added to our existing holdings and initiated several new positions in China where we bought CTrip, an online travel company and also Shanda, an online computer games developer. The Chinese Internet sector benefits from being at an earlier and higher growth stage of adoption than Western markets.

While Technology stocks have rapidly recovered from their lows, creating some risk of short term profit taking, we are optimistic on the prospects for the sector relative to the broader market. Having already experienced a severe demand shock earlier this decade, we believe the Technology sector is now much better positioned for a weak economic environment - with strong balance sheets, higher levels of recurring revenue and battle hardened management teams. We expect demand trends to gradually improve from their cyclical lows but must remain alert to the risk of a double dip recession. Most importantly, we continue to find distinct and attractively valued growth opportunities within our favored niches of Technology.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United States                                                              63.4%
China                                                                      12.1
Taiwan                                                                     10.4
Korea                                                                       4.9
United Kingdom                                                              3.1
Germany                                                                     1.7
Other                                                                       4.4

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Internet Software & Service                                                18.5%
Semiconductors                                                             16.7
Computer Hardware                                                          14.0
Communications Equipment                                                   11.6
Application Software                                                       10.9
Systems Software                                                            7.7
Other                                                                      20.6

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

               Global Technology            Global Technology
               Fund Class A w/out            Fund Class A w/         MSCI AC World IT
             sales charge - $14,636      sales charge - $13,789      Index - $10,656       S&P 500 Index - $10,133
8/31/01             $   10,000                   $  9,425                $  10,000                  $ 10,000
                         7,850                      7,399                    8,223                     9,193
                         8,980                      8,464                    9,556                     9,368
                        10,690                     10,075                   11,152                    10,086
                        11,040                     10,405                   11,046                    10,175
                        10,910                     10,283                   10,967                    10,026
                         9,660                      9,105                    9,830                     9,833
                        10,480                      9,877                   10,464                    10,203
                         9,480                      8,935                    9,294                     9,584
                         8,940                      8,426                    8,908                     9,514
                         8,140                      7,672                    7,877                     8,836
7/31/02                  7,360                      6,937                    7,129                     8,147
                         6,930                      6,532                    7,042                     8,201
                         5,920                      5,580                    5,825                     7,309
                         6,900                      6,503                    6,951                     7,953
                         7,890                      7,436                    8,058                     8,421
                         6,918                      6,520                    6,895                     7,926
                         6,989                      6,587                    6,802                     7,718
                         6,969                      6,568                    6,863                     7,603
                         6,878                      6,482                    6,741                     7,676
                         7,464                      7,035                    7,381                     8,309
                         8,395                      7,912                    8,021                     8,747
                         8,810                      8,303                    8,100                     8,858
7/31/03                  9,669                      9,113                    8,627                     9,014
                        10,266                      9,676                    9,200                     9,190
                        10,104                      9,523                    9,135                     9,093
                        10,873                     10,248                    9,949                     9,607
                        11,055                     10,419                   10,003                     9,691
                        11,237                     10,591                   10,223                    10,200
                        11,894                     11,211                   10,799                    10,387
                        12,077                     11,382                   10,572                    10,531
                        11,925                     11,239                   10,413                    10,372
                        11,278                     10,629                    9,795                    10,210
                        11,632                     10,963                   10,055                    10,350
                        12,036                     11,344                   10,312                    10,551
7/31/04                 10,661                     10,048                    9,400                    10,202
                        10,135                      9,552                    9,044                    10,243
                        10,782                     10,162                    9,284                    10,354
                        11,540                     10,877                    9,720                    10,512
                        12,376                     11,665                   10,217                    10,937
                        12,792                     12,057                   10,535                    11,310
                        12,099                     11,403                   10,039                    11,034
                        12,110                     11,413                   10,185                    11,266
                        11,811                     11,132                    9,893                    11,067
                        11,277                     10,629                    9,512                    10,857
                        12,216                     11,514                   10,161                    11,202
                        11,822                     11,142                   10,055                    11,218
7/31/05                 12,462                     11,745                   10,515                    11,635
                        12,590                     11,866                   10,486                    11,529
                        12,867                     12,127                   10,685                    11,622
                        12,579                     11,856                   10,404                    11,429
                        13,470                     12,695                   11,189                    11,861
                        13,784                     12,991                   11,278                    11,865
                        14,779                     13,929                   11,752                    12,179
                        14,714                     13,868                   11,518                    12,212
                        15,374                     14,490                   11,803                    12,364
                        15,666                     14,765                   11,858                    12,530
                        14,390                     13,562                   11,021                    12,170
                        14,011                     13,205                   10,853                    12,186
7/31/06                 13,189                     12,430                   10,484                    12,261
                        13,600                     12,818                   11,228                    12,553
                        14,033                     13,226                   11,597                    12,877
                        14,465                     13,634                   11,952                    13,296
                        15,179                     14,307                   12,402                    13,549
                        15,212                     14,337                   12,391                    13,739
                        15,493                     14,602                   12,461                    13,947
                        15,450                     14,561                   12,213                    13,674
                        15,677                     14,776                   12,282                    13,827
                        16,326                     15,387                   12,867                    14,439
                        17,386                     16,387                   13,275                    14,943
                        17,798                     16,774                   13,548                    14,695
7/31/07                 17,776                     16,754                   13,566                    14,239
                        18,122                     17,080                   13,822                    14,453
                        19,107                     18,008                   14,400                    14,993
                        20,124                     18,967                   15,149                    15,232
                        18,901                     17,814                   14,078                    14,595
                        18,699                     17,623                   14,112                    14,494
                        16,446                     15,501                   12,456                    13,625
                        15,677                     14,776                   12,292                    13,182
                        15,370                     14,486                   12,213                    13,125
                        16,293                     15,356                   13,101                    13,764
                        17,314                     16,319                   13,722                    13,943
                        15,600                     14,703                   12,399                    12,767
7/31/08                 15,249                     14,372                   12,160                    12,660
                        15,743                     14,838                   12,226                    12,843
                        13,524                     12,746                   10,423                    11,699
                        11,107                     10,468                    8,487                     9,734
                        10,151                      9,568                    7,601                     9,035
                        10,602                      9,992                    7,839                     9,132
                        10,206                      9,619                    7,550                     8,362
                         9,953                      9,381                    7,162                     7,472
                        10,920                     10,292                    8,027                     8,126
                        12,568                     11,846                    9,086                     8,904
                        13,293                     12,529                    9,511                     9,402
                        13,623                     12,840                    9,708                     9,420
7/31/09                 14,636                     13,789                   10,656                    10,133

TOTAL RETURNS AS OF JULY 31, 2009

                                                                                                              SINCE
                                            NASDAQ                        ONE        THREE         FIVE    INCEPTION
AT NAV                                      SYMBOL         CLASS         YEAR        YEARS*       YEARS*   (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund             HFGAX        Class A         -4.03%        3.53%      6.54%      4.93%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund             HFGBX        Class B         -4.77         2.76       5.76       4.20
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund             HFGCX        Class C         -4.78         2.77       5.75       4.18
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund             HFGWX        Class W**       -3.89         3.58       6.57       4.95
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                          Class A         -9.57%        1.51%      5.29%      4.14%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                          Class B         -8.77         1.80       5.59       4.20
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                          Class C         -4.78         2.77       5.75       4.18
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index                                                    -12.37%       0.54%      2.54%      0.81%
------------------------------------------------------------------------------------------------------------------------
S&P 500                                                                   -19.96       -6.16      -0.14       0.17
------------------------------------------------------------------------------------------------------------------------

*     Average annual return.

** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to 3/31/09 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, C and W shares are 1.58%, 2.33%, 2.33% and 1.33%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and W shares, respectively, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World Info Tech Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

INDUSTRIES OF THE FUTURE FUND

INDUSTRIES OF THE FUTURE FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
HENRY SCHEIN, INC.                                                     1.9%
NALCO HOLDING CO.                                                      1.8
QIAGEN N.V.                                                            1.7
SHIMANO, INC.                                                          1.7
QUEST DIAGNOSTICS, INC.                                                1.7
MEDNAX, INC.                                                           1.7
SCHNEIDER ELECTRIC S.A.                                                1.7
TYCO INTERNATIONAL, LTD.                                               1.7
ROPER INDUSTRIES, INC.                                                 1.7
QUANTA SERVICES, INC.                                                  1.6

After an extremely weak finish to 2008 and first quarter 2009, markets changed direction and began to rally on the back of better-than-expected earnings reports and economic data releases. The near paralysis of the credit markets had a terrible effect not just on consumer spending, but also on corporate investment. It's our view that we have started to see the re-opening of credit markets and have began to see some light at the end of this economic tunnel. While the credit crunch affected all areas of the economy, we believe the political and regulatory support for our themes is now stronger than ever and may result in growth opportunities for companies we own.

The Fund returned -23.10% (Class A shares at NAV) for the period since inception (8/29/08) versus the benchmark, the MSCI World Index, which posted a return of -19.98% for the same period. The Fund's top contributor was Data Domain (Safety), a data storage optimization company, which benefited from a bid approach. Other positive contributors were China Everbright (Environmental Services) which benefited from increasing investment in waste-to-energy plants in China, and Life Technologies (Health) which benefited from robust spending in life sciences research. In general the Fund benefited from investor anticipation of government stimulus spending associated with our themes but has been negatively impacted where this spend has been delayed or led to postponed demand, for example automatic meter manufacturer Itron (Efficiency).

Notable negative contributions also came from the Cleaner Energy theme, in particular JA Solar in China and Solarworld in Germany. The solar sector has suffered sharply from concerns over the availability of financing for renewables projects, and from overcapacity through the supply chain. Umicore (Sustainable Transport) declined due to exposure to falling precious metal prices and auto catalyst demand.

Activity during the period included buying into high efficiency motor manufacturer Regal Beloit (Efficiency), as it has started to benefit from US stimulus measures to incentivize the purchase of more efficient heating, ventilation and air conditioning units. We also initiated a position in rail signaling company Ansaldo (Sustainable Transport) after meeting management and being impressed by the size and quality of its order backlog, and bought a position in home health group Amedisys (Health) whose valuation we believe over-discounted reimbursement risk without reflecting its strong continued growth.

Activity also included a number of sells including, but not limited to: Chemed (Quality of Life) on concerns about declining admissions that may be linked to economic factors; Pfeiffer Vacuum (Efficiency) on concerns for the outlook in its pump business, and lens company Hoya (Health) on concerns about declining growth prospects for their various businesses.

We expect the market to remain very volatile in the midst of considerable macroeconomic uncertainty, questions around the impact of various stimulus measures and the likely timing and strength of a recovery. We continue to seek opportunities afforded by the volatility to buy into quality names at discounted valuations and continue to see strong long-term growth prospects for our themes and for companies that are providing economic solutions to the challenges they represent.

The managers use a process that combines multi-thematic, top-down analysis with a bottom up approach to individual security selection. Investments are made in themes identified as `Industries of the Future' which are based on sustainability trends and challenges, including but not limited to: cleaner energy, environmental service, health, and sustainable transport. The sustainable and responsible investing (SRI) themes may change over time to reflect new research findings and new investment opportunities.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

INDUSTRIES OF THE FUTURE FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United States                                                              50.8%
United Kingdom                                                              8.3
Japan                                                                       7.4
France                                                                      6.6
Germany                                                                     4.7
Switzerland                                                                 3.0
Other                                                                      19.2

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Industrials                                                                39.2%
Health Care                                                                30.8
Consumer Discretionary                                                     13.1
Information Technology                                                      6.0
Utilities                                                                   5.4
Materials                                                                   4.4
Financials                                                                  0.8
Energy                                                                      0.3

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

           Industries of the Future   Industries of the Future
               Fund Class A w/out         Fund Class A w/          MSCI World
             sales charge - $7,690     sales charge - $7,248     Index - $8,002
 8/31/08           $ 10,000                   $ 9,425               $ 10,000
 9/30/08              8,690                     8,190                  8,815
                      6,750                     6,362                  7,146
11/30/08              6,310                     5,947                  6,688
                      6,640                     6,258                  6,906
 1/31/09              6,250                     6,347                  6,303
                      5,710                     5,819                  5,662
 3/31/09              5,900                     6,296                  6,093
                      6,600                     6,762                  6,782
 5/31/09              7,120                     7,431                  7,406
                      7,270                     7,401                  7,375
 7/31/09              7,690                     7,248                  8,002

TOTAL RETURNS AS OF JULY 31, 2009

                                                                        SINCE
                                            NASDAQ                    INCEPTION
AT NAV                                      SYMBOL         CLASS      (8/29/08)
--------------------------------------------------------------------------------
Henderson Industries of The Future Fund      HFNAX        Class A      -23.10%
--------------------------------------------------------------------------------
Henderson Industries of The Future Fund      HFNCX        Class C      -22.70
--------------------------------------------------------------------------------
WITH SALES CHARGE
--------------------------------------------------------------------------------
Henderson Industries of The Future Fund                   Class A      -27.52%
--------------------------------------------------------------------------------
Henderson Industries of The Future Fund                   Class C      -22.70
--------------------------------------------------------------------------------
INDEX
--------------------------------------------------------------------------------
MSCI World Index                                                       -19.98%
--------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge and/or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Class A and C shares are 2.03% and 2.78%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.95% and 2.70%, for Class A and Class C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Fund's website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                                COMMENTARY
INTERNATIONAL OPPORTUNITIES FUND

INTERNATIONAL OPPORTUNITIES FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
SANOFI-AVENTIS S.A.                                                     2.8%
AKZO NOBEL N.V.                                                         2.8
CAIRN ENERGY PLC                                                        2.7
ESSILOR INTERNATIONAL S.A.                                              2.6
FRESENIUS AG                                                            2.6
RECKITT BENCKISER GROUP PLC                                             2.6
ROCHE HOLDING AG                                                        2.4
CAPITA GROUP PLC                                                        2.3
UBS AG                                                                  2.3
SUMITOMO MITSUI FINANCIAL GROUP, INC.                                   2.3

To say that financial markets were dismal in 2008 and early 2009 is to severely understate the fact. After the failure of Lehman Brothers in September, inter-bank lending rates quickly soared and the credit markets froze. Consequently, economic activity and corporate profitability plunged. No sector, style, capitalization was spared in the equity markets, as all the major market indexes declined significantly for the full year. This downslide continued unabated until early March 2009.

During the second quarter of 2009, stocks rallied sharply from their lows. In fact, the global equity market rally was one of the strongest rebounds since the Great Depression era, with much of the rally centering on higher beta stocks with financial leverage.

The economic backdrop remains finely balanced; recent economic indicators have come in ahead of expectations, as last year's massive inventory de-stocking required abrupt production decreases across several industries. Government stimulus packages combined with financial sector support appears to have stemmed the fall in capital investment and bank lending. Business and consumer confidence surveys are up in the developed world, and Japan's economically-geared corporate sector has turned more positive on the medium-term outlook.

Over the the 12 month period ended July 31, 2009, the International Opportunities Fund returned -12.86% (Class A shares at NAV) versus the benchmark, the MSCI EAFE Index, return of -22.16%. Positive performance can be attributed to strong stock selection, an overweight in Asia Pacific particularly China, and currency hedges against euro and sterling. The largest detractor to performance was found in the Fund's exposure to natural resources-related holdings as the entire sector was depressed with many quality names pushed lower indiscriminately. This included holdings such as Russian natural gas producer Gazprom and UK mining company Xstrata.

There was little change made to the sub-portfolio allocation over the period. The Fund mildly reduced its allocation to the Europe-1 and Europe-2 sub-portfolios and added to the Asia-Pacific and Japanese allocations. In the case of Asia this reflects our long term positive view and continues a trend from late last year. Regarding Japan, though economic news has been poor, we believe it may be bottoming and the market has been very cheap on a price/book basis.

In January the Fund closed its currency hedges against the sterling and euro. The US dollar had been through a very strong rally but has secular weaknesses including a high account deficit and a high fiscal deficit. In February, the Fund placed a small currency hedge against the yen. We believe the yen is overvalued and should be trading in the 110-120 range versus the US dollar.

Given the major sell-off in global equities last year, a rebound is not surprising. However, we believe sustainable profit growth and subsequent share price performance will require more than fiscal spending. With unemployment high, extended positive earnings reports may prove difficult. Many countries are burdened with high debt and overvalued housing which may lead to lower consumption.

However we remain more confident that growth is continuing in China. Certainly some of the economic numbers we have seen, along with rising commodity prices, are signs that China's economy is improving. While many uncertainties remain, overall we believe there will be a global, albeit sluggish economic recovery.

Price to book ratio is a stock's capitalization divided by its book value. Currency hedging: a hedge is an investment made to reduce the risk of adverse price movements in a security by taking an off-setting position in a related security or in this case, a related currency.

The USD to JPY exchange rate on 6/30/09 was 96.5

Beta: A quantitative measure of the volatility of a given security relative to the overall market.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Japan                                                                      20.2%
France                                                                     13.5
United Kingdom                                                             13.4
Switzerland                                                                12.3
China                                                                       6.8
Germany                                                                     5.1
Other                                                                      28.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financials                                                                 27.2%
Information Technology                                                     12.6
Industrials                                                                11.7
Health Care                                                                11.2
Consumer Discretionary                                                      9.4
Materials                                                                   7.6
Telecommunication Services                                                  7.5
Consumer Staples                                                            7.1
Energy                                                                      5.7

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

           Int'l Opportunities Fund   Int'l Opportunities Fund
              Class A w/out sales         Class A w/sales           MSCI EAFE
               charge - $23,616           charge - $22,259       Index - $14,822
8/31/01           $  10,000                  $   9,425               $ 10,000
                      9,080                      8,558                  8,989
                      9,930                      9,359                  9,219
                     11,430                     10,773                  9,560
                     11,640                     10,971                  9,617
                     11,610                     10,942                  9,106
                     11,290                     10,641                  9,171
                     11,840                     11,159                  9,671
                     11,950                     11,263                  9,741
                     11,940                     11,253                  9,874
                     11,540                     10,876                  9,484
7/31/02              10,510                      9,906                  8,549
                     10,410                      9,811                  8,531
                      9,280                      8,746                  7,617
                     10,060                      9,482                  8,027
                     10,710                     10,094                  8,393
                     10,328                      9,735                  8,111
                     10,167                      9,583                  7,773
                      9,553                      9,004                  7,595
                      9,453                      8,909                  7,452
                     10,500                      9,896                  8,191
                     11,164                     10,522                  8,695
                     11,647                     10,977                  8,910
7/31/03              12,070                     11,376                  9,127
                     12,906                     12,163                  9,349
                     13,127                     12,372                  9,639
                     13,973                     13,169                 10,240
                     13,973                     13,169                 10,469
                     14,890                     14,034                 11,288
                     15,501                     14,610                 11,448
                     15,878                     14,965                 11,714
                     16,378                     15,436                 11,785
                     15,889                     14,975                 11,528
                     15,613                     14,716                 11,578
                     15,950                     15,033                 11,837
7/31/04              15,226                     14,351                 11,454
                     15,196                     14,322                 11,507
                     15,552                     14,658                 11,810
                     16,164                     15,234                 12,213
                     17,126                     16,141                 13,051
                     17,902                     16,872                 13,624
                     17,767                     16,746                 13,375
                     18,492                     17,428                 13,956
                     18,254                     17,204                 13,611
                     17,705                     16,687                 13,306
                     17,446                     16,443                 13,326
                     17,622                     16,609                 13,509
7/31/05              18,388                     17,331                 13,924
                     19,164                     18,062                 14,280
                     19,733                     18,599                 14,918
                     19,288                     18,179                 14,484
                     19,990                     18,842                 14,842
                     20,852                     19,654                 15,533
                     22,273                     20,993                 16,488
                     22,165                     20,892                 16,455
                     23,005                     21,683                 17,005
                     24,156                     22,769                 17,830
                     23,252                     21,916                 17,159
                     23,317                     21,977                 17,165
7/31/06              23,166                     21,835                 17,337
                     23,769                     22,403                 17,818
                     23,898                     22,525                 17,849
                     24,727                     23,306                 18,545
                     25,890                     24,402                 19,104
                     26,697                     25,163                 19,705
                     26,798                     25,259                 19,840
                     27,091                     25,535                 20,003
                     27,743                     26,150                 20,522
                     28,812                     27,157                 21,452
                     29,768                     28,058                 21,857
                     30,309                     28,567                 21,891
7/31/07              30,275                     28,535                 21,571
                     29,971                     28,249                 21,239
                     32,064                     30,222                 22,379
                     33,605                     31,674                 23,261
                     31,861                     30,031                 22,502
                     31,604                     29,789                 21,997
                     28,407                     26,775                 19,967
                     28,444                     26,810                 20,260
                     28,371                     26,741                 20,056
                     29,939                     28,219                 21,170
                     30,784                     29,015                 21,417
                     27,795                     26,198                 19,670
7/31/08              27,084                     25,528                 19,040
                     25,529                     24,062                 18,273
                     22,221                     20,945                 15,638
                     18,228                     17,181                 12,483
                     17,762                     16,742                 11,814
                     18,998                     17,907                 12,526
                     17,222                     16,233                 11,298
                     15,984                     15,066                 10,143
                     17,460                     16,457                 10,791
                     19,711                     18,579                 12,189
                     22,500                     21,207                 13,654
                     22,062                     20,795                 13,580
7/31/09              23,616                     22,259                 14,822

TOTAL RETURNS AS OF JULY 31, 2009

                                                                                                             SINCE
                                       NASDAQ                        ONE          THREE        FIVE        INCEPTION
AT NAV                                 SYMBOL        CLASS          YEAR          YEARS*      YEARS*       (8/31/01)*
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund      HFOAX       Class A        -12.86%         0.62%       9.16%         11.46%
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund      HFOBX       Class B        -13.55         -0.13        8.33          10.64
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund      HFOCX       Class C        -13.55         -0.13        8.36          10.64
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund      HFORX       Class R**      -13.10          0.41        8.90          11.19
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund      HFOWX       Class W***     -12.77          0.66        9.18          11.47
----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                  Class A        -17.88%        -1.34%       7.88%         10.63%
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                  Class B        -17.55         -1.14        8.19          10.64
----------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                  Class C        -13.55         -0.13        8.36          10.64
----------------------------------------------------------------------------------------------------------------------
INDEX
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                    -22.16%        -5.09%       5.29%          5.10%
----------------------------------------------------------------------------------------------------------------------

*  Average annual return.

** Class R shares inception was 9/30/05. The performance for Class R shares for the period prior to 9/30/05 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to 3/31/09 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, C, R and W shares are 1.47%, 2.22%, 2.22%, 1.72% and 1.22% respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and W shares, respectively, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                                COMMENTARY

JAPAN-ASIA FOCUS FUND

JAPAN-ASIA FOCUS FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
NTT DOCOMO, INC.                                                       4.9%
SUMITOMO MITSUI FINANCIAL GROUP, INC.                                  4.7
MITSUBISHI UFJ FINANCIAL GROUP, INC.                                   4.4
MITSUI SUMITOMO INSURANCE GROUP HOLDINGS, INC.                         3.9
NINTENDO CO., LTD.                                                     3.5
CANON, INC.                                                            3.5
TAKEDA PHARMACEUTICAL CO., LTD.                                        3.4
DAIWA SECURITIES GROUP, INC.                                           3.3
HAKUHODO DY HOLDINGS, INC.                                             3.3
MIZUHO FINANCIAL GROUP, INC.                                           3.2

Having suffered a collapse in share prices along with markets around the world towards the end of last year, stock markets in Asia began to recover sharply in the early stages of 2009. While smaller markets in the Asian region recovered the most, Japan, enjoyed a strong recovery, rising by about a third in local terms to end the period on a positive footing.

Stock prices moved quickly to discount a recovery in activity after a severe fall in production, the magnitude of which, in a Japanese context, the country had not previously witnessed. Besides the reported collapse in profits and associated economic indicators, the political arena is set for a potential lifetime change with a general election at the end of August. The opposition Democratic Party of Japan looks to be the odds-on favorites to win, thus wresting power from the incumbent Liberal Democratic Party. How such a change might impact the economy or stock market is unclear but a change might well be a change for the better after years of Liberal Democratic rule.

Asian markets powered ahead largely on the back of China's efforts to boost its economy with loose monetary and fiscal policies. This had the required impact on the stock market and although the portfolio only had a small proportion invested in Asia, this had a positive impact on the overall portfolio.

Over the 12 month period ended July 31, 2009, the Japan-Asia Focus Fund returned -9.29% (Class A shares at NAV) versus the benchmark, the MSCI Japan Index, return of -16.89%. The Fund performed better than the Japanese market largely due to the commitment to domestic-related areas, while a number of stock-specific positions contributed strongly. On a sector basis, the overweight positions in Technology and Consumer Discretionary shares were the largest contributors while the overweight position in Financials was the largest detractor.

On a stock basis, the largest contributors came from a wide area reflecting the volatility of stock prices witnessed during the period. Sino Land (real estate), Yamada Denki (computer retailer), Canon (electronics) and Bridgestone (tires) were the largest contributors. Despite the fall in the market, some of the more defensive issues such as West Japan Railway and Nintendo were amongst the worst performers, which runs contrary to what might have been expected in such a stock market environment.

The structure of the Fund maintained the same bias throughout the period with an emphasis on the domestic economy. Over the duration of the period, the underweight position in Industrial stocks was increased and the commitment to the domestic-facing service sector was raised. These two positions are the most meaningful on a sector basis and reflect the view that the benefits to Industrials stocks from an extended commodity cycle are over, and that attraction within the market lies mainly in the domestic economy.

Markets continued to edge higher, egged on by the prospects of economic recovery coupled with the skepticism of investors in general. We believe such upward movements in equities are made in trepidation, as they are susceptible to sudden correction. While the way ahead may be volatile we remain positive on the outlook for Japanese equities as the global economic cycle is expected to improve and as domestic and international investors are anticipated to a return to the market.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

JAPAN-ASIA FOCUS FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Japan                                                                      92.1%
Hong Kong                                                                   5.2
Singapore                                                                   2.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financials                                                                 32.9%
Consumer Discretionary                                                     20.6
Information Technology                                                     18.6
Industrials                                                                 9.2
Telecommunication Services                                                  7.1
Consumer Staples                                                            5.0
Health Care                                                                 3.5
Materials                                                                   3.1

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

             Japan-Asia Focus         Japan-Asia Focus
            Fund Class A w/out          Fund Class A             MSCI Japan
           sales charge - $7,328   w/sales charge - $6,907    Index - $7,364
1/31/06          $  10,000                $  9,425               $ 10,000
                     9,860                   9,293                  9,915
                    10,360                   9,764                 10,169
                    10,490                   9,887                 10,465
                     9,850                   9,284                  9,814
                     9,920                   9,350                  9,706
7/31/06              9,650                   9,095                  9,652
                     9,830                   9,265                  9,797
                     9,750                   9,189                  9,640
                     9,870                   9,302                  9,807
                     9,860                   9,293                  9,877
                     9,860                   9,293                 10,123
1/31/07              9,990                   9,416                 10,208
                    10,220                   9,632                 10,619
                    10,010                   9,434                 10,483
                     9,710                   9,152                 10,279
                     9,950                   9,378                 10,447
                    10,150                   9,566                 10,416
7/31/07             10,130                   9,548                 10,399
                     9,730                   9,171                 10,094
                     9,730                   9,171                 10,330
                     9,770                   9,208                 10,291
                     9,440                   8,897                 10,103
                     9,090                   8,567                  9,703
1/31/08              8,548                   8,056                  9,260
                     8,235                   7,762                  9,324
                     8,089                   7,624                  8,951
                     8,819                   8,312                  9,602
                     8,975                   8,459                  9,844
                     8,194                   7,722                  9,173
7/31/08              8,079                   7,614                  8,860
                     7,453                   7,025                  8,508
                     7,016                   6,612                  7,559
                     5,911                   5,571                  6,441
                     5,942                   5,600                  6,361
                     6,713                   6,327                  6,878
1/31/09              6,004                   5,659                  6,411
                     5,223                   4,922                  5,617
                     5,442                   5,129                  5,739
                     6,226                   5,868                  6,291
                     6,321                   5,958                  6,940
                     6,321                   5,958                  7,062
7/31/09              7,328                   6,907                  7,364

TOTAL RETURNS AS OF JULY 31, 2009

                                                                                        SINCE\
                                   NASDAQ                       ONE       THREE       INCEPTION
AT NAV                             SYMBOL         CLASS        YEAR       YEARS*      (1/31/06)*
-------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund      HFJAX       Class A      -9.29%      -8.77%       -8.50%
-------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund      HFJCX       Class C     -10.00       -9.48        -9.20
-------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                  Class A     -14.48%     -10.55%      -10.04%
-------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                  Class C     -10.00       -9.48        -9.20
-------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------
MSCI Japan Index                                             -16.89%      -8.62%       -8.37%
-------------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for Class A and C shares are 1.75% and 2.50%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 2.00%, and 2.75% for Class A and C shares, respectively, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                               COMMENTARY

WORLDWIDE INCOME FUND

WORLDWIDE INCOME FUND
TOP 10 LONG-TERM HOLDINGS

                                                                 AS A PERCENTAGE
SECURITY                                                          OF NET ASSETS
--------------------------------------------------------------------------------
NORDIC TELEPHONE COMPANY APS                                           3.3%
UNITYMEDIA HESSEN GMBH                                                 3.2
STANDARD CHARTERED PLC                                                 3.2
HCA, INC.                                                              3.1
WIND ACQUISITION FINANCE S.A.                                          2.8
IMPRESS HOLDINGS B.V.                                                  2.8
ROYAL BANK OF SCOTLAND GROUP PLC                                       2.7
LEVI STRAUSS & CO.                                                     2.6
FS FUNDING AS                                                          2.6
CROWN EUROPEAN HOLDINGS S.A.                                           2.5

Over the period ended July 31, 2009, the Worldwide Income Fund returned -10.71% (Class A shares at NAV) versus the benchmark, the Barclays Capital Global Aggregate Bond (ex US MBS) Index, return of 3.91%. This underperformance was a result of holding too much high yield and financial bonds into the worst financial crisis in living memory. Since the early part of March however, the Fund has performed well on the back of a major rally in credit markets.

In December, the portfolio manager of the Worldwide Income Fund was replaced by John Pattullo, Head of Retail Fixed Income and Jenna Barnard, Director of Retail Fixed Income. The new managers are experienced credit managers in high yield but also have considerable knowledge of the importance of asset allocation.

The year under review was undoubtedly defined by Lehman Brothers' bankruptcy in September 2008; an event that sent shockwaves through financial markets and plunged the global economy into the most severe recession in the post-war period. Credit markets, which had experienced a relatively quiet summer, entered a period of meltdown.

Fears surrounding the possible wholesale nationalization of the banking system and non-payment of coupons on subordinated bonds peaked during the first quarter 2009. Prices of financial bonds plummeted with rating agencies compounding the misery by downgrading a number of investment grade bonds into the high yield market.

In late March this dynamic was broken. A number of banks approached bondholders and offered to tender or exchange some of their junior bonds for senior bonds or indeed cash at prices significantly higher than prevailing market prices. These actions, combined with reasonable first quarter results from several banks, a large amount of equity-raising, and the results of the US banking stress tests, saw the market for financial bonds reverse sharply higher. Indeed, March to June 2009 was one of the strongest quarters for credit markets as all asset classes were buoyed by a renewed sense of optimism.

With the change in management the fund composition was reshaped somewhat. We sold out the small amount of the emerging market holdings and some of the more distressed high yield credits where we were uncomfortable with the individual outlook. Given the exceptional circumstances, we held significant cash holdings and even a few US Treasuries. However as the credit market gained strength, the fund began to regain some of the capital it had lost due the significant beta of the fund which had been maintained.

After a major rally, the shape of the Fund was further altered in June. A number of the larger predominately financial positions were reduced (such as Allianz, Axa, Standard Chartered and Catlin Insurance, etc.) in order to manage issuer concentration risks resulting from the rising price of these bonds. Proceeds were used to introduce new holdings into the Fund to enhance diversification in the industrial area. These included lTV, BAA, Heineken, Iron Mountain, Constellation Brands, Daily Mail and Yum Brands among others.

The virtuous circle of re-equitization, debt refinancing/maturity extension and deleveraging continues. This has been accompanied by evidence of house price stabilization and much more positive economic data. We continue to see good value in both equity and credit markets as the economic cycle progresses. We continued to be very focused on seeking to restore lost capital for shareholders.

Beta: A quantitative measure of the volatility of a given security relative to the overall market.

HENDERSON GLOBAL FUNDS                                       PERFORMANCE SUMMARY

WORLDWIDE INCOME FUND

PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

United Kingdom                                                             30.2%
United States                                                              29.5
Germany                                                                     7.8
France                                                                      6.4
Netherlands                                                                 6.1
Luxembourg                                                                  5.0
Other                                                                      15.0

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)

                                   [PIE CHART]

Financial                                                                  24.8%
Communications                                                             23.9
Consumer, Non-cyclical                                                     21.6
Industrial                                                                 11.5
Consumer, Cyclical                                                          8.4
Basic Materials                                                             4.5
Other                                                                       5.3

INVESTMENT COMPARISON
Value of $10,000

                                  [LINE CHART]

           Worldwide Income Fund    Worldwide Income Fund    Barclays Capital Global
                Class A w/out          Class A w/sales      Aggregate Bond (ex US MBS)
           sales charge - $11,585      charge - $11,035          Index - $13,780
9/30/03           $  10,000                $  9,525                 $  10,000
                     10,220                   9,735                     9,941
                     10,570                  10,068                    10,089
                     11,023                  10,499                    10,458
                     11,164                  10,634                    10,492
                     11,154                  10,624                    10,540
                     11,236                  10,702                    10,669
                     11,143                  10,614                    10,245
                     10,957                  10,437                    10,308
                     11,072                  10,546                    10,328
7/31/04              11,281                  10,745                    10,310
                     11,496                  10,950                    10,547
                     11,660                  11,106                    10,690
                     11,889                  11,324                    10,974
                     12,033                  11,462                    11,316
                     12,195                  11,616                    11,504
                     12,168                  11,590                    11,355
                     12,359                  11,772                    11,388
                     11,970                  11,401                    11,233
                     11,832                  11,270                    11,383
                     12,029                  11,458                    11,195
                     12,227                  11,646                    11,131
7/31/05              12,417                  11,827                    11,037
                     12,465                  11,873                    11,231
                     12,388                  11,800                    11,034
                     12,243                  11,660                    10,857
                     12,375                  11,785                    10,762
                     12,507                  11,911                    10,869
                     12,652                  12,050                    11,022
                     12,821                  12,212                    10,969
                     12,836                  12,227                    10,858
                     12,939                  12,326                    11,095
                     12,853                  12,244                    11,263
                     12,803                  12,195                    11,157
7/31/06              12,999                  12,381                    11,261
                     13,191                  12,564                    11,386
                     13,263                  12,634                    11,372
                     13,468                  12,830                    11,487
                     13,663                  13,017                    11,789
                     13,797                  13,145                    11,615
                     13,847                  13,193                    11,482
                     13,948                  13,291                    11,734
                     14,076                  13,414                    11,761
                     14,270                  13,600                    11,904
                     14,355                  13,682                    11,702
                     14,176                  13,512                    11,650
7/31/07              13,859                  13,211                    11,911
                     13,937                  13,286                    12,049
                     14,298                  13,631                    12,348
                     14,509                  13,834                    12,561
                     14,188                  13,528                    12,802
                     14,249                  13,587                    12,753
                     13,706                  13,070                    13,126
                     13,477                  12,853                    13,380
                     13,338                  12,721                    13,683
                     13,764                  13,129                    13,380
                     13,815                  13,178                    13,223
                     13,282                  12,671                    13,237
7/31/08              12,951                  12,356                    13,261
                     13,056                  12,457                    12,980
                     11,632                  11,099                    12,605
                      9,224                   8,803                    12,090
                      8,969                   8,561                    12,412
                      8,727                   8,330                    13,283
                      8,796                   8,397                    12,772
                      8,496                   8,111                    12,423
                      8,764                   8,368                    12,726
                      9,710                   9,273                    12,855
                      9,925                   9,479                    13,388
                      9,924                   9,479                    13,451
7/31/09              11,585                  11,035                    13,780

TOTAL RETURNS AS OF JULY 31, 2009

                                                                                                    SINCE
                              NASDAQ                                ONE       THREE       FIVE     INCEPTION
AT NAV                        SYMBOL       CLASS                   YEAR       YEARS*     YEARS*    (9/30/03)*
-------------------------------------------------------------------------------------------------------------
Worldwide Income Fund Fund     HFAAX      Class A                 -10.71%     -3.77%      0.53%     2.55%
-------------------------------------------------------------------------------------------------------------
Worldwide Income Fund Fund     HFABX      Class B                 -11.23      -4.37      -0.17      1.82
-------------------------------------------------------------------------------------------------------------
Worldwide Income Fund Fund     HFACX      Class C                 -11.55      -4.52      -0.25      1.77
-------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------------
Worldwide Income Fund Fund                Class A                 -14.94%     -5.32%     -0.45%     1.70%
-------------------------------------------------------------------------------------------------------------
Worldwide Income Fund Fund                Class B                 -15.23      -5.48      -0.38      1.66
-------------------------------------------------------------------------------------------------------------
Worldwide Income Fund Fund                Class C                 -11.55      -4.52      -0.25      1.77
-------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond (ex US MBS) Index            3.91%      6.98%      5.99%     5.66%
-------------------------------------------------------------------------------------------------------------

*     Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B and C shares are 1.36%, 2.11% and 2.11%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses, do not exceed 1.31%, 2.06% and 2.06%, for Class A, B and C shares, which is in effect until July 31, 2020. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective May 19, 2006, the Henderson Income Advantage Fund changed its name, investment objective and policies and became the Henderson Worldwide Income Fund. The Fund's historical performance may not represent current investment policies. The Fund compares its performance to the Barclays Capital Global Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed Securities. On November 3, 2008, the Lehman Brothers Global Aggregate Bond Index changed its name to the Barclays Capital Global Aggregate Bond Index. The Fund is professionally managed while the index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2009

                                                                   VALUE
    SHARES                                                        (NOTE 2)
--------------                                                ------------------
COMMON STOCKS - 94.49%
                  AUSTRALIA - 7.43%
    23,016,448    Centamin Egypt, Ltd. * ..................   $      33,737,972
                                                              -----------------
                  CANADA - 2.31%
     3,818,947    European Goldfields, Ltd. * .............          10,494,049
                                                              -----------------
                  CYPRUS - 0.49%
     1,300,000    AFI Development plc, GDR (a)(b) .........           2,210,000
                                                              -----------------
                  DENMARK - 1.07%
        70,000    Carlsberg A/S, Class B ..................           4,856,738
                                                              -----------------
                  FINLAND - 1.61%
       350,026    Sampo Oyj, A Shares .....................           7,308,765
                                                              -----------------
                  FRANCE - 8.05%
       145,000    Carrefour S.A. ..........................           6,806,624
       150,000    France Telecom S.A. .....................           3,743,549
       600,000    Rhodia S.A. * ...........................           6,541,269
       215,000    Sanofi-Aventis ..........................          14,083,953
       210,000    Vivendi S.A. ............................           5,395,114
                                                              -----------------
                                                                     36,570,509
                                                              -----------------
                  GERMANY - 3.16%
       108,556    Daimler AG ..............................           5,023,914
       155,000    Gerresheimer AG .........................           3,470,675
       255,000    Rhoen Klinikum AG .......................           5,869,739
                                                              -----------------
                                                                     14,364,328
                                                              -----------------
                  GREECE - 0.90%
       538,265    Sidenor Steel Products
                  Manufacturing Co. * .....................           4,066,100
                                                              -----------------
                  IRELAND - 1.83%
       344,680    CRH plc .................................           8,312,325
                                                              -----------------
                  ITALY - 2.26%
       575,000    Azimut Holding SpA ......................           6,146,603
       370,000    Fiat SpA * ..............................           4,102,867
                                                              -----------------
                                                                     10,249,470
                                                              -----------------
                  KAZAKHSTAN - 4.41%
       590,000    KazMunaiGas Exploration
                  Production, GDR .........................          12,714,500
     1,724,139    Zhaikmunai LP, GDR * ....................           7,327,591
                                                              -----------------
                                                                     20,042,091
                                                              -----------------

                                                                   VALUE
     SHARES                                                       (NOTE 2)
--------------                                                ------------------
                  LUXEMBOURG - 3.31%
       305,000    ArcelorMittal ...........................   $      10,976,587
     2,016,000    GlobeOp Financial Services ..............           4,041,153
                                                              -----------------
                                                                     15,017,740
                                                              -----------------
                  NETHERLANDS - 4.92%
       410,333    A&D Pharma Holding N.V., GDR * ..........           1,491,361
       170,000    Akzo Nobel N.V. .........................           9,327,372
       414,902    AMTEL Vredestein N.V., GDR (a)(c) * .....                  --
       210,000    TNT N.V. ................................           4,988,049
     3,561,400    Wavin N.V. ..............................           6,543,043
                                                              -----------------
                                                                     22,349,825
                                                              -----------------
                  PORTUGAL - 1.61%
       557,532    Galp Energia, SGPS, S.A., B Shares ......           7,294,887
                                                              -----------------
                  RUSSIA - 2.27%
       500,000    OAO Gazprom, ADR ........................          10,325,000
                                                              -----------------
                  SPAIN - 0.50%
     1,017,175    Realia Business S.A. * ..................           2,261,655
                                                              -----------------
                  SWITZERLAND - 12.70%
       200,000    Compagnie Financiere Richemont SA .......           4,914,612
        62,000    Roche Holding AG ........................           9,775,885
        40,000    Swatch Group AG .........................           7,310,158
       700,000    Temenos Group AG * ......................          14,017,686
       922,603    UBS AG * ................................          13,476,660
        41,615    Zurich Financial Services AG ............           8,177,748
                                                              -----------------
                                                                     57,672,749
                                                              -----------------
                  UNITED ARAB EMIRATES - 2.51%
     3,820,139    Kingdom Hotel
                  Investments, GDR * ......................          11,422,216
                                                              -----------------
                  UNITED KINGDOM - 31.19%
     1,747,422    Aero Inventory plc ......................           6,917,986
     9,047,767    Afren plc * .............................           8,350,399
     2,500,000    Ashmore Group plc .......................           8,790,744
    11,000,000    Ashtead Group plc .......................          11,438,408
     1,500,000    BAE Systems plc .........................           7,692,423
     2,600,000    Barclays plc ............................          13,129,405
     2,500,000    British Airways plc * ...................           5,946,803
       280,000    Cairn Energy plc * ......................          11,206,717
       900,000    Daily Mail & General Trust plc ..........           4,510,216

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2009 (CONTINUED)

                                                                   VALUE
    SHARES                                                        (NOTE 2)
--------------                                                ------------------
                  UNITED KINGDOM - (continued)
       260,000    Dana Petroleum plc * ....................   $       5,963,173
       188,000    Hochschild Mining plc ...................             783,541
       396,825    Impellam Group plc * ....................             169,034
       350,000    Imperial Tobacco Group plc ..............          10,003,491
     1,200,000    Informa plc .............................           4,805,885
     4,995,000    Juridica Investments, Ltd. (c) ..........          10,179,557
     6,377,800    Lloyds TSB Group plc ....................           9,055,728
     4,972,917    Regal Petroleum plc * ...................           5,544,930
     5,682,536    Tau Capital plc * .......................           1,392,221
       953,205    Tullow Oil plc ..........................          15,739,703
                                                              -----------------
                                                                    141,620,364
                                                              -----------------
                  UNITED STATES - 1.96%
       850,000    Virgin Media, Inc. ......................           8,882,500
                                                              -----------------
                  TOTAL COMMON STOCK
                  (Cost $508,319,098) .....................         429,059,283
                                                              -----------------
PREFERRED STOCK - 1.06%
                  GERMANY - 1.06%
       130,685    Henkel AG & Co KGaA .....................           4,805,643
                                                              -----------------
                  TOTAL PREFERRED STOCK
                  (Cost $4,569,159) .......................           4,805,643
                                                              -----------------
RIGHTS - 0.06%
                  GERMANY - 0.06%
       225,000    Rhoen Klinikum AG
                  (Expires 08/04/09) ......................             285,096
                                                              -----------------
                  TOTAL RIGHTS
                  (Cost $0) ...............................             285,096
                                                              -----------------

                                                                   VALUE
    SHARES                                                        (NOTE 2)
--------------                                                ------------------
REITS - 1.59%
                  UNITED KINGDOM - 1.59%
     1,304,980    Shaftesbury plc .........................   $       7,204,583
                                                              -----------------
                  TOTAL REITS
                  (Cost $6,120,299) .......................           7,204,583
                                                              -----------------
                  TOTAL LONG TERM INVESTMENTS
                  (Cost $519,008,556) .....................         441,354,605
                                                              -----------------
SHORT TERM INVESTMENT - 5.18%
    23,544,003    Fidelity Institutional Treasury
                  Portfolio ...............................          23,544,003
                                                              -----------------
                  TOTAL SHORT TERM INVESTMENT
                  (Cost $23,544,003) ......................          23,544,003
                                                              -----------------
TOTAL INVESTMENTS - 102.38%
                  (Cost $542,552,559) .....................         464,898,608

NET OTHER ASSETS AND LIABILITIES - (2.38)% ................         (10,806,784)
                                                              -----------------

TOTAL NET ASSETS - 100.00% ................................   $     454,091,824
                                                              =================

*     Non income producing security

(a) Fair valued at July 31, 2009 as determined in good faith using procedures approved by the Trustees of the Trust.

(b) Represents a restricted security, purchased under Rule 144A, section 4(2)g which is exempt registration under the securities Act of 1933 as amended. At July 31, 2009 the securities had an aggregate value of $2,210,000, which represented 0.5% of net assets.

(c) This security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

ADR   American Depositary Receipts

GDR   Global Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                           % OF NET
A PERCENTAGE OF NET ASSETS:                                           ASSETS
-----------------------------------------------------------------------------
Oil & Gas Exploration & Production ........................            13.11%
Gold ......................................................             9.74
Pharmaceuticals ...........................................             5.26
Diversified Banks .........................................             4.89
Trading Companies & Distributors ..........................             4.04
Industrial Conglomerates ..................................             3.92
Integrated Oil & Gas                                                    3.88
Asset Management & Custody Banks ..........................             3.60
Multi-line Insurance ......................................             3.41
Steel .....................................................             3.31
Application Software ......................................             3.09
Real Estate Management & Development ......................             3.00
Diversified Capital Markets ...............................             2.97
Apparel, Accessories & Luxury Goods .......................             2.69
Tobacco ...................................................             2.20
Diversified Chemicals .....................................             2.05
Publishing ................................................             2.05
Automobile Manufacturers ..................................             2.01
Cable & Satellite .........................................             1.96
Construction Materials ....................................             1.83
Aerospace & Defense .......................................             1.69
Diversified REIT's ........................................             1.59
Hypermarkets & Super Centers ..............................             1.50
Construction & Engineering ................................             1.44
Specialty Chemicals .......................................             1.44
Airlines ..................................................             1.31
Health Care Facilities ....................................             1.29
Movies & Entertainment ....................................             1.19
Air Freight & Logistics ...................................             1.10
Brewers ...................................................             1.07
Household Products ........................................             1.06
Other Diversified Financial Services ......................             0.89
Integrated Telecommunication Services .....................             0.82
Life Sciences Tools & Services ............................             0.76
Diversified Real Estate Activities ........................             0.50
Health Care Distributors ..................................             0.33
Precious Metals & Minerals ................................             0.17
Human Resource & Employment Services ......................             0.04
                                                                    --------
Long Term Investments .....................................            97.20
Short Term Investment .....................................             5.18
                                                                    --------
Total Investments .........................................           102.38
Net Other Assets and Liabilities ..........................            (2.38)
                                                                    --------
                                                                      100.00%
                                                                    ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

GLOBAL EQUITY INCOME FUND
JULY 31, 2009

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
COMMON STOCKS - 99.06%
                  CHINA - 5.14%
    14,899,000    Bank of China, Ltd., Class H ............   $       7,420,615
     1,800,000    China COSCO Holdings Co.,
                  Ltd., Class H ...........................           2,601,274
        57,753    PetroChina Co., Ltd., ADR ...............           6,800,416
                                                              -----------------
                                                                     16,822,305
                                                              -----------------
                  CYPRUS - 1.62%
     1,011,603    ProSafe SE ..............................           5,306,029
                                                              -----------------
                  CZECH REPUBLIC - 1.70%
       204,337    Telefonica 02 Czech Republic a.s. .......           5,582,838
                                                              -----------------
                  FRANCE - 9.01%
       399,204    France Telecom S.A. .....................           9,962,931
        47,352    Lafarge S.A. ............................           3,420,432
       124,352    M6-Metropole Television .................           2,485,775
        35,400    Neopost S.A. ............................           3,014,722
       143,271    Total S.A. ..............................           7,945,580
       103,233    Vivendi S.A. ............................           2,652,161
                                                              -----------------
                                                                     29,481,601
                                                              -----------------
                  GERMANY - 0.70%
        62,839    MTU Aero Engines Holding AG .............           2,283,892
                                                              -----------------
                  GREECE - 1.34%
       182,385    OPAP S.A. ...............................           4,380,212
                                                              -----------------
                  ITALY - 5.53%
       414,181    ENI SpA .................................           9,640,120
     2,399,660    Terna - Rete Elettrica Nationale SpA ....           8,456,528
                                                              -----------------
                                                                     18,096,648
                                                              -----------------
                  JAPAN - 1.35%
        16,400    Nintendo Co., Ltd. ......................           4,435,149
                                                              -----------------
                  NETHERLANDS - 3.06%
       123,946    Royal Dutch Shell plc,
                  Class B .................................           3,217,489
       249,148    Unilever N.V. ...........................           6,807,468
                                                              -----------------
                                                                     10,024,957
                                                              -----------------
                  SINGAPORE - 2.74%
     1,100,000    Keppel Corp., Ltd. ......................           6,412,813
     1,400,000    Singapore Technologies
                  Engineering, Ltd. .......................           2,558,455
                                                              -----------------
                                                                      8,971,268
                                                              -----------------

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
                  SPAIN - 2.68%
       368,543    Banco Santander S.A. ....................   $       5,336,886
       400,000    Iberdrola S.A. ..........................           3,432,121
                                                              -----------------
                                                                      8,769,007
                                                              -----------------
                  TAIWAN - 8.79%
    5,145,000     Far EasTone Telecommunications
                  Co., Ltd. ...............................           6,053,310
       408,000    HTC Corp. * .............................           5,565,106
     3,780,430    Quanta Computer, Inc. ...................           7,155,715
       954,749    Taiwan Semiconductor
                  Manufacturing Co., Ltd., ADR ............           9,996,223
                                                              -----------------
                                                                     28,770,354
                                                              -----------------
                  UNITED KINGDOM - 40.74%
       681,166    Amlin plc ...............................           3,783,364
        68,243    AstraZeneca plc .........................           3,195,323
     1,464,937    BP plc ..................................          12,167,003
       215,461    British American Tobacco plc ............           6,687,256
       378,502    Bunzl plc ...............................           3,275,152
       636,898    Cineworld Group plc .....................           1,510,747
     1,223,602    Electrocomponents plc ...................           3,035,290
       400,046    F&C Asset Management plc ................             491,169
     4,000,463    Friends Provident Group plc .............           4,687,826
       342,289    GlaxoSmithKline plc .....................           6,569,715
       438,211    Halfords Group plc ......................           2,547,394
       577,573    Hiscox, Ltd. ............................           2,918,541
       526,990    HSBC Holdings plc .......................           5,332,481
       635,474    ICAP plc ................................           4,819,336
       251,041    Imperial Tobacco Group plc ..............           7,175,104
       391,540    Interserve plc ..........................           1,281,934
     1,680,000    Marston's plc ...........................           2,602,895
       336,889    National Grid plc .......................           3,142,994
       462,441    Pearson plc .............................           5,357,181
       606,994    Pennon Group plc ........................           4,628,697
     3,177,784    RSA Insurance Group plc .................           6,720,346
       219,317    SABMiller plc ...........................           5,081,387
       691,602    Scottish & Southern Energy plc ..........          12,789,024
       177,526    Severn Trent plc ........................           2,872,071
     2,607,753    Smiths News plc .........................           5,009,540
       385,013    United Utilities plc ....................           2,898,976
     6,232,333    Vodafone Group plc ......................          12,774,054
                                                              -----------------
                                                                    133,354,800
                                                              -----------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

GLOBAL EQUITY INCOME FUND
JULY 31, 2009 (CONTINUED)

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
                  UNITED STATES - 14.66%
       105,986    AT&T, Inc. ..............................   $       2,780,013
       331,600    Atmos Energy Corp. ......................           9,006,256
       130,000    Bemis Co., Inc. .........................           3,421,600
       299,604    Bristol-Myers Squibb Co. ................           6,513,391
       286,714    ConAgra Foods, Inc. .....................           5,628,196
        93,520    Paychex, Inc. ...........................           2,478,280
       145,143    Pitney Bowes, Inc. ......................           2,997,203
       143,157    Progress Energy, Inc. ...................           5,646,112
        72,815    Reynolds American, Inc. .................           3,168,181
       198,306    Verizon Communications, Inc. ............           6,359,673
                                                              -----------------
                                                                     47,998,905
                                                              -----------------
                  TOTAL COMMON STOCK
                  (Cost $347,278,861) .....................         324,277,965
                                                              -----------------
REITS - 0.15%
                  FRANCE - 0.15%
        15,005    Mercialys ...............................             502,585
                                                              -----------------
                  TOTAL REITS
                  (Cost $441,028) .........................             502,585
                                                              -----------------
                  TOTAL LONG TERM INVESTMENTS
                  (Cost $347,719,889) .....................         324,780,550
                                                              -----------------
TOTAL INVESTMENTS - 99.21%
                  (Cost $347,719,889) .....................         324,780,550
                                                              -----------------
NET OTHER ASSETS AND LIABILITIES - 0.79% ..................           2,577,696
                                                              -----------------
TOTAL NET ASSETS - 100.00% ................................   $     327,358,246
                                                              =================

*     Non income producing security

ADR   American Depositary Receipts


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                           % OF NET
A PERCENTAGE OF NET ASSETS:                                           ASSETS
-----------------------------------------------------------------------------
Integrated Oil & Gas ......................................            12.15%
Electric Utilities ........................................             9.26
Integrated Telecommunication Services .....................             7.54
Wireless Telecommunication Services .......................             5.75
Diversified Banks .........................................             5.53
Tobacco ...................................................             5.20
Pharmaceuticals ...........................................             4.97
Computer Hardware .........................................             3.89
Packaged Foods & Meats ....................................             3.80
Semiconductors ............................................             3.05
Gas Utilities .............................................             2.75
Water Utilities ...........................................             2.29
Multi-line Insurance ......................................             2.05
Property & Casualty Insurance .............................             2.05
Industrial Conglomerates ..................................             1.96
Multi-Utilities ...........................................             1.85
Publishing ................................................             1.64
Oil & Gas Equipment & Services ............................             1.62
Brewers ...................................................             1.55
Distributors ..............................................             1.53
Aerospace & Defense .......................................             1.48
Investment Banking & Brokerage ............................             1.47
Life & Health Insurance ...................................             1.43
Home Entertainment Software ...............................             1.36
Casinos & Gaming ..........................................             1.34
Movies & Entertainment ....................................             1.27
Paper Packaging ...........................................             1.05
Construction Materials ....................................             1.04
Trading Companies & Distributors ..........................             1.00
Technology Distributors ...................................             0.93
Office Electronics ........................................             0.92
Office Services & Supplies ................................             0.92
Restaurants ...............................................             0.79
Marine ....................................................             0.79
Automotive Retail .........................................             0.78
Broadcasting ..............................................             0.76
Data Processing & Outsourced Services .....................             0.76
Construction & Engineering ................................             0.39
Retail REIT's .............................................             0.15
Asset Management & Custody Banks ..........................             0.15
                                                                    --------
Long Term Investments .....................................            99.21
Total Investments .........................................            99.21
Net Other Assets and Liabilities ..........................             0.79
                                                                    --------
                                                                      100.00%
                                                                    ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

GLOBAL OPPORTUNITIES FUND
JULY 31, 2009

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
COMMON STOCKS - 95.60%
                  BELGIUM - 1.52%
         5,083    Anheuser-Busch InBev N.V. ...............   $         202,239
                                                              -----------------
                  BRAZIL - 4.20%
         3,700    BRF - Brasil Foods S.A., ADR * ..........             163,244
        21,588    Cia Brasileira de Meios de Pagamento * ..             207,115
         4,595    Petroleo Brasileiro S.A., ADR ...........             189,498
                                                              -----------------
                                                                        559,857
                                                              -----------------
                  CANADA - 3.10%
         7,116    Kinross Gold Corp. ......................             140,371
         6,510    Shoppers Drug Mart Corp. ................             272,003
                                                              -----------------
                                                                        412,374
                                                              -----------------
                  CHINA - 3.61%
       413,000    Bank of China, Ltd., Class H ............             205,699
         6,500    China Medical Technologies,
                  Inc., ADR * .............................             102,895
        19,500    Ping An Insurance (Group) Co.
                  of China, Ltd., Class H .................             172,480
                                                              -----------------
                                                                        481,074
                                                              -----------------
                  FRANCE - 0.82%
         3,158    Veolia Environnement ....................             108,611
                                                              -----------------
                  GERMANY - 1.35%
         1,191    Muenchener Rueckversicherungs-
                  Gesellschaft AG .........................             180,091
                                                              -----------------
                  HONG KONG - 1.58%
        57,000    Hang Lung Properties, Ltd. ..............             210,715
                                                              -----------------
                  IRELAND - 2.06%
         7,250    Covidien plc ............................             274,123
                                                              -----------------
                  ITALY - 0.99%
         4,868    Saipem SpA ..............................             131,829
                                                              -----------------
                  JAPAN - 5.04%
         8,700    Makita Corp. ............................             216,063
           600    Nintendo Co., Ltd. ......................             162,262
         1,300    SMC Corp. ...............................             146,726
        27,000    The Bank of Yokohama, Ltd. ..............             146,378
                                                              -----------------
                                                                        671,429
                                                              -----------------

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
                  NETHERLANDS - 0.90%
         3,458    Randstad Holding N.V. * .................   $         119,767
                                                              -----------------
                  SINGAPORE - 10.39%
        82,000    Capitaland, Ltd. ........................             217,656
        41,000    DBS Group Holdings, Ltd. ................             395,428
       333,000    Genting Singapore plc * .................             195,522
        29,000    Keppel Corp., Ltd. ......................             169,065
         6,000    Singapore Airlines, Ltd. ................              56,283
        84,000    Wilmar International, Ltd. ..............             349,623
                                                              -----------------
                                                                      1,383,577
                                                              -----------------
                  SPAIN - 1.25%
         3,555    Red Electrica Corp., S.A. ...............             167,057
                                                              -----------------
                  SWITZERLAND - 7.32%
        10,922    ABB, Ltd. * .............................             199,502
         1,232    Lonza Group AG ..........................             122,087
         1,262    Roche Holding AG ........................             198,987
        31,097    UBS AG * ................................             454,240
                                                              -----------------
                                                                        974,816
                                                              -----------------
                  TAIWAN - 2.37%
        56,000    Hon Hai Precision Industry Co., Ltd. ....             192,880
       171,000    Yuanta Financial Holding Co., Ltd. * ....             123,006
                                                              -----------------
                                                                        315,886
                                                              -----------------
                  UNITED KINGDOM - 10.12%
         6,467    Autonomy Corp., plc * ...................             126,933
         3,107    Cairn Energy plc * ......................             124,354
        29,545    Man Group plc ...........................             136,586
        31,944    Serco Group plc .........................             215,311
        43,792    Tesco plc ...............................             268,835
       143,264    Vodafone Group plc ......................             293,640
        13,450    Xstrata plc .............................             181,583
                                                              -----------------
                                                                      1,347,242
                                                              -----------------
                  UNITED STATES - 38.98%
         7,963    American Tower Corp., Class A * .........             271,459
         2,118    Apple, Inc. * ...........................             346,060
        12,635    Bristol-Myers Squibb Co. ................             274,685
        15,808    Cisco Systems, Inc. * ...................             347,934
        10,163    Corrections Corporation of America * ....             175,413
         5,000    CSX Corp. ...............................             200,600
         1,839    Equinix, Inc. * .........................             150,301
         2,469    Express Scripts, Inc. * .................             172,929
         1,000    Goldman Sachs Group, Inc. ...............             163,300

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

GLOBAL OPPORTUNITIES FUND
JULY 31, 2009 (CONTINUED)

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
                  UNITED STATES - (continued)
         2,611    Hess Corp. ..............................   $         144,127
         1,500    Jones Lang LaSalle, Inc. ................              56,940
         5,798    Lazard, Ltd., Class A ...................             214,468
         1,984    Lorillard, Inc. .........................             146,260
        12,300    Lowe's Cos, Inc. ........................             276,258
         6,282    Marathon Oil Corp. ......................             202,595
        10,300    Microsoft Corp. .........................             242,256
         2,800    Molson Coors Brewing Co., Class B .......             126,588
         3,431    Northern Trust Corp. ....................             205,208
         4,831    PepsiCo, Inc. ...........................             274,159
         2,132    Praxair, Inc. ...........................             166,680
        11,600    Quanta Services, Inc. * .................             270,396
         4,343    Range Resources Corp. ...................             201,559
         6,412    Republic Services, Inc. .................             170,559
         5,300    Solera Holdings, Inc. * .................             142,729
         5,470    Thermo Fisher Scientific, Inc.* .........             247,682
                                                              -----------------
                                                                      5,191,145
                                                              -----------------
                  TOTAL COMMON STOCK
                  (Cost $10,312,091) ......................          12,731,832
                                                              -----------------
PREFERRED STOCK - 2.12%

                  GERMANY - 2.12%
         4,982    Fresenius SE ............................             282,471
                                                              -----------------
                  TOTAL PREFERRED STOCK
                  (Cost $266,724) .........................             282,471
                                                              -----------------
                  TOTAL LONG TERM INVESTMENTS
                  (Cost $10,578,815) ......................          13,014,303
                                                              -----------------

                                                                    VALUE
       SHARES                                                      (NOTE 2)
--------------                                                ------------------
SHORT TERM INVESTMENT - 2.44%

       324,329    Fidelity Institutional Treasury
                  Portfolio ...............................   $         324,329
                                                              -----------------
                  TOTAL SHORT TERM INVESTMENT
                  (Cost $324,329) .........................             324,329
                                                              -----------------
TOTAL INVESTMENTS - 100.16%
                  (Cost $10,903,144) ......................          13,338,632
                                                              -----------------
NET OTHER ASSETS AND LIABILITIES - (0.16)% ................             (21,428)
                                                              -----------------
TOTAL NET ASSETS - 100.00% ................................   $      13,317,204
                                                              =================

*     Non income producing security

ADR   American Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

GLOBAL OPPORTUNITIES FUND
JULY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                            % OF NET
A PERCENTAGE OF NET ASSETS:                                            ASSETS
-----------------------------------------------------------------------------
Health Care Equipment .....................................             4.95%
Diversified Banks .........................................             4.51
Wireless Telecommunication Services .......................             4.25
Integrated Oil & Gas ......................................             4.02
Investment Banking & Brokerage ............................             3.76
Pharmaceuticals ...........................................             3.55
Diversified Capital Markets ...............................             3.41
Diversified Real Estate Activities ........................             3.21
Environmental & Facilities Services .......................             2.90
Life Sciences Tools & Services ............................             2.78
Agricultural Products .....................................             2.63
Communications Equipment ..................................             2.61
Computer Hardware .........................................             2.60
Asset Management & Custody Banks ..........................             2.57
Brewers ...................................................             2.47
Oil & Gas Exploration & Production ........................             2.44
Home Improvement Retail ...................................             2.08
Soft Drinks ...............................................             2.06
Drug Retail ...............................................             2.04
Construction & Engineering ................................             2.03
Application Software ......................................             2.02
Food Retail ...............................................             2.02
Systems Software ..........................................             1.82
Household Appliances ......................................             1.62
Data Processing & Outsourced Services .....................             1.56
Railroads .................................................             1.51
Heavy Electrical Equipment ................................             1.50

INDUSTRY CONCENTRATION AS                                            % OF NET
A PERCENTAGE OF NET ASSETS:                                            ASSETS
-----------------------------------------------------------------------------
Casinos & Gaming ..........................................             1.47%
Electronic Manufacturing Services .........................             1.45
Diversified Metals & Mining ...............................             1.36
Reinsurance ...............................................             1.35
Security & Alarm Services .................................             1.32
Health Care Services ......................................             1.30
Life & Health Insurance ...................................             1.30
Industrial Conglomerates ..................................             1.27
Electric Utilities ........................................             1.25
Industrial Gases ..........................................             1.25
Packaged Foods & Meats ....................................             1.23
Home Entertainment Software ...............................             1.22
Internet Software & Services ..............................             1.13
Industrial Machinery ......................................             1.10
Regional Banks ............................................             1.10
Tobacco ...................................................             1.10
Gold ......................................................             1.06
Oil & Gas Equipment & Services ............................             0.99
Human Resource & Employment Services ......................             0.90
Multi-Utilities ...........................................             0.82
Real Estate Services ......................................             0.43
Airlines ..................................................             0.42
                                                                    --------
Long Term Investments .....................................            97.74
Short Term Investment .....................................             2.44
                                                                    --------
Total Investments .........................................           100.18
Net Other Assets and Liabilities ..........................            (0.18)
                                                                    --------
 ..........................................................           100.00%
                                                                    ========
                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2009

                                                                     VALUE
    SHARES                                                          (NOTE 2)
--------------                                                ------------------
COMMON STOCKS - 92.88%
                  CHINA - 11.21%
         5,303    Baidu.com, Inc., ADR * ..................   $       1,846,186
        73,265    Ctrip.com International,
                  Ltd., ADR * .............................           3,754,831
        45,044    NetEase.com, Inc., ADR * ................           1,984,639
        31,047    Shanda Interactive
                  Entertainment,
                  Ltd., ADR * .............................           1,539,310
       318,154    Tencent Holdings, Ltd. ..................           4,298,130
                                                              -----------------
                                                                     13,423,096
                                                              -----------------
                  FRANCE - 1.44%
        54,174    Meetic * ................................           1,725,737
                                                              -----------------
                  GERMANY - 1.58%
        40,152    SAP AG ..................................           1,888,545
                                                              -----------------
                  JAPAN - 1.42%
         6,300    Nintendo Co., Ltd. ......................           1,703,746
                                                              -----------------
                  KOREA - 4.58%
        11,644    NHN Corp. * .............................           1,692,277
         6,425    Samsung Electronics Co., Ltd. ...........           3,787,412
                                                              -----------------
                                                                      5,479,689
                                                              -----------------
                  SWITZERLAND - 1.18%
        70,218    Temenos Group AG * ......................           1,406,134
                                                              -----------------
                  TAIWAN - 9.65%
       124,000    HTC, Corp. * ............................           1,691,356
       262,488    MediaTek, Inc. ..........................           3,772,345
     1,387,410    Radiant Opto-Electronics Corp. ..........           2,010,831
     1,396,000    Siliconware Precision Industries Co. ....           1,876,481
     1,105,000    Wistron Corp. ...........................           2,202,725
                                                              -----------------
                                                                     11,553,738
                                                              -----------------

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
                  UNITED KINGDOM - 2.92%
       178,190    Autonomy Corp., plc * ...................   $       3,497,476
                                                              -----------------
                  UNITED STATES - 58.90%
       157,246    Activision Blizzard, Inc. * .............           1,800,467
        54,239    Adobe Systems, Inc. * ...................           1,758,428
        40,926    Amazon.com, Inc. * ......................           3,509,814
        46,422    Amphenol Corp., Class A .. ..............           1,548,174
        26,157    Apple, Inc. * ...........................           4,273,792
       170,177    Cisco Systems, Inc. * ...................           3,745,596
        60,750    Cognizant Technology Solutions Corp. * ..           1,797,592
        52,672    Concur Technologies, Inc. * .............           1,816,657
       112,095    Corning, Inc. ...........................           1,905,615
        10,315    First Solar, Inc. * .....................           1,592,533
         8,193    Google, Inc., Class A * .................           3,629,909
        85,458    Hewlett-Packard Co. .....................           3,700,331
       193,230    Intel Corp. .............................           3,719,677
        30,309    International Business
                  Machines Corp. ..........................           3,574,340
        59,194    Intuit, Inc. * ..........................           1,758,062
        77,631    McAfee, Inc. * ..........................           3,460,790
        61,932    MercadoLibre, Inc. * ....................           1,784,880
        75,475    Microsoft Corp. .........................           1,775,172
        40,339    NetFlix, Inc. * .........................           1,772,496
       228,335    ON Semiconductor Corp. * ................           1,666,846
        79,722    Oracle Corp. ............................           1,764,248
        15,355    Priceline.com, Inc. * ...................           1,990,315
        78,614    QUALCOMM, Inc. ..........................           3,632,753
       145,595    Skyworks Solutions, Inc. * ..............           1,758,788
       144,205    Starent Networks Corp. * ................           3,458,036
        44,634    Sybase, Inc. * ..........................           1,597,897
       111,533    Tekelec * ...............................           2,051,092
        88,836    VistaPrint, Ltd. * ......................           3,664,485
                                                              -----------------
                                                                     70,508,785
                                                              -----------------
                  TOTAL LONG TERM INVESTMENTS
                  (Cost $84,888,444) ......................         111,186,946
                                                              -----------------
                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                 PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2009 (CONTINUED)

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                ------------------
SHORT TERM INVESTMENT - 3.72%
     4,458,772    Fidelity Institutional
                  Treasury Portfolio ......................   $       4,458,772
                                                              -----------------
                  TOTAL SHORT TERM INVESTMENT
                  (Cost $4,458,772) .......................           4,458,772
                                                              -----------------
TOTAL INVESTMENTS - 96.60%
                  (Cost $89,347,216) ......................         115,645,718
                                                              -----------------
NET OTHER ASSETS AND LIABILITIES - 3.40% ..................           4,064,465
                                                              -----------------

TOTAL NET ASSETS - 100.00% ................................   $     119,710,183
                                                              =================

*    Non income producing security

ADR  American Depositary Receipt


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                           % OF NET
A PERCENTAGE OF NET ASSETS:                                           ASSETS
----------------------------------------------------------------------------
Internet Software & Services ..............................           17.22%
Semiconductors ............................................            15.53
Computer Hardware .........................................            12.90
Communications Equipment ..................................            10.77
Application Software ......................................            10.13
Systems Software ..........................................             7.18
Internet Retail ...........................................             6.08
Home Entertainment Software ...............................             4.21
Hotels, Resorts & Cruise Lines ............................             3.14
Electronic Components .....................................             2.89
IT Consulting & Other Services ............................             1.50
Electrical Components & Equipment .........................             1.33
                                                                    --------
Long Term Investments .....................................            92.88
Short Term Investment .....................................             3.72
                                                                    --------
Total Investments .........................................            96.60
Net Other Assets and Liabilities ..........................             3.40
                                                                    --------
                                                                      100.00%
                                                                    ========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INDUSTRIES OF THE FUTURE FUND
JULY 31, 2009

                                                                     VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
COMMON STOCKS - 93.93%

                  AUSTRALIA - 1.02%
         6,148    Ceramic Fuel Cells, Ltd. * ..............   $             899
           325    CSL, Ltd. ...............................               8,304
         2,402    Plantic Technologies, Ltd. * ............                 451
                                                              -----------------
                                                                          9,654
                                                              -----------------
                  AUSTRIA - 1.56%
           168    Intercell AG * ..........................               6,161
           177    Oesterreichische
                  Elektrizitaetswirtschafts AG, Class A ...               8,625
                                                              -----------------
                                                                         14,786
                                                              -----------------
                  CANADA - 1.57%
           166    Dorel Industries, Inc. Class B ..........               3,853
           916    Newalta, Inc. ...........................               4,447
           261    Stantec, Inc. * .........................               6,561
                                                              -----------------
                                                                         14,861
                                                              -----------------
                  CHINA - 0.90%
        13,624    China South Locomotive &
                  Rolling Stock Corp., Ltd., Class H ......               8,508
                                                              -----------------
                  DENMARK - 0.62%
            83    Vestas Wind Systems A/S *                               5,846
                                                              -----------------
                  FRANCE - 6.26%
           167    Essilor International S.A. ..............               9,259
           122    Eurofins Scientific .....................               6,920
           141    Nexans S.A. .............................               9,488
           160    Orpea * .................................               7,603
           175    Schneider Electric S.A. .................              15,898
           291    Veolia Environnement ....................              10,008
                                                              -----------------
                                                                         59,176
                                                              -----------------
                  GERMANY - 3.02%
           107    Centrotherm Photovoltaics AG * ..........               5,539
           141    Envitec Biogas AG .......................               2,804
           303    Gerresheimer AG .........................               6,785
           142    Linde AG ................................              13,402
                                                              -----------------
                                                                         28,530
                                                              -----------------

                                                                     VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
                    HONG KONG - 1.17%
        28,927    China Everbright International, Ltd. ....   $          11,048
                                                              -----------------
                  IRELAND - 1.67%
         1,407    Experian plc ............................              11,611
           622    Kingspan Group plc ......................               4,184
                                                              -----------------
                                                                         15,795
                                                              -----------------
                  ITALY - 2.67%
           460    Ansaldo STS SpA .........................               9,317
         4,355    Hera SpA ................................              10,738
         1,116    Landi Renzo SpA .........................               5,209
                                                              -----------------
                                                                         25,264
                                                              -----------------
                  JAPAN - 7.01%
           300    Benesse Corp. ...........................              12,999
           300    Daiseki Co., Ltd. .......................               6,563
           100    East Japan Railway Co. ..................               5,738
           500    Horiba, Ltd. ............................              11,810
           300    Secom Co., Ltd. .........................              12,840
           400    Shimano, Inc. ...........................              16,401
                                                              -----------------
                                                                         66,351
                                                              -----------------
                  KOREA - 0.54%
           290    Woongjin Thinkbig Co., Ltd. .............               5,065
                                                              -----------------
                  NETHERLANDS - 2.78%
           526    Arcadis N.V. ............................               9,926
           866    Qiagen N.V. * ...........................              16,419
                                                              -----------------
                                                                         26,345
                                                              -----------------
                  NORWAY - 0.47%
         1,164    Tomra Systems ASA .......................               4,425
                                                              -----------------
                  SINGAPORE - 1.37%
        12,000    ComfortDelgro Corp., Ltd. ...............              12,924
                                                              -----------------
                  SPAIN - 1.10%
         2,252    Iberdrola Renovables S.A. ...............              10,400
                                                              -----------------
                  SWEDEN - 1.06%
           669    Getinge AB, B Shares ....................              10,013
                                                              -----------------
                  SWITZERLAND - 2.83%
            81    Alcon, Inc. .............................              10,336
            94    Geberit AG ..............................              13,115
             7    Gurit Holding AG ........................               3,308
                                                              -----------------
                                                                         26,759
                                                              -----------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INDUSTRIES OF THE FUTURE FUND
JULY 31, 2009 (CONTINUED)

                                                                     VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
                  UNITED KINGDOM - 7.89%
           382    Berkeley Group Holdings plc * ...........   $           5,271
         5,166    Clean Air Power Ltd. * ..................               2,114
         2,656    Eaga plc ................................               5,513
         1,503    FirstGroup plc ..........................               8,323
         2,860    Informa plc .............................              11,454
           717    Intertek Group plc ......................              12,444
         1,818    Plant Health Care plc * .................               6,165
         1,302    Reed Elsevier plc .......................               9,205
         7,853    Sirius Real Estate, Ltd. * ..............               2,742
           844    Synergy Health plc ......................               6,933
         2,698    Trading Emissions plc ...................               4,530
                                                              -----------------
                                                                         74,694
                                                              -----------------
                  UNITED STATES - 48.42%
           479    Acuity Brands, Inc. .....................              14,135
           583    Agilent Technologies, Inc. * ............              13,537
           314    Amedisys, Inc. * ........................              14,039
           218    Apollo Group, Inc., Class A * ...........              15,051
           110    C.R. Bard, Inc. .........................               8,093
           475    Covanta Holding Corp. * .................               8,023
           234    Danaher Corp. ...........................              14,330
           165    DaVita, Inc. * ..........................               8,201
           192    DeVry, Inc. .............................               9,550
           417    Emerson Electric Co. ....................              15,170
           635    Energy Recovery, Inc. * .................               4,439
           104    Haemonetics Corp. * .....................               6,137
           344    Henry Schein, Inc. * ....................              17,675
           179    HMS Holdings Corp. * ....................               6,874
           348    IDEX Corp. ..............................               9,493
           157    Itron, Inc. * ...........................               8,191
           421    Johnson Controls, Inc. ..................              10,895
           269    Life Technologies Corp. * ...............              12,248
           441    LKQ Corp. * .............................               7,912
           367    Masimo Corp. * ..........................               8,973
           348    MEDNAX, Inc. * ..........................              16,130
           435    Meridian Bioscience, Inc. ...............               9,579
           167    Millipore Corp. * .......................              11,623
           266    Mindray Medical International,
                  Ltd., ADR ...............................               7,906
           941    Nalco Holding Co. .......................              16,646
           170    NuVasive, Inc. * ........................               7,036
           158    Ocean Power Technologies, Inc. * ........                 765
           221    Ormat Technologies, Inc. ................               8,749
           320    Pentair, Inc. ...........................               8,742
           633    Polycom, Inc. ...........................              15,034
         3,066    Polyfuel, Inc. (a)(b)* ..................                  --
           352    Psychiatric Solutions, Inc. * ...........               9,511

                                                                     VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
                  UNITED STATES - (continued)
           669    Quanta Services, Inc. * .................   $          15,594
           298    Quest Diagnostics, Inc. .................              16,277
           256    Regal-Beloit Corp. ......................              11,868
           329    Roper Industries, Inc. ..................              15,733
           249    Stericycle, Inc. * ......................              12,749
           324    Thermo Fisher Scientific, Inc. * ........              14,671
           521    Tyco International, Ltd. ................              15,745
           264    Union Pacific Corp. .....................              15,185
         5,781    Wasion Group Holdings Ltd. ..............               5,557
           745    Yingli Green Energy Holding
                  Co., Ltd., ADR * ........................               9,886
                                                              -----------------
                                                                        457,952
                                                              -----------------
                  TOTAL COMMON STOCK
                  (Cost $858,891) .........................             888,396
                                                              -----------------
PREFERRED STOCK - 1.47%

                  GERMANY - 1.47%
           245    Fresenius SE ............................              13,891
                                                              -----------------
                  TOTAL PREFERRED STOCK
                  (Cost $16,061) ..........................              13,891
                                                              -----------------
WARRANTS - --%

                  UNITED KINGDOM - 0.00%
         2,023    Clean Air Power Ltd.
                  Expires 05/14/12 (c) ....................                  --
                                                              -----------------
                  TOTAL WARRANTS
                  (Cost $--) ..............................                  --
                                                              -----------------
                  TOTAL LONG TERM INVESTMENTS
                  (Cost $874,952) .........................             902,287
                                                              -----------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INDUSTRIES OF THE FUTURE FUND
JULY 31, 2009 (CONTINUED)

                                                                     VALUE
     SHARES                                                        (NOTE 2)
--------------                                                -----------------
SHORT TERM INVESTMENT - 3.02%

        28,541    Fidelity Institutional Treasury
                  Portfolio ...............................   $          28,541
                                                              -----------------
                  TOTAL SHORT TERM INVESTMENT
                  (Cost $28,541) ..........................              28,541
                                                              -----------------
TOTAL INVESTMENTS - 98.42%
                  (Cost $903,493) .........................             930,828
                                                              -----------------

NET OTHER ASSETS AND LIABILITIES - 1.58%                                 14,982
                                                              -----------------

TOTAL NET ASSETS - 100.00%                                    $         945,810
                                                              =================

*     Non income producing security

(a) Fair valued at July 31, 2009 as determined in good faith using procedures approved by the Trustees of the Trust.

(b) The security has been deemed illiquid according to the polices and procedures adopted by the Board of Trustees.

(c)   The security had no value as of July 31, 2009.

ADR   American Depositary Receipts


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                             % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Electrical Components & Equipment .........................              10.40%
Life Sciences Tools & Services ............................               7.26
Health Care Services ......................................               7.24
Health Care Equipment .....................................               5.91
Environmental & Facilities Services .......................               5.00
Electronic Equipment & Instruments ........................               4.13
Education Services ........................................               3.98
Industrial Machinery ......................................               3.91
Health Care Supplies ......................................               3.73
Research & Consulting Services ............................               3.24
Publishing ................................................               2.72
Construction & Engineering ................................               2.70
Trucking ..................................................               2.25
Railroads .................................................               2.21
Multi-Utilities ...........................................               2.19
Specialty Chemicals .......................................               2.11
Independent Power Producers & Energy Traders ..............               2.03
Health Care Distributors ..................................               1.87
Building Products .........................................               1.83
Health Care Facilities ....................................               1.81
Leisure Products ..........................................               1.73
Auto Parts & Equipment ....................................               1.70
Industrial Conglomerates ..................................               1.67
Communications Equipment ..................................               1.59
Biotechnology .............................................               1.53
Industrial Gases ..........................................               1.42
Security & Alarm Services .................................               1.36
Homebuilding ..............................................               1.14
Construction & Farm Machinery & Heavy Trucks ..............               1.12
Highways & Railtracks .....................................               0.99
Electric Utilities ........................................               0.91
Distributors ..............................................               0.84
Heavy Electrical Equipment ................................               0.70
Fertilizers & Agricultural Chemicals ......................               0.65
Specialized Finance .......................................               0.48
Home Furnishings ..........................................               0.41
Coal & Consumable Fuels ...................................               0.30
Real Estate Operating Companies ...........................               0.29
Commodity Chemicals .......................................               0.05
                                                                 -------------
Long Term Investments .....................................              95.40
Short Term Investment .....................................               3.02
                                                                 -------------
Total Investments .........................................              98.42
Net Other Assets and Liabilities ..........................               1.58
                                                                 -------------
                                                                        100.00%
                                                                 =============



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2009

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
COMMON STOCKS - 90.15%

                  AUSTRALIA - 1.08%
     1,946,013    QBE Insurance Group, Ltd. ...............   $      31,737,177
                                                              -----------------
                  CHINA - 6.32%
   114,979,000    Bank of China, Ltd., Class H ............          57,266,590
    30,985,000    China Communications Construction Co.,
                  Ltd., Class H ...........................          40,220,270
       224,323    Ctrip.com International, Ltd., ADR * ....          11,496,554
    55,000,000    Industrial & Commercial Bank of China,
                  Ltd., Class H ...........................          39,599,744
    21,000,000    PetroChina Co., Ltd., Class H ...........          25,010,161
       867,400    Tencent Holdings, Ltd. ..................          11,718,219
                                                              -----------------
                                                                    185,311,538
                                                              -----------------
                  FINLAND - 3.89%
     4,125,000    Nokia Oyj ...............................          54,913,220
     2,824,275    Sampo Oyj, A Shares .....................          58,972,657
                                                              -----------------
                                                                    113,885,877
                                                              -----------------
                  FRANCE - 12.51%
     1,400,000    Carrefour S.A. ..........................          65,719,128
     1,395,373    Essilor International S.A. ..............          77,365,262
     1,500,000    France Telecom S.A. .....................          37,435,487
     1,250,000    Sanofi-Aventis S.A. .....................          81,883,448
     1,103,740    Sodexho Alliance S.A. ...................          58,112,527
     1,800,000    Vivendi Universal S.A. ..................          46,243,837
                                                              -----------------
                                                                    366,759,689
                                                              -----------------
                  GERMANY - 2.16%
       799,770    Deutsche Boerse AG ......................          63,379,088
                                                              -----------------
                  HONG KONG - 3.89%
     6,060,000    China Mobile, Ltd. ......................          63,805,524
    24,622,000    Sino Land Co., Ltd. .....................          50,260,326
                                                              -----------------
                                                                    114,065,850
                                                              -----------------
                  INDIA - 1.33%
     4,560,000    Bharti Airtel, Ltd. .....................          39,085,714
                                                              -----------------
                  IRELAND - 2.30%
     2,794,285    CRH plc .................................          67,387,159
                                                              -----------------

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
                  JAPAN - 18.76%
    10,593,000    Daiwa Securities Group, Inc. ............   $      62,690,409
       845,300    Disco Corp. .............................          44,308,460
     5,661,100    Leopalace21 Corp. .......................          48,519,441
       247,500    Nintendo Co., Ltd. ......................          66,932,893
     3,419,000    NSD Co., Ltd. (a) .......................          35,951,440
        44,487    NTT DoCoMo, Inc. ........................          64,503,212
     8,691,000    Sekisui Chemical Co., Ltd. ..............          51,342,341
     1,580,600    Sumitomo Mitsui Financial Group, Inc. ...          67,650,515
     1,036,600    TDK Corp. ...............................          54,555,012
     3,585,000    Yamato Holdings Co., Ltd. ...............          53,306,156
                                                              -----------------
                                                                    549,759,879
                                                              -----------------
                  LUXEMBOURG - 1.64%
     1,335,000    ArcelorMittal ...........................          48,045,059
                                                              -----------------
                  NETHERLANDS - 2.76%
     1,472,010    Akzo Nobel N.V. .........................          80,764,623
                                                              -----------------
                  RUSSIA - 1.68%
     2,382,835    OAO Gazprom, ADR ........................          49,205,543
                                                              -----------------
                  SINGAPORE - 3.40%
     6,793,500    DBS Group Holdings, Ltd. ................          65,520,467
     5,850,000    Keppel Corp., Ltd. ......................          34,104,506
                                                              -----------------
                                                                     99,624,973
                                                              -----------------
                  SPAIN - 2.29%
     1,245,344    Industria de Diseno Textil S.A. .........          66,988,047
                                                              -----------------
                  SWITZERLAND - 11.38%
     3,225,330    ABB, Ltd. * .............................          58,913,996
       865,199    Compagnie Financiere Richemont S.A. .....          21,260,587
       679,442    Kuehne & Nagel International AG .........          56,585,728
       450,000    Roche Holding AG ........................          70,954,007
     4,650,000    UBS AG * ................................          67,923,548
       294,728    Zurich Financial Services AG ............          57,916,886
                                                              -----------------
                                                                    333,554,752
                                                              -----------------
                  TAIWAN - 0.33%
       662,914    MediaTek, Inc. ..........................           9,527,065
                                                              -----------------
                  UNITED KINGDOM - 12.40%
       506,242    Autonomy Corp., plc * ...................           9,936,412
    13,300,000    Barclays plc ............................          67,161,955
     2,000,000    Cairn Energy plc * ......................          80,047,975
     6,151,491    Capita Group plc ........................          68,590,695
     2,418,242    Hochschild Mining plc ...................          10,078,685

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2009 (CONTINUED)

                                                                     VALUE
     SHARES                                                        (NOTE 2)
--------------                                                -----------------
                  UNITED KINGDOM - (continued)
     1,850,000    Imperial Tobacco Group plc ..............   $      52,875,597
     1,553,552    Reckitt Benckiser Group plc .............          74,635,976
                                                              -----------------
                                                                    363,327,295
                                                              -----------------
                  UNITED STATES - 2.03%
        55,159    Apple, Inc. * ...........................           9,012,429
        38,654    First Solar, Inc. * .....................           5,967,791
        24,328    Google, Inc., Class A * .................          10,778,520
       242,643    McAfee, Inc. * ..........................          10,817,025
       225,266    QUALCOMM, Inc. ..........................          10,409,542
       142,432    Tekelec * ...............................           2,619,325
       241,280    VistaPrint, Ltd. * ......................           9,952,800
                                                              -----------------
                                                                     59,557,432
                                                              -----------------
                  TOTAL COMMON STOCK
                  (Cost $2,554,917,663) ...................       2,641,966,760
                                                              -----------------
PREFERRED STOCK - 2.57%
                  GERMANY - 2.57%
     1,327,292    Fresenius AG ............................          75,255,343
                                                              -----------------
                  TOTAL PREFERRED STOCK
                  (Cost $75,307,444) ......................          75,255,343
                                                              -----------------
                  TOTAL LONG TERM INVESTMENTS
                  (Cost $2,630,225,107) ...................       2,717,222,103
                                                              -----------------
SHORT TERM INVESTMENTS - 6.08%
   128,283,324    Fidelity Institutional Treasury
                  Portfolio ...............................         128,283,324
    50,000,000    Henderson Money Market Fund (a) .........          50,000,000
                                                              -----------------
                  TOTAL SHORT TERM INVESTMENT
                  (Cost $178,283,324) .....................         178,283,324
                                                              -----------------
TOTAL INVESTMENTS - 98.80%
                  (Cost $2,808,508,431) ...................       2,895,505,427
                                                              -----------------

NET OTHER ASSETS AND LIABILITIES - 1.20% ..................          35,122,773
                                                              -----------------

TOTAL NET ASSETS - 100.00% ................................   $   2,930,628,200
                                                              =================

*     Non income producing security

(a) Affiliated holding, see notes to financial statements for further information.

ADR   American Depositary Receipts


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                            % OF NET
A PERCENTAGE OF NET ASSETS:                                            ASSETS
--------------------------------------------------------------------------------
Diversified Banks .........................................               10.14%
Wireless Telecommunication Services .......................                5.71
Pharmaceuticals ...........................................                5.21
Multi-line Insurance ......................................                3.99
Diversified Chemicals .....................................                2.76
Oil & Gas Exploration & Production ........................                2.73
Health Care Supplies ......................................                2.64
Health Care Equipment .....................................                2.57
Household Products ........................................                2.55
Integrated Oil & Gas ......................................                2.53
Human Resource & Employment Services ......................                2.34
Communications Equipment ..................................                2.32
Diversified Capital Markets ...............................                2.32
Construction Materials ....................................                2.30
Apparel Retail ............................................                2.29
Home Entertainment Software ...............................                2.28
Hypermarkets & Super Centers ..............................                2.24
Specialized Finance .......................................                2.16
Investment Banking & Brokerage ............................                2.14
Heavy Electrical Equipment ................................                2.01
Restaurants ...............................................                1.98
Marine ....................................................                1.93
Electronic Components .....................................                1.86
Air Freight & Logistics ...................................                1.82
Tobacco ...................................................                1.80
Homebuilding ..............................................                1.75
Real Estate Development ...................................                1.72
Diversified Real Estate Activities ........................                1.66
Steel .....................................................                1.64
Movies & Entertainment ....................................                1.58
Application Software ......................................                1.57
Semiconductor Equipment ...................................                1.51
Construction & Engineering ................................                1.37
Integrated Telecommunication Services .....................                1.28
Industrial Conglomerates ..................................                1.16
Internet Software & Services ..............................                1.11
Property & Casualty Insurance .............................                1.08
Apparel, Accessories & Luxury Goods .......................                0.73
Hotels, Resorts & Cruise Lines ............................                0.39
Systems Software ..........................................                0.37
Precious Metals & Minerals ................................                0.34
Semiconductors ............................................                0.33
Computer Hardware .........................................                0.31
Electrical Components & Equipment .........................                0.20
                                                                   ------------
Long Term Investments .....................................               92.72
Short Term Investment .....................................                6.08
                                                                   ------------
Total Investments .........................................               98.80
Net Other Assets and Liabilities ..........................                1.20
                                                                   ------------
                                                                         100.00%
                                                                   ============

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

JAPAN-ASIA FOCUS FUND
JULY 31, 2009

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
COMMON STOCKS - 99.24%

                  HONG KONG - 5.15%
        63,000    China Mobile, Ltd. ......................   $         663,325
       449,000    Sino Land Co., Ltd. .....................             916,533
                                                              -----------------
                                                                      1,579,858
                                                              -----------------
                  JAPAN - 91.40%
        25,800    ABC-Mart, Inc. ..........................             737,532
        53,400    Asahi Breweries, Ltd. ...................             849,321
        55,300    Bridgestone Corp. .......................             960,774
        28,400    Canon, Inc. .............................           1,059,466
        38,600    Credit Saison Co., Ltd. .................             504,197
        93,000    Daiwa House Industry Co., Ltd. ..........             962,188
       171,000    Daiwa Securities Group, Inc. ............           1,011,995
         9,500    Disco Corp. .............................             497,966
        18,390    Hakuhodo DY Holdings, Inc. ..............           1,010,600
        33,490    Hitachi Systems & Services, Ltd. ........             755,626
        95,700    Leopalace21 Corp. .......................             820,213
       225,900    Mitsubishi UFJ Financial Group, Inc. ....           1,351,222
        46,000    Mitsui Sumitomo Insurance
                  Group Holdings, Inc. ....................           1,181,295
       432,900    Mizuho Financial Group, Inc. ............             983,604
        10,900    Murata Manufacturing Co., Ltd. ..........             534,489
         4,000    Nintendo Co., Ltd. ......................           1,081,744
        34,500    NS Solutions Corp. ......................             614,711
        44,500    NSD Co., Ltd. ...........................             467,926
         1,038    NTT DoCoMo, Inc. ........................           1,505,031
        58,200    Otsuka Kagu, Ltd. .......................             510,499
        22,300    Secom Co., Ltd. .........................             954,452
       146,000    Sekisui Chemical Co., Ltd. ..............             862,499
        29,200    Seven & I Holdings Co., Ltd. ............             685,062
        17,600    Shin-Etsu Chemical Co., Ltd. ............             948,586
        33,900    Sumitomo Mitsui Financial Group, Inc. ...           1,450,938
        26,000    Takeda Pharmaceutical Co., Ltd. .........           1,052,365
        12,500    TDK Corp. ...............................             657,860
        44,300    Tokyo Broadcasting System, Inc. .........             696,160
           275    West Japan Railway Co. ..................             877,675
        27,300    Xebio Co., Ltd. .........................             592,882
        14,090    Yamada Denki Co., Ltd. ..................             881,509
        65,000    Yamato Holdings Co., Ltd. ...............             966,499
                                                              -----------------
                                                                     28,026,886
                                                              -----------------

                                                                    VALUE
    SHARES                                                         (NOTE 2)
--------------                                                -----------------
                  SINGAPORE - 2.69%
        85,500    DBS Group Holdings, Ltd. ................   $         824,612
                                                              -----------------
                  TOTAL LONG TERM INVESTMENTS
                  (Cost $30,638,009) ......................          30,431,356
                                                              -----------------
TOTAL INVESTMENTS - 99.24%
                  (Cost $30,638,009) ......................          30,431,356
                                                              -----------------

NET OTHER ASSETS AND LIABILITIES - 0.76% ..................             231,714
                                                              -----------------

TOTAL NET ASSETS - 100.00% ................................   $      30,663,070
                                                              =================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                  PORTFOLIO OF INVESTMENTS

JAPAN-ASIA FOCUS FUND
JULY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
--------------------------------------------------------------------------------
Diversified Banks .........................................              15.04%
Wireless Telecommunication Services .......................               7.07
Diversified Real Estate Activities ........................               5.81
IT Consulting & Other Services ............................               4.47
Electronic Components .....................................               3.89
Property & Casualty Insurance .............................               3.85
Home Entertainment Software ...............................               3.53
Office Electronics ........................................               3.46
Pharmaceuticals ...........................................               3.43
Investment Banking & Brokerage ............................               3.30
Advertising ...............................................               3.30
Air Freight & Logistics ...................................               3.15
Tires & Rubber ............................................               3.13
Security & Alarm Services .................................               3.11
Specialty Chemicals .......................................               3.09
Real Estate Development ...................................               2.99
Computer & Electronics Retail .............................               2.88
Railroads .................................................               2.86
Homebuilding ..............................................               2.81
Brewers ...................................................               2.77
Apparel Retail ............................................               2.41
Broadcasting ..............................................               2.27
Food Retail ...............................................               2.23
Specialty Stores ..........................................               1.93
Homefurnishing Retail .....................................               1.67
Consumer Finance ..........................................               1.64
Semiconductor Equipment ...................................               1.62
Application Software ......................................               1.53
                                                                   -----------
Long Term Investments .....................................              99.24
Total Investments .........................................              99.24
Net Other Assets and Liabilities ..........................               0.76
                                                                   -----------
                                                                        100.00%
                                                                   ===========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2009

      FACE                                                                                                      VALUE
     AMOUNT                                                                           COUPON    MATURITY      (NOTE 2)
-----------------                                                                     ------    --------   --------------
CORPORATE BONDS - 88.85%

                      CANADA - 2.03%
EUR     1,000,000     Bombardier, Inc. ...........................................     7.250%   11/15/16   $    1,297,022
                                                                                                           --------------
                      DENMARK - 2.55%
EUR     1,350,000     FS Funding AS ..............................................     8.875     5/15/16        1,625,910
                                                                                                           --------------
                      FRANCE - 5.90%
USD     1,500,000     Credit Agricole S.A. (a)(b) ................................     6.637     5/31/17          946,263
EUR     1,120,000     Crown European Holdings S.A. ...............................     6.250      9/1/11        1,580,372
EUR     1,000,000     Rhodia S.A. (c) ............................................     3.746    10/15/13        1,236,447
                                                                                                           --------------
                                                                                                                3,763,082
                                                                                                           --------------
                      GERMANY - 7.21%
EUR     1,100,000     Cognis GmbH ................................................     9.500     5/15/14        1,387,529
USD     1,100,000     Kabel Deutschland GmbH .....................................    10.625      7/1/14        1,157,750
EUR     1,500,000     UnityMedia Hessen GmbH (c) .................................     3.778     4/15/13        2,052,431
                                                                                                           --------------
                                                                                                                4,597,710
                                                                                                           --------------
                      IRELAND - 1.31%
EUR       300,000     BCM Ireland Finance, Ltd. (b)(c) ...........................     6.281     8/15/16          239,450
EUR       745,000     BCM Ireland Finance, Ltd. ..................................     6.281     8/15/16          594,635
                                                                                                           --------------
                                                                                                                  834,085
                                                                                                           --------------
                      ITALY - 4.55%
EUR       900,000     Lottomatica SpA (a) ........................................     8.250     3/31/16        1,096,768
USD       750,000     Wind Acquisition Finance S.A. (b) ..........................    10.750     12/1/15          798,750
EUR       700,000     Wind Acquisition Finance S.A ...............................     9.750     12/1/15        1,007,687
                                                                                                           --------------
                                                                                                                2,903,205
                                                                                                           --------------
                      LUXEMBOURG - 4.56%
EUR     1,100,000     Cablecom Luxembourg SCA ....................................     8.000     11/1/16        1,411,046
GBP       400,000     Glencore Finance Europe S.A. ...............................     6.500     2/27/19          563,263
EUR     2,300,000     Hellas Telecommunications Luxembourg II (c) ................     6.996     1/15/15          934,284
                                                                                                           --------------
                                                                                                                2,908,593
                                                                                                           --------------
                      NETHERLANDS - 5.60%
USD       625,000     Allianz Finance II B.V. (a) ................................     7.250     9/10/09          567,500
USD     2,000,000     Arran Corporate Loans B.V., Class E3 (c)(d)(e) .............     3.859     6/20/25          360,000
GBP       500,000     Heineken N.V. ..............................................     7.250     3/10/15          861,850
USD       500,000     Impress Holdings B.V. (b)(c) ...............................     3.634     9/15/13          458,750
EUR     1,000,000     Impress Holdings B.V. (c) ..................................     4.121     9/15/13        1,318,402
                                                                                                           --------------
                                                                                                                3,566,502
                                                                                                           --------------
                      NORWAY - 3.30%
EUR     1,100,000     Nordic Telephone Company ApS (c) ...........................     6.399      5/1/16        1,512,955
EUR       400,000     Nordic Telephone Company ApS ...............................     8.250      5/1/16          587,224
                                                                                                           --------------
                                                                                                                2,100,179
                                                                                                           --------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2009 (CONTINUED)

       FACE                                                                                                     VALUE
      AMOUNT                                                                          COUPON    MATURITY      (NOTE 2)
-----------------                                                                     ------    --------   --------------
                      UNITED KINGDOM - 27.70%
USD     2,020,000     Aberdeen Asset Management plc (a) ..........................     7.900%    5/29/12   $    1,494,800
GBP       850,000     Allied Domecq Financial Services plc .......................     6.625     6/12/14        1,428,004
EUR     1,000,000     BAA Funding Ltd. ...........................................     4.600     2/15/20          949,961
USD     1,650,000     Barclays Bank plc (a)(b) ...................................     5.926    12/15/16        1,057,403
USD     2,000,000     Catlin Insurance Co., Ltd. (a)(b) ..........................     7.249     1/19/17        1,061,256
GBP     1,000,000     Daily Mail & General Trust .................................     5.750     12/7/18        1,071,460
GBP       100,000     Daily Mail & General Trust .................................     6.375     6/21/27          100,878
GBP       525,000     Imperial Tobacco Finance plc ...............................     8.125     3/15/24          932,675
EUR       200,000     Investec Tier I UK LP plc (a) ..............................     7.075     6/24/15          172,461
GBP       737,000     ITV plc ....................................................     5.375    10/19/15          940,011
USD     3,191,000     Lloyds TSB Group plc (a)(b) ................................     6.267    11/14/16        1,341,742
GBP       550,000     Pipe Holding plc ...........................................     7.750     11/1/11          757,967
EUR     1,000,000     Rexam plc (a) ..............................................     6.750     6/29/67        1,111,733
USD     3,700,000     Royal Bank of Scotland Group plc (a) .......................     7.640     9/29/17        1,703,968
USD     3,000,000     Standard Chartered plc (a) .................................     6.409     1/30/17        2,012,682
GBP       900,000     Virgin Media plc ...........................................     9.750     4/15/14        1,518,439
                                                                                                           --------------
                                                                                                               17,655,440
                                                                                                           --------------
                      UNITED STATES - 24.14%
USD     2,000,000     AXA S.A. (a)(b) ............................................     6.463    12/14/18        1,342,082
EUR       540,000     Central European Distribution Corp. ........................     8.000     7/25/12          735,027
USD     1,250,000     Constellation Brands Inc ...................................     7.250     5/15/17        1,228,125
USD     1,500,000     DaVita Inc. ................................................     6.625     3/15/13        1,481,250
USD     1,000,000     DISH DBS Corp. .............................................     7.125      2/1/16          975,000
EUR       650,000     Fresenius Medical Care Capital Trust V (Preferred) .........     7.375     6/15/11          984,347
GBP     1,190,000     HCA, Inc. ..................................................     8.750     11/1/10        1,997,775
USD     1,500,000     Iron Mountain Inc. .........................................     6.625      1/1/16        1,393,125
EUR     2,500,000     Lehman Brothers UK Capital Funding IV  LP (a)(d)(e)(f) .....     5.750     4/25/12               --
EUR     1,200,000     Levi Strauss & Co. .........................................     8.625      4/1/13        1,650,497
USD       500,000     Sungard Data Systems, Inc. .................................    10.250     8/15/15          515,000
USD     1,500,000     Swiss Re Capital I LP (a)(b) ...............................     6.854     5/25/16          901,062
USD     1,200,000     Wynn Las Vegas LLC .........................................     6.625     12/1/14        1,119,000
USD     1,000,000     Yum! Brands Inc ............................................     6.250     3/15/18        1,063,157
                                                                                                           --------------
                                                                                                               15,385,447
                                                                                                           --------------
                      TOTAL CORPORATE BONDS
                      (Cost $73,014,274)                                                                       56,637,175
                                                                                                           --------------
U.S. GOVERNMENT OBLIGATIONS - 2.31%

                      UNITED STATES - 2.31%
USD       500,000     United States Treasury Note ................................     3.125     5/15/19          484,687
USD     1,000,000     United States Treasury Note ................................     2.000    11/30/13          989,376
                                                                                                           --------------
                                                                                                                1,474,063
                                                                                                           --------------
                      TOTAL U.S. GOVERNMENT OBLIGATIONS
                      (Cost $1,484,751) ..........................................                              1,474,063
                                                                                                           --------------
                      TOTAL CORPORATE AND U.S.
                      GOVERNMENT BONDS
                      (Cost $74,499,025) .........................................                             58,111,238
                                                                                                           --------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2009 (CONTINUED)

                                                                      VALUE
   SHARES                                                            (NOTE 2)
-------------                                                   ----------------
PREFERRED STOCK - 0.66%

                UNITED STATES - 0.66%
          500   Bank of America Corp. .......................   $        420,000
                                                                ----------------
                TOTAL PREFERRED STOCK
                (Cost $500,000) .............................            420,000
                                                                ----------------
                TOTAL LONG TERM INVESTMENTS
                (Cost $74,999,025) ..........................         58,531,238
                                                                ----------------
SHORT TERM INVESTMENT - 6.75%

    4,300,162   Fidelity Institutional Treasury Portfolio ...         4,300,162
                                                                ----------------
                TOTAL SHORT TERM INVESTMENT
                (Cost $4,300,162) ...........................         4,300,162
                                                                ----------------
TOTAL INVESTMENTS - 98.57%
                (Cost $79,299,187) ..........................         62,831,400
                                                                ----------------

NET OTHER ASSETS AND LIABILITIES - 1.43% ....................            911,437
                                                                ----------------

TOTAL NET ASSETS - 100.00% ..................................   $     63,742,837
                                                                ================

(a) Maturity date is perpetual. Maturity date presented represents the next call date.

(b) Represents a restricted security, purchased under Rule 144A, section 4(2)g which is exempt registration under the securities Act of 1933 as amended. At July 31, 2009 the securities had an aggregate value of $8,146,758, which represented 12.78% of net assets.

(c) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.

(d) The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

(e) Fair valued at July 31, 2009 as determined in good faith using procedures approved by the Board of Trustees of the Trust.

(f)   In default.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2009 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                               % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
--------------------------------------------------------------------------------
Commercial Banks Non-US ...........................................       8.41%
Telecommunication Services ........................................       7.44
Containers - Metal / Glass ........................................       7.01
Beverages - Wine / Spirits ........................................       5.32
Cable / Satellite TV ..............................................       4.75
Multi-line Insurance ..............................................       4.66
Cable TV ..........................................................       4.03
Special Purpose Entity ............................................       3.76
Diversified Banking Institution ...................................       3.33
Medical - Hospitals ...............................................       3.13
Apparel Manufacturers .............................................       2.59
Building - Maintenance & Service ..................................       2.55
Telephone - Integrated ............................................       2.38
Investment Management / Advisory Service ..........................       2.35
Dialysis Centers ..................................................       2.32
Sovereign .........................................................       2.31
Commercial Services ...............................................       2.19
Chemicals - Diversified ...........................................       2.18
Diversified Manufacturing Operation ...............................       2.04
Chemicals - Specialty .............................................       1.94

INDUSTRY CONCENTRATION AS                                               % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
--------------------------------------------------------------------------------
Publishing - Newspapers ...........................................       1.84%
Casino Hotels .....................................................       1.76
Lottery Services ..................................................       1.72
Retail - Restaurants ..............................................       1.67
Medical Products ..................................................       1.54
Airport Development / Maintenance .................................       1.49
Television ........................................................       1.47
Tobacco ...........................................................       1.46
Brewery ...........................................................       1.35
Diversified Operations ............................................       1.19
Computer Services .................................................       0.81
Other ABS .........................................................       0.56
Finance - Commercial ..............................................       0.27
Finance - Investments Banking / Brokerage .........................       0.00
                                                                      --------
Long Term Investments .............................................      91.82
Short Term Investment .............................................       6.75
                                                                      --------
Total Investments .................................................      98.57
Net Other Assets and Liabilities ..................................       1.43
                                                                      --------
                                                                        100.00%
                                                                      ========

                       See Notes to Financial Statements.

                      This page intentionally left blank.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2009

                                                                        EUROPEAN        GLOBAL EQUITY               GLOBAL
                                                                           FOCUS               INCOME        OPPORTUNITIES
                                                                            FUND                 FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
Securities                                                      $    441,354,605   $      324,780,550   $       13,014,303
Affiliated Companies                                                          --                   --                   --
Short term investments                                                23,544,003                   --              324,329
---------------------------------------------------------------------------------------------------------------------------
   Total investments, at value                                       464,898,608          324,780,550           13,338,632
Cash                                                                          --                   --                   --
Foreign cash, at value                                                        --              232,954                1,996
Dividends and interest receivable                                        592,740            4,017,278               34,703
Receivable for investment securities sold                              9,340,313           28,840,499               84,316
Receivable for fund shares sold                                        1,230,780            2,343,463               93,455
Receivable from investment adviser                                            --                   --                   --
Prepaid expenses and other assets                                         43,905               17,787                7,120
---------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                      476,106,346          360,232,531           13,560,222
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                           20,348,785           29,970,439                2,020
Payable for fund shares redeemed                                         765,570              633,715              182,735
Payable to custodian                                                          --              818,639                   --
Payable for dividends                                                         --                4,821                   --
Payable for open forward foreign currency contracts                           --              886,068                   --
Payable to investment adviser                                            495,359              273,448               12,158
Payable for 12b-1 distribution and service fees                          174,498              144,225                6,910
Accrued expenses and other payables                                      230,310              142,930               39,195
---------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                  22,014,522           32,874,285              243,018
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $    454,091,824   $      327,358,246   $       13,317,204
===========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                 $    809,789,500   $      467,663,599   $       19,241,299
Accumulated undistributed net investment income (loss)               (13,322,190)           1,962,477              (32,966)
Accumulated net realized loss on investments and foreign
   currency transactions                                            (264,567,726)        (118,530,819)          (8,327,363)
Net unrealized appreciation/(depreciation) of investments and
   foreign currencies                                                (77,807,760)         (23,737,011)           2,436,234
---------------------------------------------------------------------------------------------------------------------------
                                                                $    454,091,824   $      327,358,246   $       13,317,204
===========================================================================================================================
NET ASSETS:
Class A Shares                                                  $    299,134,928   $      186,248,344   $        6,329,419
===========================================================================================================================
Class B Shares                                                  $     31,563,753                  N/A                  N/A
===========================================================================================================================
Class C Shares                                                  $    114,438,090   $      131,990,409   $        6,987,785
===========================================================================================================================
Class R Shares                                                               N/A                  N/A                  N/A
===========================================================================================================================
Class W Shares                                                  $      8,955,053   $        9,119,493                  N/A
===========================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)                14,718,623           26,210,664              802,978
===========================================================================================================================
Class B Shares (unlimited number of shares authorized)                 1,632,961                  N/A                  N/A
===========================================================================================================================
Class C Shares (unlimited number of shares authorized)                 5,921,162           18,633,560              884,278
===========================================================================================================================
Class R Shares (unlimited number of shares authorized)                       N/A                  N/A                  N/A
===========================================================================================================================
Class W Shares (unlimited number of shares authorized)                   440,210            1,281,638                  N/A
===========================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                  $          20.32   $             7.11   $             7.88
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                                      5.75%                5.75%                5.75%
Maximum offering price per share                                $          21.57   $             7.54   $             8.36
===========================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                    $          19.33                  N/A                  N/A
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
Net asset value and offering price per share                    $          19.33   $             7.08   $             7.90
---------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES:
Net asset value and offering price per share                                 N/A                  N/A                  N/A
---------------------------------------------------------------------------------------------------------------------------
CLASS W SHARES:
Net asset value and offering price per share                    $          20.34   $             7.12                  N/A
---------------------------------------------------------------------------------------------------------------------------
Investments, at cost                                            $    542,552,559   $      347,719,889   $       10,903,144
---------------------------------------------------------------------------------------------------------------------------
Foreign cash, at cost                                           $             --   $          229,239   $            2,010
===========================================================================================================================

      The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

*     On sales of $50,000 or more, the sales charge will be reduced.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2009 (CONTINUED)

                                                                          GLOBAL           INDUSTRIES        INTERNATIONAL
                                                                      TECHNOLOGY               OF THE        OPPORTUNITIES
                                                                            FUND          FUTURE FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
Securities                                                      $    111,186,946   $          902,287   $    2,681,270,663
Affiliated Companies                                                          --                   --           85,951,440
Short term investments                                                 4,458,772               28,541          128,283,324
---------------------------------------------------------------------------------------------------------------------------
   Total investments, at value                                       115,645,718              930,828        2,895,505,427
Cash                                                                          --               14,469                   --
Foreign cash, at value                                                 1,743,947                   47            1,848,849
Dividends and interest receivable                                        146,215                  997            3,716,972
Receivable for investment securities sold                              2,618,705                   --           27,993,135
Receivable for fund shares sold                                        1,183,552                   --           25,260,512
Receivable from investment adviser                                            --               10,802                   --
Prepaid expenses and other assets                                         36,125               20,809              112,366
---------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                      121,374,262              977,952        2,954,437,261
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                            1,150,392                   --           12,578,586
Payable for fund shares redeemed                                         247,416                   --            4,847,249
Payable to custodian                                                          --                   --                   --
Payable for dividends                                                         --                   --                   --
Payable for open forward foreign currency contracts                           --                   --            1,397,208
Payable to investment adviser                                            133,571                   --            2,814,760
Payable for 12b-1 distribution and service fees                           49,935                  278            1,042,819
Accrued expenses and other payables                                       82,765               31,864            1,128,439
---------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                   1,664,079               32,142           23,809,061
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $    119,710,183   $          945,810   $    2,930,628,200
===========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                 $    179,277,645   $          944,219   $    3,776,067,806
Accumulated undistributed net investment income (loss)                  (226,591)              51,866           11,243,420
Accumulated net realized loss on investments and foreign
   currency transactions                                             (85,648,206)             (77,628)        (942,304,340)
Net unrealized appreciation/(depreciation) of investments and
   foreign currencies                                                 26,307,335               27,353           85,621,314
---------------------------------------------------------------------------------------------------------------------------
                                                                $    119,710,183   $          945,810   $    2,930,628,200
===========================================================================================================================
NET ASSETS:
Class A Shares                                                  $     71,471,946   $          798,651   $    2,036,370,817
===========================================================================================================================
Class B Shares                                                  $      5,994,338                  N/A   $       91,696,909
===========================================================================================================================
Class C Shares                                                  $     39,329,850   $          147,159   $      713,020,419
===========================================================================================================================
Class R Shares                                                               N/A                  N/A   $        3,092,607
===========================================================================================================================
Class W Shares                                                  $      2,914,049                  N/A   $       86,447,448
===========================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)                 5,366,603              103,860          107,922,074
===========================================================================================================================
Class B Shares (unlimited number of shares authorized)                   476,176                  N/A            5,116,354
===========================================================================================================================
Class C Shares (unlimited number of shares authorized)                 3,132,347               19,046           39,808,071
===========================================================================================================================
Class R Shares (unlimited number of shares authorized)                       N/A                  N/A              165,352
===========================================================================================================================
Class W Shares (unlimited number of shares authorized)                   218,505                  N/A            4,575,479
===========================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                  $          13.32   $             7.69   $            18.87
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                                      5.75%                5.75%                5.75%
Maximum offering price per share                                $          14.13   $             8.16   $            20.02
===========================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                    $          12.59                  N/A   $            17.92
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
Net asset value and offering price per share                    $          12.56   $             7.73   $            17.91
---------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES:
Net asset value and offering price per share                                 N/A                  N/A   $            18.70
---------------------------------------------------------------------------------------------------------------------------
CLASS W SHARES:
Net asset value and offering price per share                    $          13.34                  N/A   $            18.89
---------------------------------------------------------------------------------------------------------------------------
Investments, at cost                                            $     89,347,216   $          903,493   $    2,808,508,431
---------------------------------------------------------------------------------------------------------------------------
Foreign cash, at cost                                           $      1,738,774   $               45   $        1,846,548
===========================================================================================================================

                                                                      JAPAN-ASIA            WORLDWIDE
                                                                           FOCUS               INCOME
                                                                            FUND                 FUND
------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
Securities                                                      $     30,431,356   $       58,531,238
Affiliated Companies                                                          --                   --
Short term investments                                                        --            4,300,162
------------------------------------------------------------------------------------------------------
   Total investments, at value                                        30,431,356           62,831,400
Cash                                                                          --                9,331
Foreign cash, at value                                                         1               30,787
Dividends and interest receivable                                         25,904            1,182,765
Receivable for investment securities sold                                692,941                   --
Receivable for fund shares sold                                           14,724              194,945
Receivable from investment adviser                                            --                   --
Prepaid expenses and other assets                                          7,167               35,919
------------------------------------------------------------------------------------------------------
   Total Assets                                                       31,172,093           64,285,147
------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                              249,157                   --
Payable for fund shares redeemed                                          90,384              167,185
Payable to custodian                                                      70,495                   --
Payable for dividends                                                         --               53,755
Payable for open forward foreign currency contracts                           --              184,944
Payable to investment adviser                                             32,801               17,753
Payable for 12b-1 distribution and service fees                           14,058               34,297
Accrued expenses and other payables                                       52,128               84,376
------------------------------------------------------------------------------------------------------
   Total Liabilities                                                     509,023              542,310
------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $     30,663,070   $       63,742,837
======================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                 $     59,267,828   $      116,673,144
Accumulated undistributed net investment income (loss)                   (13,291)          (3,456,697)
Accumulated net realized loss on investments and foreign
   currency transactions                                             (28,344,704)         (32,838,239)
Net unrealized appreciation/(depreciation) of investments and
   foreign currencies                                                   (246,763)         (16,635,371)
------------------------------------------------------------------------------------------------------
                                                                $     30,663,070   $       63,742,837
======================================================================================================
NET ASSETS:
Class A Shares                                                  $     18,031,480   $       28,904,843
======================================================================================================
Class B Shares                                                               N/A   $        6,324,565
======================================================================================================
Class C Shares                                                  $     12,631,590   $       28,513,429
======================================================================================================
Class R Shares                                                               N/A                  N/A
======================================================================================================
Class W Shares                                                               N/A                  N/A
======================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)                 2,566,547            3,801,325
======================================================================================================
Class B Shares (unlimited number of shares authorized)                       N/A              830,598
======================================================================================================
Class C Shares (unlimited number of shares authorized)                 1,846,107            3,756,034
======================================================================================================
Class R Shares (unlimited number of shares authorized)                       N/A                  N/A
======================================================================================================
Class W Shares (unlimited number of shares authorized)                       N/A                  N/A
======================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                  $           7.03   $             7.60
------------------------------------------------------------------------------------------------------
Maximum sales charge *                                                      5.75%                4.75%
Maximum offering price per share                                $           7.46   $             7.98
======================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                                 N/A   $             7.61
------------------------------------------------------------------------------------------------------
CLASS C SHARES:
Net asset value and offering price per share                    $           6.84   $             7.59
------------------------------------------------------------------------------------------------------
CLASS R SHARES:
Net asset value and offering price per share                                 N/A                  N/A
------------------------------------------------------------------------------------------------------
CLASS W SHARES:
Net asset value and offering price per share                                 N/A                  N/A
------------------------------------------------------------------------------------------------------
Investments, at cost                                            $     30,638,009   $       79,299,187
------------------------------------------------------------------------------------------------------
Foreign cash, at cost                                           $              1   $           30,382
======================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2009

                                                                        EUROPEAN        GLOBAL EQUITY               GLOBAL
                                                                           FOCUS               INCOME        OPPORTUNITIES
                                                                            FUND                 FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                       $     15,553,040   $       29,450,716   $          335,524
Dividends from Affiliated Companies                                           --                   --                   --
Interest                                                                  35,578              153,003                3,735
Foreign taxes withheld                                                (1,011,018)          (2,117,160)             (15,555)
---------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                            14,577,600           27,486,559              323,704
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                               4,462,861            2,521,584              157,622
12b-1 distribution and service fees:
   Class A Shares                                                        770,432              385,086               20,095
   Class B Shares                                                        276,600                   --                   --
   Class C Shares                                                      1,148,669            1,250,970               62,882
   Class R Shares                                                             --                   --                   --
Transfer agent fees                                                    1,243,068              460,865               20,679
Custodian fees                                                           359,015              113,804               39,744
Administrative fees                                                      162,540              106,912                6,078
Printing and postage fees                                                141,039               86,731                3,984
Accounting fees                                                           58,984               54,673               70,899
Registration and filing fees                                              52,338               54,131               27,256
Audit fees                                                                36,720               26,420               25,611
Legal fees                                                                30,535               20,477                1,080
Compliance Officer fees                                                   26,481               16,748                  967
Trustees' fees and expenses                                               24,573               15,692                  819
Offering expenses                                                             --                   --                   --
Organizational expenses                                                       --                   --                   --
Miscellaneous fees                                                        84,448               43,029                2,646
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                      8,878,303            5,157,122              440,362
---------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser                     --             (283,316)            (113,817)
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        8,878,303            4,873,806              326,545
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                           5,699,297           22,612,753              (2,841)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                          (301,209,812)        (106,739,530)          (7,231,985)
   Foreign currency transactions                                      40,212,349           12,264,955              395,211
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                       (11,301,839)          30,069,490            3,903,457
   Translation of other assets and liabilities                        (2,377,439)            (203,292)             (20,413)
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss                                 (274,676,741)         (64,608,377)          (2,953,730)
===========================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   (268,977,444)  $      (41,995,624)  $       (2,956,571)
===========================================================================================================================

(a) Affiliated companies accounted for $(2,670,750) of net realized loss on investment transactions and $(5,423,635) of the change in unrealized depreciation of investments.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
(CONTINUED)

                                                                          GLOBAL           INDUSTRIES        INTERNATIONAL
                                                                      TECHNOLOGY               OF THE        OPPORTUNITIES
                                                                            FUND          FUTURE FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                       $      1,084,640   $            8,539   $       86,320,858
Dividends from Affiliated Companies                                           --                   --              101,717
Interest                                                                  45,218                  214            1,148,365
Foreign taxes withheld                                                   (73,196)                (651)          (7,143,094)
------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                             1,056,662                8,102           80,427,846
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                               1,097,924                4,700           25,109,625
12b-1 distribution and service fees:
   Class A Shares                                                        163,462                  951            4,408,129
   Class B Shares                                                         54,188                   --              841,418
   Class C Shares                                                        382,635                  894            6,937,916
   Class R Shares                                                             --                   --                8,680
Transfer agent fees                                                      295,932                1,295            6,028,713
Custodian fees                                                            37,893               23,078              726,315
Administrative fees                                                       40,052                  178              947,375
Printing and postage fees                                                 39,717                  305              971,395
Accounting fees                                                           57,936               44,763               95,122
Registration and filing fees                                              54,101                2,125              166,992
Audit fees                                                                36,179               34,223               34,818
Legal fees                                                                 7,663                   61              180,486
Compliance Officer fees                                                    6,419                   32              152,758
Trustees' fees and expenses                                                5,997                   61              141,160
Offering expenses                                                             --               52,947                   --
Organizational expenses                                                       --               29,674                   --
Miscellaneous fees                                                        34,666                2,327              372,213
------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                      2,314,764              197,614           47,123,115
------------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser                   (708)            (187,779)                  --
------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                        2,314,056                9,835           47,123,115
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                          (1,257,394)              (1,733)          33,304,731
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                           (49,268,261)             (77,552)        (953,400,627)
   Foreign currency transactions                                        (345,904)                (874)          73,554,774
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                        27,579,372               27,335          166,188,120
   Translation of other assets and liabilities                            14,939                   18           (6,246,212)
------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss                                  (22,019,854)             (51,073)        (719,903,945)(a)
==============================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    (23,277,248)  $          (52,806)  $     (686,599,214)
==============================================================================================================================

                                                                      JAPAN-ASIA            WORLDWIDE
                                                                           FOCUS               INCOME
                                                                            FUND                 FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                       $        823,295   $          220,369
Dividends from Affiliated Companies                                           --                   --
Interest                                                                   1,122            7,026,801
Foreign taxes withheld                                                   (55,268)              (9,551)
------------------------------------------------------------------------------------------------------
   Total Investment Income                                               769,149            7,237,619
------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                 334,780              609,701
12b-1 distribution and service fees:
   Class A Shares                                                         50,311               84,863
   Class B Shares                                                             --               45,428
   Class C Shares                                                        133,448              338,262
   Class R Shares                                                             --                   --
Transfer agent fees                                                      101,075              106,359
Custodian fees                                                            36,262               21,083
Administrative fees                                                       12,940               26,416
Printing and postage fees                                                 13,606               25,620
Accounting fees                                                           60,466               55,925
Registration and filing fees                                              22,102               37,726
Audit fees                                                                33,885               36,730
Legal fees                                                                 2,350                5,005
Compliance Officer fees                                                    1,950                4,379
Trustees' fees and expenses                                                1,946                3,925
Offering expenses                                                             --                   --
Organizational expenses                                                       --                   --
Miscellaneous fees                                                         7,321               55,904
------------------------------------------------------------------------------------------------------
   Total Expenses                                                        812,442            1,457,326
------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser                (53,030)            (229,287)
------------------------------------------------------------------------------------------------------
   Net Expenses                                                          759,412            1,228,039
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                               9,737            6,009,580
------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                           (18,465,599)         (34,862,162)
   Foreign currency transactions                                         (16,403)           7,971,515
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                        10,149,565           (1,752,000)
   Translation of other assets and liabilities                            (1,242)            (717,006)
------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss                                   (8,333,679)         (29,359,653)
======================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     (8,323,942)  $      (23,350,073)
======================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                      YEAR ENDED           YEAR ENDED
                                                                   JULY 31, 2009        JULY 31, 2008
------------------------------------------------------------------------------------------------------
Net investment income                                           $      5,699,297   $        8,146,332
Net realized gain/(loss) on investments and foreign currency
   transactions                                                     (260,997,463)          83,041,917
Net change in unrealized appreciation/(depreciation) of
   investments and foreign currency translations                     (13,679,278)        (262,861,679)
------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                (268,977,444)        (171,673,430)
------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                     (9,483,604)         (23,094,109)
   Class B Shares                                                       (663,572)          (1,230,976)
   Class C Shares                                                     (2,677,964)          (6,379,802)
------------------------------------------------------------------------------------------------------
                                                                     (12,825,140)         (30,704,887)
------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                    (25,530,960)         (86,292,903)
   Class B Shares                                                     (2,679,657)          (6,056,327)
   Class C Shares                                                    (10,814,243)         (31,345,585)
------------------------------------------------------------------------------------------------------
                                                                     (39,024,860)        (123,694,815)
------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                   (189,139,660)         (62,680,371)
   Class B Shares                                                     (5,031,101)            (617,540)
   Class C Shares                                                    (58,054,078)         (15,113,427)
   Class W Shares                                                      6,317,506                   --
------------------------------------------------------------------------------------------------------
                                                                    (245,907,333)         (78,411,338)
------------------------------------------------------------------------------------------------------
Net decrease in net assets                                          (566,734,777)        (404,484,470)

NET ASSETS:
Beginning of year                                                  1,020,826,601        1,425,311,071
------------------------------------------------------------------------------------------------------
End of year                                                     $    454,091,824   $    1,020,826,601
======================================================================================================
Accumulated undistributed net investment loss                   $    (13,322,190)  $       (8,137,753)
======================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL EQUITY INCOME FUND

                                                                      YEAR ENDED           YEAR ENDED
                                                                   JULY 31, 2009        JULY 31, 2008
------------------------------------------------------------------------------------------------------
Net investment income                                           $     22,612,753   $       25,940,308
Net realized loss on investments and foreign currency
   transactions                                                      (94,474,575)         (25,191,076)
Net change in unrealized appreciation/(depreciation) of
   investments and foreign currency translations                      29,866,198          (50,701,842)
------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (41,995,624)         (49,952,610)
------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                    (12,675,937)         (13,162,566)
   Class C Shares                                                     (9,034,243)         (10,263,709)
   Class W Shares                                                       (335,590)                  --
------------------------------------------------------------------------------------------------------
                                                                     (22,045,770)         (23,426,275)
------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                             --             (430,582)
   Class C Shares                                                             --             (330,899)
------------------------------------------------------------------------------------------------------
                                                                              --             (761,481)
------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                     29,324,137          135,758,138
   Class C Shares                                                     (2,495,626)         127,370,894
   Class W Shares                                                      8,136,048                   --
------------------------------------------------------------------------------------------------------
                                                                      34,964,559          263,129,032
------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                (29,076,835)         188,988,666

NET ASSETS:
Beginning of year                                                    356,435,081          167,446,415
------------------------------------------------------------------------------------------------------
End of year                                                     $    327,358,246   $      356,435,081
======================================================================================================
Accumulated undistributed net investment income                 $      1,962,477   $        1,595,298
======================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL OPPORTUNITIES FUND

                                                                      YEAR ENDED           YEAR ENDED
                                                                   JULY 31, 2009        JULY 31, 2008
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    $         (2,841)  $           80,000
Net realized loss on investments and foreign currency
   transactions                                                       (6,836,774)          (1,518,247)
Net change in unrealized appreciation/(depreciation) of
   investments and foreign currency translations                       3,883,044           (1,656,561)
------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (2,956,571)          (3,094,808)
------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                        (76,547)             (46,290)
   Class C Shares                                                        (10,953)                  --
------------------------------------------------------------------------------------------------------
                                                                         (87,500)             (46,290)
------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                             --              (66,331)
   Class C Shares                                                             --              (19,371)
------------------------------------------------------------------------------------------------------
                                                                              --              (85,702)
------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                     (4,148,843)          10,624,227
   Class C Shares                                                      2,937,037            3,593,409
------------------------------------------------------------------------------------------------------
                                                                      (1,211,806)          14,217,636
------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                 (4,255,877)          10,990,836

NET ASSETS:
Beginning of year                                                     17,573,081            6,582,245
------------------------------------------------------------------------------------------------------
End of year                                                     $     13,317,204   $       17,573,081
======================================================================================================
Accumulated undistributed net investment income/(loss)          $        (32,966)  $           86,952
======================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND

                                                                      YEAR ENDED           YEAR ENDED
                                                                   JULY 31, 2009        JULY 31, 2008
------------------------------------------------------------------------------------------------------
Net investment loss                                             $     (1,257,394)  $       (2,176,239)
Net realized loss on investments and foreign currency
   transactions                                                      (49,614,165)         (32,877,112)
Net change in unrealized appreciation/(depreciation) of
   investments and foreign currency translations                      27,594,311          (13,972,070)
------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (23,277,248)         (49,025,421)
------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                             --           (2,002,409)
   Class B Shares                                                             --              (86,833)
   Class C Shares                                                             --             (803,051)
------------------------------------------------------------------------------------------------------
                                                                              --           (2,892,293)
------------------------------------------------------------------------------------------------------

Returns of capital:
   Class A Shares                                                             --             (951,556)
   Class B Shares                                                             --              (41,263)
   Class C Shares                                                             --             (381,614)
------------------------------------------------------------------------------------------------------
                                                                              --           (1,374,433)
------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                    (35,861,004)          98,975,948
   Class B Shares                                                       (852,891)           6,506,346
   Class C Shares                                                    (15,031,121)          51,713,203
   Class W Shares                                                      2,343,327                   --
------------------------------------------------------------------------------------------------------
                                                                     (49,401,689)         157,195,497
------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                (72,678,937)         103,903,350

NET ASSETS:
Beginning of year                                                    192,389,120           88,485,770
------------------------------------------------------------------------------------------------------
End of year                                                     $    119,710,183   $      192,389,120
======================================================================================================
Accumulated undistributed net investment loss                   $       (226,591)  $         (117,497)
======================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
INDUSTRIES OF THE FUTURE FUND

                                                                                                           PERIOD ENDED
                                                                                                        JULY 31, 2009 *
------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                     $        (1,733)
Net realized loss on investments and foreign currency transactions                                              (78,426)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations            27,353
------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                                            (52,806)
------------------------------------------------------------------------------------------------------------------------

Net increase in Fund share transactions:
   Class A Shares                                                                                               842,323
   Class C Shares                                                                                               156,293
------------------------------------------------------------------------------------------------------------------------
                                                                                                                998,616
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                      945,810

NET ASSETS:
Beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                                           $       945,810
========================================================================================================================
Accumulated undistributed net investment income                                                         $        51,866
========================================================================================================================

*     Inception date for the Industries of the Future Fund was August 29, 2008

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                YEAR ENDED           YEAR ENDED
                                                                              JULY 31, 2009        JULY 31, 2008
------------------------------------------------------------------------------------------------------------------
Net investment income                                                       $       33,304,731   $     19,147,983
Net realized gain/(loss) on investments and foreign currency transactions         (879,845,853)        46,410,247
Net change in unrealized appreciation/(depreciation) of investments and
   foreign currency translations                                                   159,941,908       (574,011,868)
------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              (686,599,214)      (508,453,638)
------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                  (21,443,683)                --
   Class B Shares                                                                     (473,431)                --
   Class C Shares                                                                   (3,941,909)                --
   Class R Shares                                                                      (17,177)                --
------------------------------------------------------------------------------------------------------------------
                                                                                   (25,876,200)                --
------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                   (9,075,899)      (224,251,818)
   Class B Shares                                                                     (469,620)       (12,792,493)
   Class C Shares                                                                   (3,910,176)      (113,562,527)
   Class R Shares                                                                       (8,105)           (93,917)
------------------------------------------------------------------------------------------------------------------
                                                                                   (13,463,800)      (350,700,755)
------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                                 (272,498,834)     1,205,596,480
   Class B Shares                                                                  (12,924,358)        24,831,979
   Class C Shares                                                                 (221,840,384)       350,640,217
   Class R Shares                                                                    1,291,619          1,456,373
   Class W Shares                                                                   67,629,376                 --
------------------------------------------------------------------------------------------------------------------
                                                                                  (438,342,581)     1,582,525,049
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                           (1,164,281,795)       723,370,656

NET ASSETS:
Beginning of year                                                                4,094,909,995      3,371,539,339
------------------------------------------------------------------------------------------------------------------
End of year                                                                 $    2,930,628,200   $  4,094,909,995
==================================================================================================================
Accumulated undistributed net investment income                             $       11,243,420   $      7,349,664
==================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
JAPAN-ASIA FOCUS FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                           JULY 31, 2009       JULY 31, 2008
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              $          9,737   $       (131,578)
Net realized loss on investments and foreign currency transactions             (18,482,002)        (9,924,109)
Net change in unrealized appreciation/(depreciation) of investments and
   foreign currency translations                                                10,148,323         (7,972,438)
Increase from payments by affiliate                                                     --            217,824
--------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            (8,323,942)       (17,810,301)
--------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                       --         (2,162,016)
   Class C Shares                                                                       --         (1,242,495)
--------------------------------------------------------------------------------------------------------------
                                                                                        --         (3,404,511)
--------------------------------------------------------------------------------------------------------------

Net decrease in Fund share transactions:
   Class A Shares                                                               (8,439,253)       (16,062,623)
   Class C Shares                                                               (4,514,738)        (8,593,593)
--------------------------------------------------------------------------------------------------------------
                                                                               (12,953,991)       (24,656,216)
--------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                     (21,277,933)       (45,871,028)

NET ASSETS:
Beginning of year                                                               51,941,003         97,812,031
--------------------------------------------------------------------------------------------------------------
End of year                                                               $     30,663,070   $     51,941,003
==============================================================================================================
Accumulated undistributed net investment loss                             $        (13,291)  $       (136,632)
==============================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND

                                                                            YEAR ENDED        YEAR ENDED
                                                                           JULY 31, 2009     JULY 31, 2008
------------------------------------------------------------------------------------------------------------
Net investment income                                                     $     6,009,580   $     8,461,110
Net realized loss on investments and foreign currency transactions            (26,890,647)       (7,298,977)
Net change in unrealized appreciation/(depreciation) of investments and
   foreign currency translations                                               (2,469,006)      (13,777,600)
------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          (23,350,073)      (12,615,467)
------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                              (3,333,354)       (4,903,337)
   Class B Shares                                                                (402,379)         (369,541)
   Class C Shares                                                              (3,075,858)       (3,726,741)
------------------------------------------------------------------------------------------------------------
                                                                               (6,811,591)       (8,999,619)
------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in Fund share transactions:
   Class A Shares                                                             (21,459,603)       36,286,829
   Class B Shares                                                               1,352,785         1,617,551
   Class C Shares                                                             (19,370,764)       42,868,245
------------------------------------------------------------------------------------------------------------
                                                                              (39,477,582)       80,772,625
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                         (69,639,246)       59,157,539

NET ASSETS:
Beginning of year                                                             133,382,083        74,224,544
------------------------------------------------------------------------------------------------------------
End of year                                                               $    63,742,837   $   133,382,083
============================================================================================================
Accumulated undistributed net investment income/(loss)                    $    (3,456,697)  $       363,940
============================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND

                                               YEAR ENDED         YEAR ENDED
                                              JULY 31, 2009      JULY 31, 2008
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                         $    77,252,508    $   218,204,655
Issued as reinvestment of dividends               27,130,213         81,755,743
Redeemed*                                       (293,522,381)      (362,640,769)
--------------------------------------------------------------------------------
Net decrease                                 $  (189,139,660)   $   (62,680,371)
================================================================================
CLASS B SHARES:
Sold                                         $     1,857,016    $     3,376,551
Issued as reinvestment of dividends                2,839,196          6,174,569
Redeemed*                                         (9,727,313)       (10,168,660)
--------------------------------------------------------------------------------
Net decrease                                 $    (5,031,101)   $      (617,540)
================================================================================
CLASS C SHARES:
Sold                                         $    11,924,175    $    41,167,940
Issued as reinvestment of dividends                9,824,556         25,852,246
Redeemed*                                        (79,802,809)       (82,133,613)
--------------------------------------------------------------------------------
Net decrease                                 $   (58,054,078)   $   (15,113,427)
================================================================================
CLASS W SHARES:
Sold                                         $     7,086,460    $            --
Redeemed*                                           (768,954)                --
--------------------------------------------------------------------------------
Net increase                                 $     6,317,506    $            --
================================================================================
SHARES
CLASS A SHARES:
Sold                                               4,894,585          6,537,985
Issued as reinvestment of dividends                2,439,767          2,464,006
Redeemed                                         (17,805,388)       (11,104,647)
--------------------------------------------------------------------------------
Net decrease                                     (10,471,036)        (2,102,656)
================================================================================
CLASS B SHARES:
Sold                                                 128,419            104,921
Issued as reinvestment of dividends                  267,093            194,720
Redeemed                                            (637,450)          (333,006)
--------------------------------------------------------------------------------
Net decrease                                        (241,938)           (33,365)
================================================================================
CLASS C SHARES:
Sold                                                 789,348          1,274,126
Issued as reinvestment of dividends                  924,229            815,271
Redeemed                                          (4,998,541)        (2,665,104)
--------------------------------------------------------------------------------
Net decrease                                      (3,284,964)          (575,707)
================================================================================
CLASS W SHARES
Sold                                                 482,684                 --
Redeemed                                             (42,474)                --
--------------------------------------------------------------------------------
Net increase                                         440,210                 --
================================================================================

*     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL EQUITY INCOME FUND

                                                YEAR ENDED          YEAR ENDED
                                               JULY 31, 2009      JULY 31, 2008
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                         $   109,845,189    $   199,747,411
Issued as reinvestment of dividends                7,966,201          6,732,521
Redeemed*                                        (88,487,253)       (70,721,794)
--------------------------------------------------------------------------------
Net increase                                 $    29,324,137    $   135,758,138
================================================================================
CLASS C SHARES:
Sold                                         $    50,589,417    $   144,142,506
Issued as reinvestment of dividends                4,688,103          4,268,408
Redeemed*                                        (57,773,146)       (21,040,020)
--------------------------------------------------------------------------------
Net increase/(decrease)                      $    (2,495,626)   $   127,370,894
================================================================================
CLASS W SHARES:
Sold                                         $     8,867,709    $            --
Issued as reinvestment of dividends                  335,590                 --
Redeemed*                                         (1,067,251)                --
--------------------------------------------------------------------------------
Net increase                                 $     8,136,048    $            --
================================================================================
SHARES
CLASS A SHARES:
Sold                                              16,676,158         19,000,396
Issued as reinvestment of dividends                1,183,014            680,072
Redeemed                                         (13,067,927)        (7,125,776)
--------------------------------------------------------------------------------
Net increase                                       4,791,245         12,554,692
================================================================================
CLASS C SHARES:
Sold                                               7,618,108         13,774,272
Issued as reinvestment of dividends                  696,210            432,490
Redeemed                                          (8,607,416)        (2,160,524)
--------------------------------------------------------------------------------
Net increase/(decrease)                             (293,098)        12,046,238
================================================================================
CLASS W SHARES
Sold                                               1,389,432                 --
Issued as reinvestment of dividends                   49,560                 --
Redeemed                                            (157,354)                --
--------------------------------------------------------------------------------
Net increase                                       1,281,638                 --
================================================================================

*     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL OPPORTUNITIES FUND

                                                YEAR ENDED        YEAR ENDED
                                               JULY 31, 2009     JULY 31, 2008
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                          $    12,853,472   $    15,328,797
Issued as reinvestment of dividends                    35,626            98,102
Redeemed*                                         (17,037,941)       (4,802,672)
--------------------------------------------------------------------------------
Net increase/(decrease)                       $    (4,148,843)  $    10,624,227
================================================================================
CLASS C SHARES:
Sold                                          $     6,747,338   $     4,351,904
Issued as reinvestment of dividends                     6,021            15,705
Redeemed*                                          (3,816,322)         (774,200)
--------------------------------------------------------------------------------
Net increase                                  $     2,937,037   $     3,593,409
================================================================================
SHARES
CLASS A SHARES:
Sold                                                1,983,908         1,309,014
Issued as reinvestment of dividends                     5,673             8,087
Redeemed                                           (2,415,376)         (443,535)
--------------------------------------------------------------------------------
Net increase/(decrease)                              (425,795)          873,566
================================================================================
CLASS C SHARES:
Sold                                                  924,936           375,458
Issued as reinvestment of dividends                       951             1,281
Redeemed                                             (566,346)          (71,451)
--------------------------------------------------------------------------------
Net increase                                          359,541           305,288
================================================================================

*     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND

                                                  YEAR ENDED       YEAR ENDED
                                                JULY 31, 2009    JULY 31, 2008
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                           $    25,331,965  $   188,184,755
Issued as reinvestment of dividends                         --        2,263,659
Redeemed*                                          (61,192,969)     (91,472,466)
--------------------------------------------------------------------------------
Net increase/(decrease)                        $   (35,861,004) $    98,975,948
================================================================================
CLASS B SHARES:
Sold                                           $       654,457  $     7,198,389
Issued as reinvestment of dividends                         --           95,909
Redeemed*                                           (1,507,348)        (787,952)
--------------------------------------------------------------------------------
Net increase/(decrease)                        $      (852,891) $     6,506,346
================================================================================
CLASS C SHARES:
Sold                                           $     4,245,210  $    62,161,721
Issued as reinvestment of dividends                         --          802,013
Redeemed*                                          (19,276,331)     (11,250,531)
--------------------------------------------------------------------------------
Net increase/(decrease)                        $   (15,031,121) $    51,713,203
================================================================================
CLASS W SHARES:
Sold                                           $     2,652,212  $            --
Redeemed*                                             (308,885)              --
--------------------------------------------------------------------------------
Net increase                                   $     2,343,327  $            --
================================================================================
SHARES
CLASS A SHARES:
Sold                                                 2,177,146       11,162,143
Issued as reinvestment of dividends                         --          129,057
Redeemed                                            (5,678,908)      (6,095,434)
--------------------------------------------------------------------------------
Net increase/(decrease)                             (3,501,762)       5,195,766
================================================================================
CLASS B SHARES:
Sold                                                    62,292          445,232
Issued as reinvestment of dividends                         --            5,712
Redeemed                                              (150,705)         (52,508)
--------------------------------------------------------------------------------
Net increase/(decrease)                                (88,413)         398,436
================================================================================
CLASS C SHARES:
Sold                                                   380,323        3,803,017
Issued as reinvestment of dividends                         --           47,910
Redeemed                                            (1,933,889)        (788,119)
--------------------------------------------------------------------------------
Net increase/(decrease)                             (1,553,566)       3,062,808
================================================================================
CLASS W SHARES
Sold                                                   243,598               --
Redeemed                                               (25,093)              --
--------------------------------------------------------------------------------
Net increase                                           218,505               --
================================================================================

*     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INDUSTRIES OF THE FUTURE FUND

                                                                  PERIOD ENDED
                                                                 JULY 31, 2009*
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                            $       865,961
Redeemed+                                                               (23,638)
--------------------------------------------------------------------------------
Net increase                                                    $       842,323
================================================================================
CLASS C SHARES:
Sold                                                            $       156,293
--------------------------------------------------------------------------------
Net increase                                                    $       156,293
================================================================================
SHARES
CLASS A SHARES:
Sold                                                                    107,843
Redeemed                                                                 (3,983)
--------------------------------------------------------------------------------
Net increase                                                            103,860
================================================================================
CLASS C SHARES:
Sold                                                                     19,046
--------------------------------------------------------------------------------
Net increase                                                             19,046
================================================================================

*     Inception date for the Industries of the Future Fund was August 29, 2008.

+     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND

                                             YEAR ENDED           YEAR ENDED
                                           JULY 31, 2009        JULY 31, 2008
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                      $    749,479,353     $  1,650,273,824
Issued as reinvestment of dividends             22,901,083          181,190,040
Redeemed*                                   (1,044,879,270)        (625,867,384)
--------------------------------------------------------------------------------
Net increase/(decrease)                   $   (272,498,834)    $  1,205,596,480
================================================================================
CLASS B SHARES:
Sold                                      $      5,856,330     $     26,898,413
Issued as reinvestment of dividends                702,060            9,672,534
Redeemed*                                      (19,482,748)         (11,738,968)
--------------------------------------------------------------------------------
Net increase/(decrease)                   $    (12,924,358)    $     24,831,979
================================================================================
CLASS C SHARES:
Sold                                      $     89,451,799     $    463,213,087
Issued as reinvestment of dividends              5,597,689           78,279,669
Redeemed*                                     (316,889,872)        (190,852,539)
--------------------------------------------------------------------------------
Net increase/(decrease)                   $   (221,840,384)    $    350,640,217
================================================================================
CLASS R SHARES:
Sold                                      $      1,999,658     $      1,863,708
Issued as reinvestment of dividends                 11,293               34,828
Redeemed*                                         (719,332)            (442,163)
--------------------------------------------------------------------------------
Net increase                              $      1,291,619     $      1,456,373
================================================================================
CLASS W SHARES:
Sold                                      $     80,016,189     $             --
Redeemed*                                      (12,386,813)                  --
--------------------------------------------------------------------------------
Net increase                              $     67,629,376     $             --
================================================================================
SHARES
CLASS A SHARES:
Sold                                            46,647,650           65,709,665
Issued as reinvestment of dividends              1,681,427            6,834,762
Redeemed                                       (67,544,987)         (25,909,439)
--------------------------------------------------------------------------------
Net increase/(decrease)                        (19,215,910)          46,634,988
================================================================================
CLASS B SHARES:
Sold                                               375,738            1,084,139
Issued as reinvestment of dividends                 54,005              382,314
Redeemed                                        (1,324,888)            (505,898)
--------------------------------------------------------------------------------
Net increase/(decrease)                           (895,145)             960,555
================================================================================
CLASS C SHARES:
Sold                                             5,684,102           18,734,494
Issued as reinvestment of dividends                430,593            3,096,506
Redeemed                                       (21,350,853)          (8,339,220)
--------------------------------------------------------------------------------
Net increase/(decrease)                        (15,236,158)          13,491,780
================================================================================
CLASS R SHARES:
Sold                                               119,979               77,320
Issued as reinvestment of dividends                    835                1,322
Redeemed                                           (49,067)             (18,774)
--------------------------------------------------------------------------------
Net increase                                        71,747               59,868
================================================================================
CLASS W SHARES
Sold                                             5,285,614                   --
Redeemed                                          (710,135)                  --
--------------------------------------------------------------------------------
Net increase                                     4,575,479                   --
================================================================================

*     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
JAPAN-ASIA FOCUS FUND

                                              YEAR ENDED          YEAR ENDED
                                             JULY 31, 2009      JULY 31, 2008
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                       $      3,230,504    $     13,163,437
Issued as reinvestment of dividends                     975           1,632,825
Redeemed*                                       (11,670,732)        (30,858,885)
--------------------------------------------------------------------------------
Net decrease                               $     (8,439,253)   $    (16,062,623)
================================================================================
CLASS C SHARES:
Sold                                       $      2,015,380    $      5,782,866
Issued as reinvestment of dividends                      --             733,701
Redeemed*                                        (6,530,118)        (15,110,160)
--------------------------------------------------------------------------------
Net decrease                               $     (4,514,738)   $     (8,593,593)
================================================================================
SHARES
CLASS A SHARES:
Sold                                                518,987           1,487,337
Issued as reinvestment of dividends                     105             175,008
Redeemed                                         (2,086,360)         (3,578,917)
--------------------------------------------------------------------------------
Net decrease                                     (1,567,268)         (1,916,572)
================================================================================
CLASS C SHARES:
Sold                                                334,444             683,295
Issued as reinvestment of dividends                      --              79,750
Redeemed                                         (1,108,768)         (1,782,516)
--------------------------------------------------------------------------------
Net decrease                                       (774,324)         (1,019,471)
================================================================================

*     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND

                                             YEAR ENDED            YEAR ENDED
                                            JULY 31, 2009        JULY 31, 2008
--------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                      $      6,436,688     $     65,114,608
Issued as reinvestment of dividends              1,831,377            2,520,171
Redeemed*                                      (29,727,668)         (31,347,950)
--------------------------------------------------------------------------------
Net increase/(decrease)                   $    (21,459,603)    $     36,286,829
================================================================================
CLASS B SHARES:
Sold                                      $      2,618,316     $      2,700,545
Issued as reinvestment of dividends                131,962              117,361
Redeemed*                                       (1,397,493)          (1,200,355)
--------------------------------------------------------------------------------
Net increase                              $      1,352,785     $      1,617,551
================================================================================
CLASS C SHARES:
Sold                                      $      8,507,174     $     57,057,085
Issued as reinvestment of dividends              1,467,617            1,642,537
Redeemed*                                      (29,345,555)         (15,831,377)
--------------------------------------------------------------------------------
Net increase/(decrease)                   $    (19,370,764)    $     42,868,245
================================================================================
SHARES
CLASS A SHARES:
Sold                                               859,802            6,022,496
Issued as reinvestment of dividends                272,218              243,976
Redeemed                                        (4,173,888)          (3,056,018)
--------------------------------------------------------------------------------
Net increase/(decrease)                         (3,041,868)           3,210,454
================================================================================
CLASS B SHARES:
Sold                                               388,884              255,183
Issued as reinvestment of dividends                 19,879               11,344
Redeemed                                          (191,616)            (114,567)
--------------------------------------------------------------------------------
Net increase                                       217,147              151,960
================================================================================
CLASS C SHARES:
Sold                                             1,183,055            5,279,726
Issued as reinvestment of dividends                219,085              159,668
Redeemed                                        (4,302,763)          (1,521,696)
--------------------------------------------------------------------------------
Net increase/(decrease)                         (2,900,623)           3,917,698
================================================================================

*     Amounts shown are inclusive of redemption fees.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:            LESS DISTRIBUTIONS:
                                               -----------------------------------------  ------------------------------------------

                                                                  NET                      DIVIDENDS   DISTRIBUTIONS
                                   NET ASSET       NET        REALIZED AND       TOTAL       FROM        FROM NET
                                     VALUE,    INVESTMENT   UNREALIZED GAIN      FROM         NET        REALIZED
                                   BEGINNING     INCOME        (LOSS) ON      INVESTMENT  INVESTMENT      CAPITAL          TOTAL
                                   OF PERIOD   (LOSS) (b)     INVESTMENTS     OPERATIONS    INCOME         GAINS       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2009               $   28.57      0.26           (6.20)         (5.94)      (0.60)         (1.71)          (2.31)
Year Ended 7/31/2008                   37.04      0.28           (4.64)         (4.36)      (0.87)         (3.25)          (4.12)
Year Ended 7/31/2007                   29.36      0.13           10.19          10.32        0.00          (2.64)          (2.64)
Year Ended 7/31/2006                   25.30      0.12            5.54           5.66        0.00          (1.60)          (1.60)
Year Ended 7/31/2005                   20.88      0.04            6.76           6.80        0.00          (2.38)          (2.38)
CLASS B
Year Ended 7/31/2009               $   27.17      0.10           (5.83)         (5.73)      (0.40)         (1.71)          (2.11)
Year Ended 7/31/2008                   35.46      0.04           (4.43)         (4.39)      (0.66)         (3.25)          (3.91)
Year Ended 7/31/2007                   28.41     (0.15)           9.84           9.69        0.00          (2.64)          (2.64)
Year Ended 7/31/2006                   24.71     (0.11)           5.41           5.30        0.00          (1.60)          (1.60)
Year Ended 7/31/2005                   20.57     (0.15)           6.67           6.52        0.00          (2.38)          (2.38)
CLASS C
Year Ended 7/31/2009               $   27.17      0.12           (5.85)         (5.73)      (0.40)         (1.71)          (2.11)
Year Ended 7/31/2008                   35.46      0.03           (4.42)         (4.39)      (0.66)         (3.25)          (3.91)
Year Ended 7/31/2007                   28.40     (0.10)           9.80           9.70        0.00          (2.64)          (2.64)
Year Ended 7/31/2006                   24.70     (0.10)           5.40           5.30        0.00          (1.60)          (1.60)
Year Ended 7/31/2005                   20.57     (0.14)           6.65           6.51        0.00          (2.38)          (2.38)
CLASS W
Year Ended 7/31/2009 (a)           $   13.35      0.05            6.94           6.99        0.00           0.00            0.00
GLOBAL EQUITY INCOME FUND
CLASS A
Year Ended 7/31/2009               $    8.85      0.58           (1.77)         (1.19)      (0.55)          0.00           (0.55)
Year Ended 7/31/2008                   10.65      0.89           (1.88)         (0.99)      (0.78)         (0.03)          (0.81)
Year Ended 7/31/2007 (a)               10.00      0.83            0.25           1.08       (0.43)          0.00           (0.43)
CLASS C
Year Ended 7/31/2009               $    8.82      0.51           (1.76)         (1.25)      (0.49)          0.00           (0.49)
Year Ended 7/31/2008                   10.62      0.82           (1.88)         (1.06)      (0.71)         (0.03)          (0.74)
Year Ended 7/31/2007 (a)               10.00      0.77            0.25           1.02       (0.40)          0.00           (0.40)
CLASS W
Year Ended 7/31/2009 (a)           $    6.08      0.32            1.00           1.32       (0.28)          0.00           (0.28)
GLOBAL OPPORTUNITIES FUND
CLASS A
Year Ended 7/31/2009               $   10.00      0.02           (2.10)         (2.08)      (0.04)          0.00           (0.04)
Year Ended 7/31/2008                   11.41      0.08           (1.39)         (1.31)      (0.04)         (0.06)          (0.10)
Year Ended 7/31/2007 (a)               10.00      0.01            1.40           1.41        0.00           0.00            0.00
CLASS C
Year Ended 7/31/2009               $   10.07     (0.03)          (2.13)         (2.16)      (0.01)          0.00           (0.01)
Year Ended 7/31/2008                   11.53     (0.01)          (1.39)         (1.40)       0.00          (0.06)          (0.06)
Year Ended 7/31/2007 (a)               10.00     (0.05)           1.58           1.53        0.00           0.00            0.00

(a) The European Focus Fund Class W and Global Equity Income Fund Class W commenced operations on March 31, 2009. The Global Equity Income Fund and Global Opportunities Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(*)   Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

                                                         NET ASSET                NET ASSETS,
                                                          VALUE,                    END OF
                                           REDEMPTION     END OF       TOTAL        PERIOD
                                              FEES      THE PERIOD   RETURN (c)      (000)
----------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2009                          0.00*     $    20.32     (14.12)%   $   299,183
Year Ended 7/31/2008                          0.01           28.57     (13.28)        719,752
Year Ended 7/31/2007                          0.00           37.04      36.52       1,010,786
Year Ended 7/31/2006                          0.00           29.36      23.72         368,593
Year Ended 7/31/2005                          0.00           25.30      34.43         182,831
CLASS B
Year Ended 7/31/2009                          0.00*     $    19.33     (14.75)%   $    31,555
Year Ended 7/31/2008                          0.01           27.17     (13.92)         50,949
Year Ended 7/31/2007                          0.00           35.46      35.47          67,668
Year Ended 7/31/2006                          0.00           28.41      22.79          35,977
Year Ended 7/31/2005                          0.00           24.71      33.54          26,964
CLASS C
Year Ended 7/31/2009                          0.00*     $    19.33     (14.75)%   $   114,401
Year Ended 7/31/2008                          0.01           27.17     (13.92)        250,126
Year Ended 7/31/2007                          0.00           35.46      35.52         346,856
Year Ended 7/31/2006                          0.00           28.40      22.80         110,465
Year Ended 7/31/2005                          0.00           24.70      33.48          74,207
CLASS W
Year Ended 7/31/2009 (a)                      0.00*     $    20.34      52.36%    $     8,954
GLOBAL EQUITY INCOME FUND
CLASS A
Year Ended 7/31/2009                          0.00*     $     7.11     (12.93)%   $   186,248
Year Ended 7/31/2008                          0.00*           8.85      (9.99)        189,490
Year Ended 7/31/2007 (a)                      0.00           10.65      10.68          94,377
CLASS C
Year Ended 7/31/2009                          0.00*     $     7.08     (13.64)%   $   131,990
Year Ended 7/31/2008                          0.00*           8.82     (10.66)        166,946
Year Ended 7/31/2007 (a)                      0.00           10.62      10.11          73,070
CLASS W
Year Ended 7/31/2009 (a)                      0.00*     $     7.12      22.03%    $     9,119
GLOBAL OPPORTUNITIES FUND
CLASS A
Year Ended 7/31/2009                          0.00*     $     7.88     (20.73)%   $     6,329
Year Ended 7/31/2008                          0.00*          10.00     (11.67)         12,291
Year Ended 7/31/2007 (a)                      0.00           11.41      14.10           4,052
CLASS C
Year Ended 7/31/2009                          0.00*     $     7.90     (21.41)%   $     6,988
Year Ended 7/31/2008                          0.00*          10.07     (12.26)          5,282
Year Ended 7/31/2007 (a)                      0.00           11.53      15.30           2,530

                                                       RATIOS TO AVERAGE NET ASSETS:
                                       --------------------------------------------------------------

                                                                      ANNUALIZED RATIO OF
                                        ANNUALIZED     ANNUALIZED     OPERATING EXPENSES
                                         RATIO OF       RATIO OF        TO AVERAGE NET
                                        OPERATING    NET INVESTMENT     ASSETS WITHOUT
                                       EXPENSES TO    INCOME/(LOSS)     WAIVERS AND/OR      PORTFOLIO
                                         AVERAGE       TO AVERAGE          EXPENSES          TURNOVER
                                        NET ASSETS     NET ASSETS         REIMBURSED           RATE
------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2009                       1.72%           1.52%               1.72%            51%
Year Ended 7/31/2008                       1.46            0.85                1.49             70
Year Ended 7/31/2007                       1.53            0.39                1.53             61
Year Ended 7/31/2006                       1.59            0.44                1.59             64
Year Ended 7/31/2005                       2.00            0.18                1.73             51
CLASS B
Year Ended 7/31/2009                       2.47%           0.64%               2.47%            51%
Year Ended 7/31/2008                       2.21            0.11                2.24             70
Year Ended 7/31/2007                       2.28           (0.46)               2.28             61
Year Ended 7/31/2006                       2.34           (0.41)               2.34             64
Year Ended 7/31/2005                       2.75           (0.67)               2.48             51
CLASS C
Year Ended 7/31/2009                       2.47%           0.72%               2.47%            51%
Year Ended 7/31/2008                       2.21            0.10                2.24             70
Year Ended 7/31/2007                       2.28           (0.31)               2.28             61
Year Ended 7/31/2006                       2.34           (0.39)               2.34             64
Year Ended 7/31/2005                       2.75           (0.62)               2.48             51
CLASS W
Year Ended 7/31/2009 (a)                   1.60%           0.78%               1.60%            51%
GLOBAL EQUITY INCOME FUND
CLASS A
Year Ended 7/31/2009                       1.40%           8.45%               1.50%           155%
Year Ended 7/31/2008                       1.40            8.83                1.44            155
Year Ended 7/31/2007 (a)                   1.40           11.36                1.85            100
CLASS C
Year Ended 7/31/2009                       2.15%           7.40%               2.25%           155%
Year Ended 7/31/2008                       2.15            8.12                2.19            155
Year Ended 7/31/2007 (a)                   2.15           10.64                2.60            100
CLASS W
Year Ended 7/31/2009 (a)                   1.15%          13.83%               1.32%           155%
GLOBAL OPPORTUNITIES FUND
CLASS A
Year Ended 7/31/2009                       1.95%           0.25%               2.74%           234%
Year Ended 7/31/2008                       1.95            0.74                3.12            135
Year Ended 7/31/2007 (a)                   1.95            0.15               13.40             40
CLASS C
Year Ended 7/31/2009                       2.70%          (0.37)%              3.49%           234%
Year Ended 7/31/2008                       2.70           (0.06)               4.01            135
Year Ended 7/31/2007 (a)                   2.70           (0.66)              14.15             40

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                           --------------------------------------------------------

                                                                            NET
                                           NET ASSET        NET         REALIZED AND       TOTAL
                                            VALUE,      INVESTMENT    UNREALIZED GAIN       FROM
                                           BEGINNING      INCOME         (LOSS) ON       INVESTMENT
                                           OF PERIOD    (LOSS) (b)      INVESTMENTS      OPERATIONS
----------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2009                       $   13.88      (0.09)            (0.47)         (0.56)
Year Ended 7/31/2008                           16.43      (0.13)            (2.15)         (2.28)
Year Ended 7/31/2007                           12.19      (0.17)             4.41           4.24
Year Ended 7/31/2006                           11.68      (0.19)             0.87           0.68
Year Ended 7/31/2005                           10.54      (0.14)             1.91           1.77
CLASS B
Year Ended 7/31/2009                       $   13.22      (0.17)            (0.46)         (0.63)
Year Ended 7/31/2008                           15.77      (0.23)            (2.06)         (2.29)
Year Ended 7/31/2007                           11.79      (0.26)             4.24           3.98
Year Ended 7/31/2006                           11.39      (0.28)             0.85           0.57
Year Ended 7/31/2005                           10.36      (0.21)             1.87           1.66
CLASS C
Year Ended 7/31/2009                       $   13.19      (0.17)            (0.46)         (0.63)
Year Ended 7/31/2008                           15.73      (0.23)            (2.04)         (2.27)
Year Ended 7/31/2007                           11.76      (0.26)             4.23           3.97
Year Ended 7/31/2006                           11.35      (0.28)             0.86           0.58
Year Ended 7/31/2005                           10.34      (0.21)             1.85           1.64
CLASS W
Year Ended 7/31/2009 (a)                   $    9.94      (0.03)             3.43           3.40
INDUSTRIES OF THE FUTURE
CLASS A
Year Ended 7/31/2009 (a)                   $   10.00      (0.01)            (2.30)         (2.31)
CLASS C
Year Ended 7/31/2009 (a)                   $   10.00      (0.06)            (2.21)         (2.27)

                                                              LESS DISTRIBUTIONS:
                                           --------------------------------------------------------

                                           DIVIDENDS      DISTRIBUTIONS
                                              FROM           FROM NET
                                              NET            REALIZED      RETURN
                                           INVESTMENT         CAPITAL         OF          TOTAL
                                             INCOME            GAINS       CAPITAL    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2009                          0.00              0.00         0.00          0.00
Year Ended 7/31/2008                          0.00             (0.18)       (0.09)        (0.27)
Year Ended 7/31/2007                          0.00              0.00         0.00          0.00
Year Ended 7/31/2006                          0.00             (0.17)        0.00         (0.17)
Year Ended 7/31/2005                          0.00             (0.63)        0.00         (0.63)
CLASS B
Year Ended 7/31/2009                          0.00              0.00         0.00          0.00
Year Ended 7/31/2008                          0.00             (0.18)       (0.09)        (0.27)
Year Ended 7/31/2007                          0.00              0.00         0.00          0.00
Year Ended 7/31/2006                          0.00             (0.17)        0.00         (0.17)
Year Ended 7/31/2005                          0.00             (0.63)        0.00         (0.63)
CLASS C
Year Ended 7/31/2009                          0.00              0.00         0.00          0.00
Year Ended 7/31/2008                          0.00             (0.18)       (0.09)        (0.27)
Year Ended 7/31/2007                          0.00              0.00         0.00          0.00
Year Ended 7/31/2006                          0.00             (0.17)        0.00         (0.17)
Year Ended 7/31/2005                          0.00             (0.63)        0.00         (0.63)
CLASS W
Year Ended 7/31/2009 (a)                      0.00              0.00         0.00          0.00
INDUSTRIES OF THE FUTURE
CLASS A
Year Ended 7/31/2009 (a)                      0.00              0.00         0.00          0.00
CLASS C
Year Ended 7/31/2009 (a)                      0.00              0.00         0.00          0.00

(a) The Global Technology Fund Class W commenced operations on March 31, 2009. The Industries of the Future Fund commenced operations on August 29, 2008.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(*)   Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

                                                            NET ASSET                    NET ASSETS,
                                                             VALUE,                        END OF
                                           REDEMPTION        END OF         TOTAL          PERIOD
                                              FEES         THE PERIOD     RETURN (c)        (000)
-----------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2009                          0.00*        $    13.32       (4.03)%      $    71,472
Year Ended 7/31/2008                          0.00*             13.88      (14.22)           123,129
Year Ended 7/31/2007                          0.00              16.43       34.78             60,329
Year Ended 7/31/2006                          0.00              12.19        5.83             24,685
Year Ended 7/31/2005                          0.00              11.68       16.90              3,331
CLASS B
Year Ended 7/31/2009                          0.00*        $    12.59       (4.77)%      $     5,994
Year Ended 7/31/2008                          0.01              13.22      (14.82)             7,465
Year Ended 7/31/2007                          0.00              15.77       33.76              2,621
Year Ended 7/31/2006                          0.00              11.79        5.01              1,187
Year Ended 7/31/2005                          0.00              11.39       16.10                906
CLASS C
Year Ended 7/31/2009                          0.00*        $    12.56       (4.78)%      $    39,330
Year Ended 7/31/2008                          0.00*             13.19      (14.79)            61,795
Year Ended 7/31/2007                          0.00              15.73       33.76             25,536
Year Ended 7/31/2006                          0.00              11.76        5.11             10,752
Year Ended 7/31/2005                          0.00              11.35       15.93        $     1,356
CLASS W
Year Ended 7/31/2009 (a)                      0.00*        $    13.34       34.21%       $     2,914
INDUSTRIES OF THE FUTURE
CLASS A
Year Ended 7/31/2009 (a)                      0.00*        $     7.69      (23.10)%      $       799
CLASS C
Year Ended 7/31/2009 (a)                      0.00*        $     7.73      (22.70)%      $       147

                                                                 RATIOS TO AVERAGE NET ASSETS:
                                           ----------------------------------------------------------------------

                                                                              ANNUALIZED RATIO OF
                                            ANNUALIZED       ANNUALIZED        OPERATING EXPENSES
                                             RATIO OF         RATIO OF           TO AVERAGE NET
                                            OPERATING      NET INVESTMENT        ASSETS WITHOUT
                                           EXPENSES TO     INCOME/(LOSS)         WAIVERS AND/OR        PORTFOLIO
                                             AVERAGE         TO AVERAGE             EXPENSES            TURNOVER
                                            NET ASSETS       NET ASSETS            REIMBURSED             RATE
------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2009                           1.81%           (0.83)%                1.81%                160%
Year Ended 7/31/2008                           1.57            (0.80)                 1.57                 196
Year Ended 7/31/2007                           1.87            (1.14)                 1.87                 129
Year Ended 7/31/2006                           1.99            (1.41)                 2.50                 159
Year Ended 7/31/2005                           2.00            (1.26)                 6.58                 164
CLASS B
Year Ended 7/31/2009                           2.56%           (1.65)%                2.56%                160%
Year Ended 7/31/2008                           2.32            (1.52)                 2.32                 196
Year Ended 7/31/2007                           2.62            (1.89)                 2.62                 129
Year Ended 7/31/2006                           2.74            (2.20)                 3.25                 159
Year Ended 7/31/2005                           2.75            (1.92)                 7.33                 164
CLASS C
Year Ended 7/31/2009                           2.56%           (1.61)%                2.56%                160%
Year Ended 7/31/2008                           2.32            (1.52)                 2.32                 196
Year Ended 7/31/2007                           2.62            (1.89)                 2.62                 129
Year Ended 7/31/2006                           2.74            (2.15)                 3.25                 159
Year Ended 7/31/2005                           2.75            (1.96)                 7.33                 164
CLASS W
Year Ended 7/31/2009 (a)                       1.71%           (0.74)%                1.71%                160%
INDUSTRIES OF THE FUTURE
CLASS A
Year Ended 7/31/2009 (a)                       1.95%           (0.23)%               38.86%                 41%
CLASS C
Year Ended 7/31/2009 (a)                       2.70%           (0.95)%               39.61%                 41%

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                           --------------------------------------------------------------

                                                                                 NET
                                            NET ASSET          NET           REALIZED AND        TOTAL
                                              VALUE,       INVESTMENT      UNREALIZED GAIN        FROM
                                            BEGINNING        INCOME           (LOSS) ON        INVESTMENT
                                            OF PERIOD      (LOSS) (b)        INVESTMENTS       OPERATIONS
----------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2009                       $     22.11        0.25              (3.20)            (2.95)
Year Ended 7/31/2008                             26.91        0.19              (2.63)            (2.44)
Year Ended 7/31/2007                             21.52        0.02               6.43              6.45
Year Ended 7/31/2006                             17.77        0.14               4.36              4.50
Year Ended 7/31/2005                             14.94        0.00               3.08              3.08
CLASS B
Year Ended 7/31/2009                       $     21.00        0.12              (3.02)            (2.90)
Year Ended 7/31/2008                             25.85       (0.02)             (2.47)            (2.49)
Year Ended 7/31/2007                             20.82       (0.17)              6.22              6.05
Year Ended 7/31/2006                             17.35       (0.03)              4.25              4.22
Year Ended 7/31/2005                             14.70       (0.14)              3.04              2.90
CLASS C
Year Ended 7/31/2009                       $     20.99        0.12              (3.02)            (2.90)
Year Ended 7/31/2008                             25.83       (0.01)             (2.47)            (2.48)
Year Ended 7/31/2007                             20.81       (0.16)              6.20              6.04
Year Ended 7/31/2006                             17.33       (0.01)              4.24              4.23
Year Ended 7/31/2005                             14.68       (0.13)              3.03              2.90
CLASS R
Year Ended 7/31/2009                       $     21.94        0.19              (3.16)            (2.97)
Year Ended 7/31/2008                             26.78        0.15              (2.63)            (2.48)
Year Ended 7/31/2007                             21.46        0.01               6.38              6.39
Year Ended 7/31/2006 (a)                         19.07        0.09               3.50              3.14
CLASS W
Year Ended 7/31/2009 (a)                   $     13.96        0.11               4.82              4.93
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/2009                       $      7.75        0.02              (0.74)            (0.72)
Year Ended 7/31/2008                             10.13        0.01              (2.02)            (2.01)
Year Ended 7/31/2007                              9.65       (0.05)              0.53              0.48
Year Ended 7/31/2006 (a)                         10.00       (0.03)             (0.32)            (0.35)
CLASS C
Year Ended 7/31/2009                       $      7.60       (0.02)             (0.74)            (0.76)
Year Ended 7/31/2008                             10.03       (0.06)             (2.00)            (2.06)
Year Ended 7/31/2007                              9.62       (0.12)              0.53              0.41
Year Ended 7/31/2006 (a)                         10.00       (0.07)             (0.31)            (0.38)

                                                               LESS DISTRIBUTIONS:
                                                -------------------------------------------------

                                                DIVIDENDS       DISTRIBUTIONS
                                                   FROM           FROM NET
                                                   NET            REALIZED
                                                INVESTMENT         CAPITAL              TOTAL
                                                  INCOME            GAINS           DISTRIBUTIONS
--------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2009                                (0.20)          (0.09)             (0.29)
Year Ended 7/31/2008                                 0.00           (2.36)             (2.36)
Year Ended 7/31/2007                                (0.04)          (1.02)             (1.06)
Year Ended 7/31/2006                                 0.00           (0.75)             (0.75)
Year Ended 7/31/2005                                 0.00           (0.25)             (0.25)
CLASS B
Year Ended 7/31/2009                                (0.09)          (0.09)             (0.18)
Year Ended 7/31/2008                                 0.00           (2.36)             (2.36)
Year Ended 7/31/2007                                 0.00           (1.02)             (1.02)
Year Ended 7/31/2006                                 0.00           (0.75)             (0.75)
Year Ended 7/31/2005                                 0.00           (0.25)             (0.25)
CLASS C
Year Ended 7/31/2009                                (0.09)          (0.09)             (0.18)
Year Ended 7/31/2008                                 0.00           (2.36)             (2.36)
Year Ended 7/31/2007                                 0.00           (1.02)             (1.02)
Year Ended 7/31/2006                                 0.00           (0.75)             (0.75)
Year Ended 7/31/2005                                 0.00           (0.25)             (0.25)
CLASS R
Year Ended 7/31/2009                                (0.18)          (0.09)             (0.27)
Year Ended 7/31/2008                                 0.00           (2.36)             (2.36)
Year Ended 7/31/2007                                (0.05)          (1.02)             (1.07)
Year Ended 7/31/2006 (a)                             0.00           (0.75)             (0.75)
CLASS W
Year Ended 7/31/2009 (a)                             0.00            0.00               0.00
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/2009                                 0.00            0.00               0.00
Year Ended 7/31/2008                                 0.00           (0.40)             (0.40)
Year Ended 7/31/2007                                 0.00            0.00               0.00
Year Ended 7/31/2006 (a)                             0.00            0.00               0.00
CLASS C
Year Ended 7/31/2009                                 0.00            0.00               0.00
Year Ended 7/31/2008                                 0.00           (0.40)             (0.40)
Year Ended 7/31/2007                                 0.00            0.00               0.00
Year Ended 7/31/2006 (a)                             0.00            0.00               0.00

(a) The Henderson International Opportunities Fund Class R and Class W shares commenced operations on September 30, 2005 and March 31, 2009, respectively. The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d) Total returns include the $0.03 impact from payment by affiliates. Absent this payment, results would have been lower.

(*)   Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

                                                                                 NET ASSET                       NET ASSETS,
                                                                 PAYMENT          VALUE,                            END OF
                                                REDEMPTION          BY            END OF           TOTAL           PERIOD
                                                   FEES         AFFILIATES      THE PERIOD       RETURN (c)         (000)
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2009                                0.00*          0.00         $    18.87        (12.86)%       $ 2,036,371
Year Ended 7/31/2008                                0.00*          0.00              22.11        (10.54)          2,811,488
Year Ended 7/31/2007                                0.00           0.00              26.91         30.69           2,166,598
Year Ended 7/31/2006                                0.00           0.00              21.52         25.98           1,007,241
Year Ended 7/31/2005                                0.00           0.00              17.77         20.77             332,370
CLASS B
Year Ended 7/31/2009                                0.00*          0.00         $    17.92        (13.55)%       $    91,697
Year Ended 7/31/2008                                0.00*          0.00              21.00        (11.20)            126,231
Year Ended 7/31/2007                                0.00           0.00              25.85         29.75             130,558
Year Ended 7/31/2006                                0.00           0.00              20.82         24.97              77,695
Year Ended 7/31/2005                                0.00           0.00              17.35         19.87              37,291
CLASS C
Year Ended 7/31/2009                                0.00*          0.00         $    17.91        (13.55)%       $   713,020
Year Ended 7/31/2008                                0.00*          0.00              20.99        (11.17)          1,155,137
Year Ended 7/31/2007                                0.00           0.00              25.83         29.72           1,073,481
Year Ended 7/31/2006                                0.00           0.00              20.81         25.06             497,402
Year Ended 7/31/2005                                0.00           0.00              17.33         19.90             161,712
CLASS R
Year Ended 7/31/2009                                0.00*          0.00         $    18.70        (13.10)%       $     3,093
Year Ended 7/31/2008                                0.00*          0.00              21.94        (10.75)              2,053
Year Ended 7/31/2007                                0.00           0.00              26.78         30.52                 903
Year Ended 7/31/2006 (a)                            0.00           0.00              21.46         17.07                 131
CLASS W
Year Ended 7/31/2009 (a)                            0.00*          0.00         $    18.89         35.32%        $    86,447
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/2009                                0.00*          0.00         $     7.03         (9.29)%       $    18,031
Year Ended 7/31/2008                                0.00*          0.03               7.75        (20.25)(d)          32,021
Year Ended 7/31/2007                                0.00           0.00              10.13          4.97              61,316
Year Ended 7/31/2006 (a)                            0.00           0.00               9.65         (3.50)             39,381
CLASS C
Year Ended 7/31/2009                                0.00*          0.00         $     6.84        (10.00)%       $    12,632
Year Ended 7/31/2008                                0.00*          0.03               7.60        (20.97)(d)          19,920
Year Ended 7/31/2007                                0.00           0.00              10.03          4.26              36,496
Year Ended 7/31/2006 (a)                            0.00           0.00               9.62         (3.80)             18,508

                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                -----------------------------------------------------------------------

                                                                                     ANNUALIZED RATIO OF
                                                 ANNUALIZED        ANNUALIZED        OPERATING EXPENSES
                                                  RATIO OF          RATIO OF            TO AVERAGE NET
                                                 OPERATING       NET INVESTMENT         ASSETS WITHOUT
                                                EXPENSES TO      INCOME/(LOSS)          WAIVERS AND/OR        PORTFOLIO
                                                  AVERAGE          TO AVERAGE              EXPENSES           TURNOVER
                                                 NET ASSETS        NET ASSETS             REIMBURSED            RATE
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2009                                1.61%              1.52%                 1.61%                66%
Year Ended 7/31/2008                                1.45               0.75                  1.45                 83
Year Ended 7/31/2007                                1.56               0.07                  1.56                 79
Year Ended 7/31/2006                                1.66               0.68                  1.66                100
Year Ended 7/31/2005                                2.00              (0.01)                 1.84                 79
CLASS B
Year Ended 7/31/2009                                2.36%              0.77%                 2.36%                66%
Year Ended 7/31/2008                                2.20              (0.08)                 2.20                 83
Year Ended 7/31/2007                                2.31              (0.71)                 2.31                 79
Year Ended 7/31/2006                                2.41              (0.16)                 2.41                100
Year Ended 7/31/2005                                2.75              (0.84)                 2.59                 79
CLASS C
Year Ended 7/31/2009                                2.36%              0.78%                 2.36%                66%
Year Ended 7/31/2008                                2.20              (0.06)                 2.20                 83
Year Ended 7/31/2007                                2.31              (0.67)                 2.31                 79
Year Ended 7/31/2006                                2.41              (0.05)                 2.41                100
Year Ended 7/31/2005                                2.75              (0.80)                 2.59                 79
CLASS R
Year Ended 7/31/2009                                1.86%              1.18%                 1.86%                66%
Year Ended 7/31/2008                                1.70               0.61                  1.70                 83
Year Ended 7/31/2007                                1.81               0.04                  1.81                 79
Year Ended 7/31/2006 (a)                            1.91               0.54                  1.91                100
CLASS W
Year Ended 7/31/2009 (a)                            1.43%              1.98%                 1.43%                66%
JAPAN-ASIA FOCUS
CLASS A
Year Ended 7/31/2009                                1.97%              0.31%                 2.13%                68%
Year Ended 7/31/2008                                1.75               0.12                  1.75                 68
Year Ended 7/31/2007                                1.84              (0.47)                 1.83                 61
Year Ended 7/31/2006 (a)                            2.00              (0.63)                 2.40                 29
CLASS C
Year Ended 7/31/2009                                2.72%             (0.39)%                2.88%                68%
Year Ended 7/31/2008                                2.50              (0.71)                 2.50                 68
Year Ended 7/31/2007                                2.59              (1.23)                 2.58                 61
Year Ended 7/31/2006 (a)                            2.75              (1.37)                 3.15                 29

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                     FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                                --------------------------------------------------------------

                                                                                     NET
                                                NET ASSET          NET           REALIZED AND          TOTAL
                                                 VALUE,        INVESTMENT      UNREALIZED GAIN         FROM
                                                BEGINNING        INCOME           (LOSS) ON         INVESTMENT
                                                OF PERIOD      (LOSS) (a)        INVESTMENTS        OPERATIONS
---------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/2009                            $    9.45         0.63              (1.78)            (1.15)
Year Ended 7/31/2008                                10.87         0.71              (1.37)            (0.66)
Year Ended 7/31/2007                                10.78         0.66               0.08              0.74
Year Ended 7/31/2006                                11.03         0.71              (0.22)             0.49
Year Ended 7/31/2005                                10.73         0.66               0.40              1.06
CLASS B
Year Ended 7/31/2009                            $    9.44         0.56              (1.75)            (1.19)
Year Ended 7/31/2008                                10.84         0.64              (1.36)            (0.72)
Year Ended 7/31/2007                                10.76         0.57               0.07              0.64
Year Ended 7/31/2006                                11.00         0.62              (0.20)             0.42
Year Ended 7/31/2005                                10.72         0.58               0.38              0.96
CLASS C
Year Ended 7/31/2009                            $    9.45         0.57              (1.79)            (1.22)
Year Ended 7/31/2008                                10.86         0.64              (1.37)            (0.73)
Year Ended 7/31/2007                                10.78         0.57               0.07              0.64
Year Ended 7/31/2006                                11.02         0.63              (0.21)             0.42
Year Ended 7/31/2005                                10.73         0.58               0.39              0.97

                                                              LESS DISTRIBUTIONS:
                                                -----------------------------------------------

                                                DIVIDENDS      DISTRIBUTIONS
                                                   FROM          FROM NET
                                                   NET           REALIZED
                                                INVESTMENT        CAPITAL             TOTAL
                                                  INCOME           GAINS          DISTRIBUTIONS
------------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/2009                               (0.70)            0.00            (0.70)
Year Ended 7/31/2008                               (0.76)            0.00            (0.76)
Year Ended 7/31/2007                               (0.65)            0.00            (0.65)
Year Ended 7/31/2006                               (0.74)            0.00            (0.74)
Year Ended 7/31/2005                               (0.72)           (0.04)           (0.76)
CLASS B
Year Ended 7/31/2009                               (0.64)            0.00            (0.64)
Year Ended 7/31/2008                               (0.68)            0.00            (0.68)
Year Ended 7/31/2007                               (0.56)            0.00            (0.56)
Year Ended 7/31/2006                               (0.66)            0.00            (0.66)
Year Ended 7/31/2005                               (0.64)           (0.04)           (0.68)
CLASS C
Year Ended 7/31/2009                               (0.64)            0.00            (0.64)
Year Ended 7/31/2008                               (0.68)            0.00            (0.68)
Year Ended 7/31/2007                               (0.56)            0.00            (0.56)
Year Ended 7/31/2006                               (0.66)            0.00            (0.66)
Year Ended 7/31/2005                               (0.64)           (0.04)           (0.68)

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(*)   Amount represents less than $0.01.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                                      FINANCIAL HIGHLIGHTS

                                                          NET ASSET
                                                            VALUE,
                                         REDEMPTION         END OF           TOTAL
                                            FEES          THE PERIOD       RETURN (b)
--------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/2009                        0.00*         $     7.60         (10.71)%
Year Ended 7/31/2008                        0.00*               9.45          (6.47)
Year Ended 7/31/2007                        0.00               10.87           6.71
Year Ended 7/31/2006                        0.00               10.78           4.70
Year Ended 7/31/2005                        0.00               11.03          10.07
CLASS B
Year Ended 7/31/2009                        0.00*         $     7.61         (11.23)%
Year Ended 7/31/2008                        0.00*               9.44          (7.00)
Year Ended 7/31/2007                        0.00               10.84           5.93
Year Ended 7/31/2006                        0.00               10.76           3.93
Year Ended 7/31/2005                        0.00               11.00           9.07
CLASS C
Year Ended 7/31/2009                        0.00*         $     7.59         (11.55)%
Year Ended 7/31/2008                        0.00*               9.45          (7.09)
Year Ended 7/31/2007                        0.00               10.86           5.92
Year Ended 7/31/2006                        0.00               10.78           3.92
Year Ended 7/31/2005                        0.00               11.02           9.16

                                                                       RATIOS TO AVERAGE NET ASSETS:
                                         ----------------------------------------------------------------------------------------
                                                                                              ANNUALIZED RATIO OF
                                                          ANNUALIZED         ANNUALIZED        OPERATING EXPENSES
                                                           RATIO OF           RATIO OF           TO AVERAGE NET
                                         NET ASSETS,       OPERATING       NET INVESTMENT        ASSETS WITHOUT
                                            END OF        EXPENSES TO       INCOME/(LOSS)        WAIVERS AND/OR        PORTFOLIO
                                            PERIOD          AVERAGE          TO AVERAGE             EXPENSES           TURNOVER
                                            (000)         NET ASSETS         NET ASSETS            REIMBURSED            RATE
---------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME
CLASS A
Year Ended 7/31/2009                     $    28,905        1.30%                8.69%                1.62%                53%
Year Ended 7/31/2008                          64,687        1.30                 6.87                 1.45                 41
Year Ended 7/31/2007                          39,470        1.30                 5.89                 1.77                 73
Year Ended 7/31/2006                          17,927        1.30                 6.61                 1.93                161
Year Ended 7/31/2005                          16,375        1.30                 5.98                 2.08                137
CLASS B
Year Ended 7/31/2009                     $     6,325        2.05%                8.02%                2.37%                53%
Year Ended 7/31/2008                           5,789        2.05                 6.13                 2.20                 41
Year Ended 7/31/2007                           5,003        2.05                 5.17                 2.52                 73
Year Ended 7/31/2006                           5,210        2.05                 5.77                 2.68                161
Year Ended 7/31/2005                           4,751        2.05                 5.23                 2.83                137
CLASS C
Year Ended 7/31/2009                     $    28,513        2.05%                7.96%                2.37%                53%
Year Ended 7/31/2008                          62,906        2.05                 6.17                 2.20                 41
Year Ended 7/31/2007                          29,752        2.05                 5.11                 2.52                 73
Year Ended 7/31/2006                          13,150        2.05                 5.78                 2.68                161
Year Ended 7/31/2005                          13,580        2.05                 5.23                 2.83                137

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among eleven series. Three series of the Trust, Henderson Global Real Estate Equities Fund, Henderson International Equity Fund and Henderson Money Market Fund, are not included in this report because their fiscal year end is December 31. Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Opportunities Fund ("Global Opportunities"), Henderson Global Technology Fund ("Global Technology"), Henderson Industries of the Future Fund ("Industries of the Future"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Japan-Asia Focus Fund ("Japan-Asia Focus") and Henderson Worldwide Income Fund ("Worldwide Income"), collectively, (the "Funds") are each a separate series of the Trust. Each Fund except Global Equity Income, Global Opportunities and Industries of the Future is diversified. Each of the Funds except Global Equity Income, Global Opportunities, Industries of the Future and Japan-Asia Focus, offer Class A shares, Class B shares and Class C shares. Global Equity Income offers Class A shares, Class C shares and Class W Shares. Global Opportunities, Industries of the Future and Japan-Asia Focus offer Class A shares and Class C shares. European Focus, Global Technology and International Opportunities also offer Class W shares which are not subject to a front-end or contingent deferred sales charge. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

transaction to an independent buyer in the principal or most advantageous market of the investment.

In addition, effective June 30, 2009, the Fund adopted FASB Staff position ("FSP") No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP No. 157-4"). FSP No. 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased.

Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

      o     Level 1 - quoted prices in active markets for identical investments

      o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

      o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's investments carried at value:

EUROPEAN FOCUS
--------------------------------------------------------------------------------

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   Australia                                              $     33,737,972        $        --       $         --     $   33,737,972
   Canada                                                       10,494,049                 --                 --         10,494,049
   Cyprus                                                               --          2,210,000                 --          2,210,000
   Denmark                                                       4,856,738                 --                 --          4,856,738
   Finland                                                       7,308,765                 --                 --          7,308,765
   France                                                       36,570,509                 --                 --         36,570,509
   Germany                                                      14,364,328                 --                 --         14,364,328
   Greece                                                        4,066,100                 --                 --          4,066,100
   Ireland                                                       8,312,325                 --                 --          8,312,325
   Italy                                                        10,249,470                 --                 --         10,249,470
   Kazakhstan                                                   20,042,091                 --                 --         20,042,091
   Luxembourg                                                   15,017,740                 --                 --         15,017,740
   Netherlands                                                  22,349,825                 --                 --         22,349,825
   Portugal                                                      7,294,887                 --                 --          7,294,887
   Russia                                                       10,325,000                 --                 --         10,325,000
   Spain                                                         2,261,655                 --                 --          2,261,655
   Switzerland                                                  57,672,749                 --                 --         57,672,749
   United Arab Emirates                                         11,422,216                 --                 --         11,422,216
   United Kingdom                                              141,620,364                 --                 --        141,620,364
   United States                                                 8,882,500                 --                 --          8,882,500
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                             426,849,283          2,210,000                 --        429,059,283
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock
   Germany                                                       4,805,643                 --                 --          4,805,643
------------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stock                                            4,805,643                 --                 --          4,805,643
------------------------------------------------------------------------------------------------------------------------------------
Rights
   Germany                                                         285,096                 --                 --            285,096
------------------------------------------------------------------------------------------------------------------------------------
Total Rights                                                       285,096                 --                 --            285,096
------------------------------------------------------------------------------------------------------------------------------------
REITS
   United Kingdom                                                7,204,583                 --                 --          7,204,583
------------------------------------------------------------------------------------------------------------------------------------
Total REITS                                                      7,204,583                 --                 --          7,204,583
------------------------------------------------------------------------------------------------------------------------------------
Short Term Investment                                           23,544,003                 --                 --         23,544,003
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                              462,688,608          2,210,000                 --        464,898,608
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $    462,688,608     $    2,210,000       $         --     $  464,898,608
------------------------------------------------------------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                                                          ENDING
                                                                                                                         UNREALIZED
                                                                                                                        APPRECIATION
                                                                                                                      (DEPRECIATION)
                                                                                                                           FROM
                                                             CHANGE IN                       NET       NET    BALANCE   INVESTMENTS
                      BALANCE AS OF  ACCRUED                 UNREALIZED                   TRANSFERS TRANSFERS  AS OF      HELD AT
INVESTMENTS IN          AUGUST 1,   DISCOUNTS/   REALIZED   APPRECIATION     NET     NET    IN TO    OUT OF   JULY 31,    JULY 31,
SECURITIES                2008      PREMIUMS   GAIN/(LOSS) (DEPRECIATION) PURCHASES SALES  LEVEL 3   LEVEL 3    2009        2009
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   Netherlands Amtel
     Vredestein N.V.  $     663,843 $       -- $        -- $    (663,843) $      -- $  -- $      -- $      -- $     -- $ (4,563,922)
------------------------------------------------------------------------------------------------------------------------------------
       Total          $     663,843 $       -- $        -- $    (663,843) $      -- $  -- $      -- $      -- $     -- $ (4,563,922)
====================================================================================================================================

GLOBAL EQUITY INCOME
--------------------------------------------------------------------------------

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   China                                                  $     16,822,305        $        --       $         --     $   16,822,305
   Cyprus                                                        5,306,029                 --                 --          5,306,029
   Czech Republic                                                5,582,838                 --                 --          5,582,838
   France                                                       29,481,601                 --                 --         29,481,601
   Germany                                                       2,283,892                 --                 --          2,283,892
   Greece                                                        4,380,212                 --                 --          4,380,212
   Italy                                                        18,096,648                 --                 --         18,096,648
   Japan                                                         4,435,149                 --                 --          4,435,149
   Netherlands                                                  10,024,957                 --                 --         10,024,957
   Singapore                                                     8,971,268                 --                 --          8,971,268
   Spain                                                         8,769,007                 --                 --          8,769,007
   Taiwan                                                       28,770,354                 --                 --         28,770,354
   United Kingdom                                              133,354,800                 --                 --        133,354,800
   United States                                                47,998,905                 --                 --         47,998,905
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                             324,277,965                 --                 --        324,277,965
------------------------------------------------------------------------------------------------------------------------------------
REITS
   France                                                          502,585                 --                 --            502,585
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                              324,780,550                 --                 --        324,780,550
------------------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments *                                           --           (886,068)                --           (886,068)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $    324,780,550        $  (886,068)      $         --     $  323,894,482
------------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.
                                                                              71

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                                                           ENDING
                                                                                                                        UNREALIZED
                                                                                                                       APPRECIATION
                                                                                                                      (DEPRECIATION)
                                                                                                                           FROM
                                                       CHANGE IN                             NET       NET    BALANCE  INVESTMENTS
                BALANCE AS OF  ACCRUED                 UNREALIZED                         TRANSFERS TRANSFERS  AS OF      HELD AT
INVESTMENTS IN     AUGUST 1,  DISCOUNTS/  REALIZED    APPRECIATION     NET        NET        IN TO   OUT OF   JULY 31,    JULY 31,
SECURITIES           2008      PREMIUMS  GAIN/(LOSS) (DEPRECIATION) PURCHASES    SALES      LEVEL 3  LEVEL 3   2009        2009
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   Hong Kong
     PCCW, Ltd. $   6,940,169 $       -- $(1,732,666) $    211,946  $      -- $(5,419,449) $     -- $      -- $     -- $         --
Warrants
Bahrain
  Gulf Finance
    Promissory
       Note     $     778,342 $       -- $  (638,833) $         80  $      -- $  (139,589) $     -- $      -- $     -- $         --
------------------------------------------------------------------------------------------------------------------------------------
         Total  $   7,718,511 $       -- $(2,371,499) $    212,026  $      -- $(5,559,038) $     -- $      -- $     -- $         --
====================================================================================================================================

GLOBAL OPPORTUNITIES
--------------------------------------------------------------------------------

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   Belgium                                                $        202,239        $        --       $         --     $      202,239
   Brazil                                                          559,857                 --                 --            559,857
   Canada                                                          412,374                 --                 --            412,374
   China                                                           481,074                 --                 --            481,074
   France                                                          108,611                 --                 --            108,611
   Germany                                                         180,091                 --                 --            180,091
   Hong Kong                                                       210,715                 --                 --            210,715
   Ireland                                                         274,123                 --                 --            274,123
   Italy                                                           131,829                 --                 --            131,829
   Japan                                                           671,429                 --                 --            671,429
   Netherlands                                                     119,767                 --                 --            119,767
   Singapore                                                     1,383,577                 --                 --          1,383,577
   Spain                                                           167,057                 --                 --            167,057
   Switzerland                                                     974,816                 --                 --            974,816
   Taiwan                                                          315,886                 --                 --            315,886
   United Kingdom                                                1,347,242                 --                 --          1,347,242
   United States                                                 5,191,145                 --                 --          5,191,145
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                              12,731,832                 --                 --         12,731,832
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock
   Germany                                                         282,471                 --                 --            282,471
------------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stock                                              282,471                 --                 --            282,471
------------------------------------------------------------------------------------------------------------------------------------
Short Term Investment                                              324,329                 --                 --            324,329
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                               13,338,632                 --                 --         13,338,632
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $     13,338,632        $        --       $         --     $   13,338,632
------------------------------------------------------------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

GLOBAL TECHNOLOGY
--------------------------------------------------------------------------------

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   China                                                  $     13,423,097        $        --       $         --     $   13,423,097
   France                                                        1,725,737                 --                 --          1,725,737
   Germany                                                       1,888,544                 --                 --          1,888,544
   Japan                                                         1,703,746                 --                 --          1,703,746
   Korea                                                         5,479,689                 --                 --          5,479,689
   Switzerland                                                   1,406,134                 --                 --          1,406,134
   Taiwan                                                       11,553,738                 --                 --         11,553,738
   United Kingdom                                                3,497,476                 --                 --          3,497,476
   United States                                                70,508,785                 --                 --         70,508,785
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                             111,186,946                 --                 --        111,186,946
------------------------------------------------------------------------------------------------------------------------------------
Short Term Investment                                            4,458,772                 --                 --          4,458,772
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                              115,645,718                 --                 --        115,645,718
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $    115,645,718        $        --       $         --     $  115,645,718
------------------------------------------------------------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

INDUSTRIES OF THE FUTURE
--------------------------------------------------------------------------------

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   Australia                                              $          9,654        $        --       $         --     $        9,654
   Austria                                                          14,786                 --                 --             14,786
   Canada                                                           14,861                 --                 --             14,861
   China                                                             8,508                 --                 --              8,508
   Denmark                                                           5,846                 --                 --              5,846
   France                                                           59,176                 --                 --             59,176
   Germany                                                          28,530                 --                 --             28,530
   Hong Kong                                                        11,048                 --                 --             11,048
   Ireland                                                          15,795                 --                 --             15,795
   Italy                                                            25,264                 --                 --             25,264
   Japan                                                            66,351                 --                 --             66,351
   Korea                                                             5,065                 --                 --              5,065
   Netherlands                                                      26,345                 --                 --             26,345
   Norway                                                            4,425                 --                 --              4,425
   Singapore                                                        12,924                 --                 --             12,924
   Spain                                                            10,400                 --                 --             10,400
   Sweden                                                           10,013                 --                 --             10,013
   Switzerland                                                      26,759                 --                 --             26,759
   United Kingdom                                                   72,580                 --                 --             72,580
   United States                                                   460,066                 --                 --            460,066
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                                 888,396                 --                 --            888,396
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock
   Germany                                                          13,891                 --                 --             13,891
------------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stock                                               13,891                 --                 --             13,891
------------------------------------------------------------------------------------------------------------------------------------
Warrants
   United Kingdom                                                       --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total Warrants                                                          --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Short Term Investment                                               28,541                 --                 --             28,541
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                  930,828                 --                 --            930,828
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $        930,828        $        --       $         --     $      930,828
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          ENDING
                                                                                                                        UNREALIZED
                                                                                                                       APPRECIATION
                                                                                                                      (DEPRECIATION)
                                                                                                                           FROM
                                                       CHANGE IN                             NET       NET     BALANCE   INVESTMENTS
                BALANCE AS OF  ACCRUED                 UNREALIZED                         TRANSFERS TRANSFERS   AS OF     HELD AT
INVESTMENTS IN    AUGUST 1,   DISCOUNTS/   REALIZED   APPRECIATION     NET        NET       IN TO     OUT OF   JULY 31,   JULY 31,
SECURITIES          2008      PREMIUMS   GAIN/(LOSS) (DEPRECIATION) PURCHASES    SALES     LEVEL 3   LEVEL 3    2009       2009
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
 Polyfuel, Inc. $          -- $       -- $        --  $         --  $      --  $       -- $      -- $      -- $     -- $       (548)
------------------------------------------------------------------------------------------------------------------------------------
   Total        $          -- $       -- $        --  $         --  $      --  $       -- $      -- $      -- $     -- $       (548)
====================================================================================================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL OPPORTUNITIES
--------------------------------------------------------------------------------

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   Australia                                              $     31,737,177        $        --       $         --    $    31,737,177
   China                                                       185,311,538                 --                 --        185,311,538
   Finland                                                     113,885,877                 --                 --        113,885,877
   France                                                      366,759,689                 --                 --        366,759,689
   Germany                                                      63,379,088                 --                 --         63,379,088
   Hong Kong                                                   114,065,850                 --                 --        114,065,850
   India                                                        39,085,714                 --                 --         39,085,714
   Ireland                                                      67,387,159                 --                 --         67,387,159
   Japan                                                       549,759,879                 --                 --        549,759,879
   Luxembourg                                                   48,045,059                 --                 --         48,045,059
   Netherlands                                                  80,764,623                 --                 --         80,764,623
   Russia                                                       49,205,543                 --                 --         49,205,543
   Singapore                                                    99,624,973                 --                 --         99,624,973
   Spain                                                        66,988,047                 --                 --         66,988,047
   Switzerland                                                 333,554,752                 --                 --        333,554,752
   Taiwan                                                        9,527,065                 --                 --          9,527,065
   United Kingdom                                              363,327,295                 --                 --        363,327,295
   United States                                                59,557,432                 --                 --         59,557,432
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                           2,641,966,760                 --                 --      2,641,966,760
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock
   Germany                                                      75,255,343                 --                 --         75,255,343
------------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stock                                           75,255,343                 --                 --         75,255,343
------------------------------------------------------------------------------------------------------------------------------------
Short Term Investments                                         178,283,324                 --                 --        178,283,324
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                            2,895,505,427                 --                 --      2,895,505,427
------------------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments *                                           --         (1,397,208)                --         (1,397,208)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $  2,895,505,427        $(1,397,208)      $         --    $ 2,894,108,219
------------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                                                          ENDING
                                                                                                                        UNREALIZED
                                                                                                                       APPRECIATION
                                                                                                                      (DEPRECIATION)
                                                                                                                           FROM
                                                       CHANGE IN                             NET       NET     BALANCE   INVESTMENTS
                BALANCE AS OF  ACCRUED                 UNREALIZED                         TRANSFERS TRANSFERS   AS OF     HELD AT
INVESTMENTS IN    AUGUST 1,   DISCOUNTS/   REALIZED   APPRECIATION     NET        NET       IN TO     OUT OF   JULY 31,   JULY 31,
SECURITIES          2008      PREMIUMS   GAIN/(LOSS) (DEPRECIATION) PURCHASES    SALES     LEVEL 3   LEVEL 3    2009       2009
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
 Hong Kong
  Neo China
  Group
   (Holdings),
     Ltd.       $   4,006,737 $      -- $(10,970,674) $  8,016,291  $      -- $(1,052,354) $     -- $      -- $     -- $         --
------------------------------------------------------------------------------------------------------------------------------------
      Total     $   4,006,737 $      -- $(10,970,674) $  8,016,291  $      -- $(1,052,354) $     -- $      -- $     -- $         --
====================================================================================================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

JAPAN-ASIA FOCUS
--------------------------------------------------------------------------------

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
   Hong Kong                                              $      1,579,858        $        --       $         --     $     1,579,858
   Japan                                                        28,026,886                 --                 --          28,026,886
   Singapore                                                       824,612                 --                 --             824,612
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock                                              30,431,356                 --                 --          30,431,356
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                               30,431,356                 --                 --          30,431,356
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $     30,431,356        $        --       $         --     $    30,431,356
------------------------------------------------------------------------------------------------------------------------------------

WORLDWIDE INCOME

                                                             QUOTED PRICES        SIGNIFICANT
                                                                 IN ACTIVE              OTHER        SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE       UNOBSERVABLE
                                                          IDENTICAL ASSETS             INPUTS             INPUTS
DESCRIPTION                                                       (LEVEL 1)          (LEVEL 2)          (LEVEL 3)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
   Canada                                                 $             --        $ 1,297,022       $         --     $    1,297,022
   Denmark                                                              --          1,625,910                 --          1,625,910
   France                                                               --          3,763,082                 --          3,763,082
   Germany                                                              --          4,597,710                 --          4,597,710
   Ireland                                                              --            834,085                 --            834,085
   Italy                                                                --          2,903,205                 --          2,903,205
   Luxembourg                                                           --          2,908,593                 --          2,908,593
   Netherlands                                                          --          3,206,502            360,000          3,566,502
   Norway                                                               --          2,100,179                 --          2,100,179
   United Kingdom                                                       --         17,655,440                 --         17,655,440
   United States                                                        --         15,385,447                 --         15,385,447
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds                                                   --         56,277,175            360,000         56,637,175
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations United                               --          1,474,063                 --          1,474,063
   States
------------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations                                --          1,474,063                 --          1,474,063
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock
   United States                                                   420,000                 --                 --            420,000
------------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stock                                              420,000                 --                 --            420,000
------------------------------------------------------------------------------------------------------------------------------------
Short Term Investment                                            4,300,162                 --                 --          4,300,162
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                4,720,162         57,751,238            360,000         62,831,400
------------------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments *                                           --           (184,944)                --           (184,944)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $      4,720,162        $57,566,294       $    360,000     $   62,646,456
------------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                                                          ENDING
                                                                                                                        UNREALIZED
                                                                                                                       APPRECIATION
                                                                                                                      (DEPRECIATION)
                                                                                                                           FROM
                   BALANCE                           CHANGE IN                           NET        NET      BALANCE   INVESTMENTS
                   AS OF     ACCRUED                 UNREALIZED                       TRANSFERS  TRANSFERS    AS OF       HELD AT
INVESTMENTS IN    AUGUST 1, DISCOUNTS/   REALIZED   APPRECIATION     NET      NET       IN TO      OUT OF    JULY 31,     JULY 31,
SECURITIES          2008    PREMIUMS   GAIN/(LOSS) (DEPRECIATION) PURCHASES  SALES     LEVEL 3    LEVEL 3      2009        2009
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
 Netherlands
  Arran
  Corporate
  Loans B.V.,
  Class E3      $ 1,326,600 $   2,748  $        --  $   (969,348) $      -- $    --  $       -- $        --  $360,000 $  (3,023,028)
------------------------------------------------------------------------------------------------------------------------------------
United States
 HCA, Inc.      $ 3,218,018 $      --  $    (7,646) $ (1,001,170) $      -- $(9,766) $       -- $(2,207,082) $     -- $          --
 Lehman
  Brothers
  UK Capital
  Funding
  IV LP         $        -- $  (1,087) $        --  $ (1,876,583) $      -- $    --  $1,877,670 $        --  $     -- $  (1,579,304)
------------------------------------------------------------------------------------------------------------------------------------
    Total       $ 4,544,618 $   1,661  $    (7,646) $ (3,847,101) $      -- $(9,766) $1,877,670 $(2,207,082) $360,000 $  (4,602,332)
====================================================================================================================================

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at July 31, 2009 which are included in the Statement of Assets and Liabilities:

                                             LOCAL                   UNREALIZED
                           VALUE            AMOUNT       CURRENT   APPRECIATION
                            DATE            (000'S)        VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
GLOBAL EQUITY INCOME
--------------------------------------------------------------------------------
British Pound Short      10/9/09   $     18,500,00  $ 30,899,173  $    (886,068)
================================================================================
INTERNATIONAL OPPORTUNITIES
--------------------------------------------------------------------------------
Japanese Yen Short       8/17/09   $ 4,621,250,000  $ 48,843,307  $  (1,397,208)
================================================================================
WORLDWIDE INCOME
--------------------------------------------------------------------------------
British Pound Short      8/26/09   $     5,710,628  $  9,538,833  $    (122,008)
--------------------------------------------------------------------------------
Euro Short               8/26/09        14,907,940    21,249,335        (64,705)
--------------------------------------------------------------------------------
Euro Short               8/26/09         1,500,000     2,138,055          1,769
================================================================================

The Fund adopted FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how an entity uses derivatives instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect the Fund's financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing at period end and the affect of using derivatives during the reporting period. The following is a summary of realized gains/losses and change in unrealized gain/loss incurred on forward foreign currency contracts during the year ended July 31, 2009 which are included in the Statement of Operations:

EUROPEAN FOCUS

                                                                      CHANGE IN
                                                        REALIZED     UNREALIZED
CURRENCY                                                    GAIN      GAIN/LOSS
--------------------------------------------------------------------------------
British Pound                                       $ 17,324,927  $    (205,416)
--------------------------------------------------------------------------------
Euro                                                  24,905,553     (2,028,248)
================================================================================
GLOBAL EQUITY INCOME

                                                                      CHANGE IN
                                                        REALIZED     UNREALIZED
CURRENCY                                                    GAIN      GAIN/LOSS
--------------------------------------------------------------------------------
Australian Dollar                                        $60,020             --
--------------------------------------------------------------------------------
British Pound                                         14,554,852  $    (285,333)
================================================================================
GLOBAL OPPORTUNITIES

                                                                      CHANGE IN
                                                        REALIZED     UNREALIZED
CURRENCY                                                    GAIN      GAIN/LOSS
--------------------------------------------------------------------------------
British Pound                                       $    179,269  $      (1,917)
--------------------------------------------------------------------------------
Euro                                                     264,870        (19,301)
================================================================================
INTERNATIONAL OPPORTUNITIES

                                                                      CHANGE IN
                                                        REALIZED     UNREALIZED
CURRENCY                                                    GAIN      GAIN/LOSS
--------------------------------------------------------------------------------
British Pound                                       $ 20,789,913  $    (246,499)
--------------------------------------------------------------------------------
Euro                                                  53,777,748     (4,664,972)
--------------------------------------------------------------------------------
Japanese Yen                                           2,605,481     (1,397,208)
================================================================================
WORLDWIDE INCOME

                                                                      CHANGE IN
                                                        REALIZED     UNREALIZED
CURRENCY                                                    GAIN      GAIN/LOSS
--------------------------------------------------------------------------------
British Pound                                       $  2,772,872  $    (234,739)
--------------------------------------------------------------------------------
Euro                                                   5,494,039       (503,184)
================================================================================

For the year ended July 31, 2009 Global Technology, Industries of the Future and Japan-Asia Focus did not invest in derivative instruments or engage in related hedging activities.

SECURITIES LOANS

The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the year ended July 31, 2009, the Funds had no transactions in securities lending.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Industries of the Future have been deferred in conformity with United States generally accepted accounting principals and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2009 the Fund's had the following capital loss carryforwards:

                                         EXPIRING           EXPIRING           EXPIRING           EXPIRING
                                               ON                 ON                 ON                 ON
                                         JULY 31,           JULY 31,           JULY 31,           JULY 31,
                                             2014               2015               2016               2017
----------------------------------------------------------------------------------------------------------
European
   Focus                                       --                 --                 --     $   25,892,112
Global
   Equity
   Income                                      --                 --     $      506,123         40,759,829
Global
   Opportunities                               --                 --                 --          3,540,733
Global
   Technology                                  --                 --                 --         53,129,957
Industries of the Future                       --                 --                 --              4,319
International
   Opportunities                               --                 --                 --        185,918,664
Japan-Asia
   Focus                                       --                 --            949,426          8,809,249
Worldwide
   Income                          $      341,836     $      207,447            477,632          1,001,344
==========================================================================================================

At July 31, 2009, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                                               CURRENCY LOSS       CAPITAL LOSS
                                                    DEFERRED           DEFERRED
--------------------------------------------------------------------------------
European Focus                                            --       $ 238,675,606
Global Equity Income                                      --          78,064,857
Global Opportunities                           $      32,966           4,621,040
Global Technology                                    214,594          28,988,281
Industries of the Future                                  --              61,396
International Opportunities                               --         736,831,183
Japan-Asia Focus                                          --          17,007,049
Worldwide Income                                   3,302,043          30,725,721
================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2009, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

                                                    ACCUMULATED
                                                  UNDISTRIBUTED
                                                            NET     ACCUMULATED
                                       PAID-IN       INVESTMENT    NET REALIZED
                                       CAPITAL     INCOME/(LOSS)     GAIN/(LOSS)
--------------------------------------------------------------------------------
European
Focus                               $  (43,781)   $   1,941,406    $ (1,897,625)
--------------------------------------------------------------------------------
Global
Equity Income                            9,262         (199,804)        190,542
--------------------------------------------------------------------------------
Global
Opportunities                          (16,551)         (29,577)         46,128
--------------------------------------------------------------------------------
Global
Technology                          (1,494,204)       1,148,300         345,904
--------------------------------------------------------------------------------
Industries of
the Future                             (54,397)          53,599             798
--------------------------------------------------------------------------------
International
Opportunities                          (84,003)      (3,534,775)      3,618,778
--------------------------------------------------------------------------------
Japan-Asia
Focus                                 (122,369)         113,605           8,764
--------------------------------------------------------------------------------
Worldwide
Income                                 (24,448)      (3,018,626)      3,043,074
================================================================================

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and PFIC transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the year ended July 31, 2008 and July 31, 2009 were as follows:

                                                      LONG-TERM
YEAR ENDED                            ORDINARY          CAPITAL      TAX RETURN
JULY 31, 2008                           INCOME            GAINS      OF CAPITAL
--------------------------------------------------------------------------------
European
Focus                             $ 92,199,201    $  62,200,501              --
Global Equity                       24,187,756               --              --
Global
Opportunities                          131,992               --              --
Global
Technology                             875,260        2,017,033    $  1,374,433
International
Opportunities                      272,640,686       78,060,069              --
Japan-Asia
Focus                                1,865,937        1,538,574              --
Worldwide
Income                               8,999,619               --              --
================================================================================

                                                     LONG-TERM
YEAR ENDED                            ORDINARY         CAPITAL        TAX RETURN
JULY 31, 2009                           INCOME           GAINS        OF CAPITAL
--------------------------------------------------------------------------------
European
Focus                             $ 12,835,135    $  39,014,865              --
Global
Equity                              22,045,770               --              --
Global
Opportunities                           87,500               --              --
Global
Technology                                  --               --              --
Industries of
the Future                                  --               --              --
International
Opportunities                       39,318,221           21,779              --
Japan-Asia
Focus                                       --               --              --
Worldwide
Income                               6,811,591               --              --
================================================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

                                 UNDISTRIBUTED    UNDISTRIBUTED      UNREALIZED
                                      ORDINARY        LONG-TERM    APPRECIATION
                                        INCOME     CAPITAL GAIN   (DEPRECIATION)
--------------------------------------------------------------------------------
European Focus                   $  15,524,558               --  $ (106,654,517)
--------------------------------------------------------------------------------
Global Equity Income                 2,047,722               --     (23,008,878)
--------------------------------------------------------------------------------
Global Opportunities                        --               --       2,270,644
--------------------------------------------------------------------------------
Global Technology                           --               --      22,765,370
--------------------------------------------------------------------------------
Industries of the Future                73,079               --          15,105
--------------------------------------------------------------------------------
International Opportunities         10,968,651               --      66,341,591
--------------------------------------------------------------------------------
Japan-Asia Focus                            --               --      (1,824,499)
--------------------------------------------------------------------------------
Worldwide Income                            --               --     (16,820,530)
================================================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. Prior to July 1, 2009 HGINA received a fee for its services, paid based on each Fund's average daily net assets set forth below:

European Focus                             First $500 million              1.00%
                                           Next $1 billion                 0.90%
                                           Over $1.5 billion               0.85%
--------------------------------------------------------------------------------
Global Equity Income                       First $500 million              0.90%
                                           Next $500 million               0.80%
                                           Next $500 million               0.70%
                                           Over $1.5 billion               0.60%
--------------------------------------------------------------------------------
Global Opportunities                       First $1 billion                1.10%
                                           Next $1 billion                 0.95%
                                           Over $2 billion                 0.85%
--------------------------------------------------------------------------------
Global Technology                          First $500 million              1.00%
                                           Next $500 million               0.95%
                                           Over $1 billion                 0.90%
--------------------------------------------------------------------------------
Industries of the Future                   First $500 million              1.00%
                                           Next $1 billion                 0.90%
                                           Over $1.5 billion               0.85%
--------------------------------------------------------------------------------
International Opportunities                First $1 billion                1.10%
                                           Next $1 billion                 0.95%
                                           Over $2 billion                 0.85%
--------------------------------------------------------------------------------
Japan-Asia Focus                           First $500 million              1.00%
                                           Next $1 billion                 0.90%
                                           Over $1.5 billion               0.85%
--------------------------------------------------------------------------------
Worldwide Income (1)                       First $500 million              0.85%
                                           Next $500 million               0.75%
                                           Next $500 million               0.70%
                                           Over $1.5 billion               0.65%
================================================================================

(1) The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund's average daily managed assets, HGINA's fee will be higher if the Fund is leveraged.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

Effective July 1, 2009 HGINA receives a fee for its services, paid based on each Fund's average daily net assets as set forth below.

European Focus                             First $500 million              1.00%
                                           Next $1 billion                 0.90%
                                           Over $1.5 billion               0.85%
--------------------------------------------------------------------------------
Global Equity Income                       First $1billion                 0.85%
                                           Next $1 billion                 0.65%
                                           Over $2 billion                 0.60%
--------------------------------------------------------------------------------
Global Opportunities                       First $500 million              1.00%
                                           Next $1 billion                 0.90%
                                           Over $1.5 billion               0.85%
--------------------------------------------------------------------------------
Global Technology                          First $500 million              1.00%
                                           Next $500 million               0.95%
                                           Over $1 billion                 0.90%
--------------------------------------------------------------------------------
Industries of the Future                   First $500 million              1.00%
                                           Next $1 billion                 0.90%
                                           Over $1.5 billion               0.85%
--------------------------------------------------------------------------------
International Opportunities                First $1 billion                1.10%
                                           Next $1 billion                 0.95%
                                           Over $2 billion                 0.85%
--------------------------------------------------------------------------------
Japan-Asia Focus                           First $500 million              1.00%
                                           Next $1 billion                 0.90%
                                           Over $1.5 billion               0.85%
--------------------------------------------------------------------------------
Worldwide Income (1)                       First $1 billion                0.75%
                                           Next $500 million               0.70%
                                           Over $1.5 billion               0.65%
================================================================================

(1) The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund's average daily managed assets, HGINA's fee will be higher if the Fund is leveraged.

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and Japan-Asia Focus, to 1.15% of average daily net assets for Global Equity Income, to 1.70% of average daily net assets for Global Opportunities and Industries of the Future and 1.05% of average daily net assets for Worldwide Income. These agreements are effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

                                                 CLASS
                                   CLASS A       B & C       CLASS R     CLASS W
--------------------------------------------------------------------------------
European Focus                       2.00%        2.75%        N/A         1.75%
--------------------------------------------------------------------------------
Global Equity Income                 1.40         2.15         N/A         1.15
--------------------------------------------------------------------------------
Global Opportunities                 1.95         2.70         N/A          N/A
--------------------------------------------------------------------------------
Global Technology                    2.00         2.75         N/A         1.75
--------------------------------------------------------------------------------
Industries of the Future             1.95         2.70         N/A          N/A
--------------------------------------------------------------------------------
International Opportunities          2.00         2.75        2.25%        1.75
--------------------------------------------------------------------------------
Japan-Asia Focus                     2.00         2.75         N/A          N/A
--------------------------------------------------------------------------------
Worldwide Income                     1.30         2.05         N/A          N/A
================================================================================

HGINA may recover from Global Equity Income and Global Opportunities reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through November 30, 2009. The remaining amount of potentially recoverable expenses at July 31, 2009 for Global Equity Income and Global Opportunities was $523,865 and $443,391, respectively.

During the year ended July 31, 2008, HGINA reimbursed Japan-Asia Focus $217,824 for a trading error. This amount is reflected in the Statement of Changes in Net Assets and Financial Highlights as payments by affiliates.

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA a fee for those services. The fees are included in Transfer agent fees in the Statement of Operations.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

At July 31, 2009, HGINA owned the following number of shares in the following
Funds:

                                                                          SHARES
--------------------------------------------------------------------------------
Industries of the Future Class A                                          40,000
Industries of the Future Class C                                           5,000
================================================================================

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At July 31, 2009, HII owned the following number of shares in the following Funds:

                                                                          SHARES
--------------------------------------------------------------------------------
European Focus Class A                                                       793
European Focus Class W                                                       749
Global Equity Income Class A                                                 859
Global Equity Income Class W                                               1,714
Global Opportunities Class A                                              60,830
Global Opportunities Class C                                               5,032
Global Technology Class A                                                    732
Global Technology Class W                                                  1,006
International Opportunities Class A                                          882
International Opportunities Class R                                        1,523
International Opportunities Class W                                          716
Worldwide Income Class A                                                   3,922
================================================================================

An affiliated person of a fund may include any company in which the fund owns five percent or more of its outstanding voting shares. At July 31, 2009, International Opportunities held 6.68% of NSD Co., Ltd. On July 31, 2009, International Opportunities owned 84.5% of the Henderson Money Market Fund. Transactions in affiliates during the twelve months ended July 31, 2009 were as follows:

                     BALANCE OF                               BALANCE OF
                         SHARES                                   SHARES
                           HELD                                     HELD
AFFILIATE             7/31/2008     PURCHASES        SALES     7/31/2009           VALUE
----------------------------------------------------------------------------------------
NSD Co., Ltd.         3,571,000       154,200     (306,200)    3,419,000    $ 35,951,440
----------------------------------------------------------------------------------------
Henderson Money
Market Fund                  --   141,141,296  (91,141,296)   50,000,000      50,000,000
========================================================================================

The aggregate cost and value of affiliates at July 31, 2009 is $94,129,923 and $85,951,440, respectively. Investments in affiliates represented 2.93% of the total net assets as of July 31, 2009.

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the compliance officers, are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance Officer fees in the Statements of Operations.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Funds during the year ended July 31, 2009, were as follows:

                                           PURCHASES                       SALES
--------------------------------------------------------------------------------
European Focus                        $  238,738,394              $  494,619,482
Global Equity Income                     475,555,681                 420,346,574
Global Opportunities                      33,498,999                  33,800,829
Global Technology                        168,482,080                 216,102,698
Industries of the Future                   1,171,838                     219,899
International Opportunities            1,651,043,325               1,932,385,605
Japan-Asia Focus                          23,302,618                  36,844,887
Worldwide Income                          35,871,275                  69,782,760
================================================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

The U.S. federal income tax basis of the Funds' investments excluding foreign currency and forward currency contracts at July 31, 2009, and the gross unrealized appreciation and depreciation, were as follows:

                                            EUROPEAN              GLOBAL EQUITY
                                               FOCUS                     INCOME
--------------------------------------------------------------------------------
Cost                                   $ 571,355,670            $   347,867,524
--------------------------------------------------------------------------------
Gross unrealized appreciation             80,842,292                 13,000,964
--------------------------------------------------------------------------------
Gross unrealized depreciation           (187,299,354)               (36,087,938)
--------------------------------------------------------------------------------
Net unrealized depreciation             (106,457,062)               (23,086,974)
================================================================================

                                              GLOBAL                     GLOBAL
                                       OPPORTUNITIES                 TECHNOLOGY
--------------------------------------------------------------------------------
Cost                                   $  11,068,734            $    92,877,184
--------------------------------------------------------------------------------
Gross unrealized appreciation              2,331,122                 23,117,621
--------------------------------------------------------------------------------
Gross unrealized depreciation                (61,224)                  (349,087)
--------------------------------------------------------------------------------
Net unrealized appreciation                2,269,898                 22,768,534
================================================================================

                                       INDUSTRIES OF              INTERNATIONAL
                                          THE FUTURE              OPPORTUNITIES
--------------------------------------------------------------------------------
Cost                                   $     915,741            $ 2,829,460,131
--------------------------------------------------------------------------------
Gross unrealized appreciation                 55,891                371,677,656
--------------------------------------------------------------------------------
Gross unrealized depreciation                (40,804)              (305,632,360)
--------------------------------------------------------------------------------
Net unrealized appreciation                   15,087                 66,045,296
================================================================================

                                          JAPAN-ASIA                  WORLDWIDE
                                               FOCUS                     INCOME
--------------------------------------------------------------------------------
Cost                                   $  32,255,835            $    79,669,289
--------------------------------------------------------------------------------
Gross unrealized appreciation              3,312,156                    904,176
--------------------------------------------------------------------------------
Gross unrealized depreciation             (5,136,635)               (17,742,065)
--------------------------------------------------------------------------------
Net unrealized depreciation               (1,824,479)               (16,837,889)
================================================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of July 31, 2009.

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Equity Income, Global Opportunities, Global Technology, Industries of the Future, International Opportunities, Japan-Asia Focus and Worldwide Income invest a substantial percentage of their assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENT

The Trust has a $100 million credit facility that was entered into on February 4, 2009 to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the year ended July 31, 2009.

NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes Capital Stock Activity. Redemptions fees during the year ended July 31, 2009 were as follows:

                                                                 REDEMPTION FEES
--------------------------------------------------------------------------------
European Focus                                                         $  11,809
Global Equity Income                                                      29,073
Global Opportunities                                                         250
Global Technology                                                          6,077
Industries of the Future                                                     305
International Opportunities                                              103,019
Japan-Asia Focus                                                             575
Worldwide Income                                                           8,617
================================================================================

HENDERSON GLOBAL FUNDS                             NOTES TO FINANCIAL STATEMENTS

NOTE 10. RECENT ACCOUNTING STANDARDS

In June 2009, the FASB issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles--a replacement of FASB Statement No 162" ("SFAS 168"). SFAS 168 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards Codification ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds evaluated this new statement, and believe that it will not have a significant impact on the determination or reporting of the Funds' financial statements.

NOTE 11. SUBSEQUENT EVENT

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Funds as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Funds' financial statements through September 25, 2009. On September 8, 2009, the Board of Trustees approved a Plan of Liquidation under which the Henderson Global Real Estate Equities Fund will be liquidated as of September 30, 2009.

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson Industries of the Future Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, and Henderson Worldwide Income Fund (collectively, the Funds), comprising the Henderson Global Funds, as of July 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at July 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with US generally accepted accounting principles.

                                                          /s/  ERNST & YOUNG LLP

Chicago, Illinois
September 25, 2009

HENDERSON GLOBAL FUNDS                             OTHER INFORMATION (UNAUDITED)

PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2009 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of Henderson Global Funds, a majority of whom are not affiliated with the Adviser or the Sub-adviser ("Independent Trustees"), oversees the management of each of the Funds and, as required by law, determines at least annually whether to continue the investment advisory agreement and the sub-advisory agreement for the respective Funds.

In connection with their most recent consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and the Sub-adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 24, 2009, based on their evaluation of the information provided by the Adviser and the Sub-adviser and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and (in the case of Funds other than Worldwide Income (the "Sub-advised Funds")) the Sub-adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each fund and the sub-advisory agreement for each Sub-advised Fund through August 30, 2010, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-adviser, especially the personnel who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser and the Sub-adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the funds and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been

HENDERSON GLOBAL FUNDS                             OTHER INFORMATION (UNAUDITED)

consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the investment personnel of the Adviser and the Sub-adviser had appropriate education and experience to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel.

2. PERFORMANCE OF THE FUNDS

The Trustees considered each Fund's investment performance over various time periods. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper"), an independent provider of investment company data. They concluded that the performance of each Fund was acceptable and that each Fund and its shareholders were benefiting from the current management of the Fund.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees examined information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that, although the contractual rate of management fees for some of the Funds before fee waivers were above the median management fee rates of their respective peer group of funds selected by Lipper, the Funds' contractual rate of management fees appeared reasonable considering, among other factors, the quality of services provided by the Adviser and (in the case of the Sub-advised Funds) the Sub-adviser, the investment performance of the Funds and the expense limitations agreed to by the Adviser. They also noted that the relatively small asset size of most of the Funds contributed to their relatively high expense ratios. They also considered the fee reductions being proposed by the Adviser for three of the Funds.

The Trustees considered the methodology used by the Adviser and the Sub-adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the management fees of the Adviser and the Sub-adviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Sub-adviser provides only portfolio management services). Although in some instances the fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser and the Sub-adviser perform significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services and that, in serving the Funds, the Adviser assumes many legal risks and responsibilities that it does not assume in serving its other clients.

The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates and the Sub-adviser of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of the Adviser and financial information related to its parent company and its corporate structure. In their review, the Trustees considered whether the Adviser and the Sub-adviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the Adviser's profitability with respect to each Fund in relation to the services rendered was reasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, considering the proposed fee reductions, as well as the fees paid by the Adviser to the Sub-adviser, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-adviser charge to other clients.

4. ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that the contractual management fee rates of the Funds were above the respective mean management fee rates of the Funds' respective peer groups selected by Lipper; but, by virtue of the expense limitations, the Adviser is subsidizing most Funds because they have not reached adequate scale. The Trustees also noted that the advisory agreement included breakpoints in the fee schedule for each Fund, thereby sharing more economies of scale with each Fund if the

HENDERSON GLOBAL FUNDS                             OTHER INFORMATION (UNAUDITED)

assets of the Fund increase significantly. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund considering the proposed fee reductions was reasonable and that those rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

5. OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and the Sub-adviser from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Fund and/or other clients. The Trustees concluded that the use by the Adviser and the Sub-adviser of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and (in the case of the Sub-advised Funds) sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2009. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2010, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

For corporate shareholders, 11.96% of ordinary income dividends paid by Global Equity Income during the fiscal year ended July 31, 2009 qualified for the dividends received deduction.

Under Section 853 of the Internal Revenue Code, the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2009 were as follows:

                                                  FOREIGN                FOREIGN
                                               TAXES PAID          SOURCE INCOME
--------------------------------------------------------------------------------
European Focus                                $   944,584           $ 15,553,040
Global Equity Income                            1,528,524             29,450,716
Global Opportunities                                   --                     --
Global Technology                                      --                     --
Industries of the Future                               --                     --
International Opportunities                     6,615,529             86,422,575
Japan Focus                                            --                     --
Worldwide Income                                       --                     --
================================================================================

Under Section 854 (b)(2) of the Internal Revenue Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2009 as follows:

European Focus                                                      $ 12,916,827
Global Equity Income                                                  25,083,538
Global Opportunities                                                     254,642
Global Technology                                                             --
Industries of the Future                                                   8,244
International Opportunities                                           61,215,597
Japan Focus                                                              764,507
Worldwide Income                                                         161,710
================================================================================

The Funds designated long-term capital gains for the fiscal year ended July 31, 2009 as follows:

European Focus                                                      $ 39,014,865
Global Equity Income                                                          --
Global Opportunities                                                          --
Global Technology                                                             --
Industries of the Future                                                      --
International Opportunities                                               21,779
Japan Focus                                                                   --
Worldwide Income                                                              --
================================================================================

STATEMENT PURSUANT TO SECTION 19(A) OF THE INVESTMENT COMPANY ACT OF 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund's fiscal year, July 31. However, under
Section 19(a) of the Investment Company Act of 1940, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on U.S. Generally Accepted Accounting Principles ("GAAP") and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

HENDERSON GLOBAL FUNDS                             OTHER INFORMATION (UNAUDITED)

The Funds are making the following corrected disclosures pursuant to Section 19(a).

During the fiscal year ended July 31, 2009, Worldwide Income paid the following monthly distributions which were paid in part from sources other than accumulated undistributed net income as measured at the time of payment:

                                                                                  % FROM            % FROM
                                                                             ACCUMULATED       ACCUMULATED        % FROM
                                   EX- AND                                 UNDISTRIBUTED          REALIZED       PAID-IN
PAY DATE                       RECORD DATE                   AMOUNT           NET INCOME             GAINS       CAPITAL
------------------------------------------------------------------------------------------------------------------------
Dec. 31, 2008                        Daily        Class A:  $0.14875                77.6%              0.0%         22.4%
                                                  Class B:  $0.14099                77.6%              0.0%         22.4%
                                                  Class C:  $0.14099                77.6%              0.0%         22.4%

Jan. 30, 2009                        Daily        Class A:  $0.05875                67.7%              0.0%         32.3%
                                                  Class B:  $0.05499                67.7%              0.0%         32.3%
                                                  Class C:  $0.05499                67.7%              0.0%         32.3%

Feb. 27, 2009                        Daily        Class A:  $0.05500                74.0%              0.0%         26.0%
                                                  Class B:  $0.05123                74.0%              0.0%         26.0%
                                                  Class C:  $0.05123                74.0%              0.0%         26.0%

March 31, 2009                       Daily        Class A:  $0.05250                93.1%              0.0%          6.9%
                                                  Class B:  $0.04890                93.1%              0.0%          6.9%
                                                  Class C:  $0.04890                93.1%              0.0%          6.9%

All other monthly distributions paid by Worldwide Income were paid exclusively from accumulated undistributed net income. In aggregate, approximately 6.4% or $438,070 of distributions paid by Worldwide Income during the fiscal year ended July 31, 2009 were paid from paid-in capital.

Please note that distributions paid by Worldwide Income from paid-in capital are not disclosed on the Fund's Statement of Changes in Net Assets for the fiscal year ended July 31, 2009 because those distributions do not reflect a tax return of capital.

During the fiscal year ended July 31, 2009, European Focus paid the following distributions which were paid in part from sources other than accumulated undistributed net income as measured at the time of payment:

                                                                                  % FROM           % FROM
                                                                             ACCUMULATED       ACCUMULATED        % FROM
                                   EX- AND                                 UNDISTRIBUTED          REALIZED       PAID-IN
PAY DATE                       RECORD DATE                    AMOUNT          NET INCOME             GAINS       CAPITAL
------------------------------------------------------------------------------------------------------------------------
Dec. 8, 2008                  Dec. 4, 2008         Class A: $2.30699                27.0%             73.0%          0.0%
                                                   Class B: $2.10838                20.1%             79.9%          0.0%
                                                   Class C: $2.10838                20.1%             79.9%          0.0%

HENDERSON GLOBAL FUNDS                             OTHER INFORMATION (UNAUDITED)

Of the amounts paid by European Focus from accumulated realized gains, in excess of 99% were attributable to long-term capital gains for all share classes. In aggregate, European Focus paid $12,825,140 from accumulated undistributed net income and $39,024,860 from accumulated realized gains during the fiscal year ended July 31, 2009. Of the amount paid from accumulated realized gains, $39,014,865 was attributable to long-term capital gains.

Rule 19a-1(b) requires that if a distribution of capital gains is made by a Fund and the distribution resulted in a deficit, a statement by the Fund should be made to shareholders specifying the amount of the deficit. A deficit is measured under the Rule, after giving effect to the distribution, as the aggregate of (1) accumulated undistributed realized profits less losses on the sale of securities, and (2) the net unrealized appreciation or depreciation of portfolio securities, all as of a date reasonably close to the end of the period as of which the distribution is paid.

On December 8, 2008, European Focus, International Opportunities and US Focus paid capital gain distributions to shareholders of record at the close of business on December 4, 2008. After giving effect to these distributions, the total unrealized depreciation and deficit at December 8, 2008 for each Fund was as follows:

                                               UNREALIZED
FUND                                         DEPRECIATION        TOTAL DEFICIT
--------------------------------------------------------------------------------
European Focus                            $  (457,774,056)      $  (553,488,373)
International Opportunities               $(1,203,885,078)      $(1,544,842,823)
US Focus                                  $    (1,784,593)      $    (2,837,923)
================================================================================

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended July 31, 2009.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                            CLASS A     CLASS B    CLASS C    CLASS R    CLASS W
--------------------------------------------------------------------------------
European Focus                 2.00%      2.75%      2.75%       N/A       1.75%
--------------------------------------------------------------------------------
Global Equity Income           1.40        N/A       2.15        N/A        1.15
--------------------------------------------------------------------------------
Global Opportunities           1.95        N/A       2.70        N/A         N/A
--------------------------------------------------------------------------------
Global Technology              2.00       2.75       2.75        N/A        1.75
--------------------------------------------------------------------------------
Industries of the Future       1.95        N/A       2.70        N/A         N/A
--------------------------------------------------------------------------------
International Opportunities    2.00       2.75       2.75       2.25        1.75
--------------------------------------------------------------------------------
Japan-Asia Focus               2.00        N/A       2.75        N/A         N/A
--------------------------------------------------------------------------------
Worldwide Income               1.30       2.05       2.05        N/A         N/A
--------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                             OTHER INFORMATION (UNAUDITED)

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13, 15 and 17. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

TABLE 1

                                  BEGINNING             ENDING
                                    ACCOUNT            ACCOUNT         EXPENSES
                                      VALUE              VALUE             PAID
                                FEBRUARY 1,           JULY 31,           DURING
ACTUAL                                 2009               2009       THE PERIOD*
--------------------------------------------------------------------------------
European Focus
Class A                          $ 1,000.00         $ 1,719.10      $     12.81
Class B                            1,000.00           1,713.70            17.76
Class C                            1,000.00           1,713.70            17.76
Class W                            1,000.00           1,523.60             6.75
--------------------------------------------------------------------------------
Global Equity Income
Class A                            1,000.00           1,203.82             7.65
Class C                            1,000.00           1,198.32            11.72
Class W                            1,000.00           1,220.30             4.27
--------------------------------------------------------------------------------
Global Opportunities
Class A                            1,000.00           1,258.79            10.92
Class C                            1,000.00           1,255.96            15.10
--------------------------------------------------------------------------------
Global Technology
Class A                            1,000.00           1,433.80            12.07
Class B                            1,000.00           1,429.06            16.56
Class C                            1,000.00           1,429.06            16.56
Class W                            1,000.00           1,342.05             6.85
--------------------------------------------------------------------------------
Industries of the Future
Class A                            1,000.00           1,230.40            10.78
Class C                            1,000.00           1,228.94            14.92
--------------------------------------------------------------------------------
International Opportunities
Class A                            1,000.00           1,370.37            11.75
Class B                            1,000.00           1,364.81            16.12
Class C                            1,000.00           1,364.81            16.12
Class R                            1,000.00           1,367.96            13.21
Class W                            1,000.00           1,353.15             6.88
--------------------------------------------------------------------------------
Japan-Asia Focus
Class A                            1,000.00           1,220.49            11.01
Class C                            1,000.00           1,212.77            15.09
--------------------------------------------------------------------------------
Worldwide Income
Class A                            1,000.00           1,313.88             7.46
Class B                            1,000.00           1,310.90            11.75
Class C                            1,000.00           1,310.90            11.75
================================================================================

TABLE 2

                                  BEGINNING             ENDING
HYPOTHETICAL                        ACCOUNT            ACCOUNT         EXPENSES
(ASSUMING A                           VALUE              VALUE             PAID
5% RETURN                       FEBRUARY 1,           JULY 31,           DURING
BEFORE EXPENSES)                       2009               2009       THE PERIOD*
--------------------------------------------------------------------------------
European Focus
Class A                          $ 1,000.00         $ 1,015.58      $      9.50
Class B                            1,000.00           1,011.91            13.17
Class C                            1,000.00           1,011.91            13.17
Class W                            1,000.00           1,019.65             5.40
--------------------------------------------------------------------------------
Global Equity Income
Class A                            1,000.00           1,018.06             7.01
Class C                            1,000.00           1,014.34            10.74
Class W                            1,000.00           1,021.16             3.88
--------------------------------------------------------------------------------
Global Opportunities
Class A                            1,000.00           1,015.33             9.74
Class C                            1,000.00           1,011.66            13.47
--------------------------------------------------------------------------------
Global Technology
Class A                            1,000.00           1,015.08             9.99
Class B                            1,000.00           1,011.36            13.71
Class C                            1,000.00           1,011.36            13.71
Class W                            1,000.00           1,019.15             5.91
--------------------------------------------------------------------------------
Industries of the Future
Class A                            1,000.00           1,015.33             9.74
Class C                            1,000.00           1,011.61            13.47
--------------------------------------------------------------------------------
International Opportunities
Class A                            1,000.00           1,015.08             9.99
Class B                            1,000.00           1,011.36            13.71
Class C                            1,000.00           1,011.36            13.71
Class R                            1,000.00           1,013.84            11.23
Class W                            1,000.00           1,019.15             5.91
--------------------------------------------------------------------------------
Japan-Asia Focus
Class A                            1,000.00           1,015.08             9.99
Class C                            1,000.00           1,011.36            13.71
--------------------------------------------------------------------------------
Worldwide Income
Class A                            1,000.00           1,018.55             6.51
Class B                            1,000.00           1,014.83            10.24
Class C                            1,000.00           1,014.83            10.24
================================================================================

* Expenses are equal to the Funds' Class A, Class B, Class C, and Class R shares annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period and divided by 365 (to reflect the one-half year period).

** Expenses are equal to the Funds' Class W shares annualized net expense ratio multiplied by the average account value over the period multiplied by 123 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS                         TRUSTEES AND OFFICERS (UNAUDITED)

                         POSITION(S)      TERM OF                                                           OTHER
NAME, ADDRESS AND        WITH             OFFICE AND        PRINCIPAL OCCUPATIONS                           DIRECTORSHIPS
AGE(1)                   THE TRUST(2)     TIME SERVED(3)    DURING PAST FIVE YEARS                          HELD
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 69       Chairman         Since 2001        President, KCI Inc. (private s-corporation      None
                         and Trustee                        investing in non-public investments.)


Roland C. Baker, 70      Trustee          Since 2001        Consultant to financial services industry.      Director, Quanta
                                                                                                            Capital Holdings, Inc.
                                                                                                            (provider of property
                                                                                                            and casualty reinsur-
                                                                                                            ance); Director, North
                                                                                                            American Company for
                                                                                                            Life and Health
                                                                                                            Insurance (a provider
                                                                                                            of life insurance,
                                                                                                            health insurance and
                                                                                                            annuities); Trustee,
                                                                                                            Scottish Widows
                                                                                                            Investment Partnership
                                                                                                            Trust; Director, Midland
                                                                                                            National Life Insurance
                                                                                                            Company (an affiliate
                                                                                                            of North American
                                                                                                            Company for Life and
                                                                                                            Health Insurance).

Faris F. Chesley, 70     Trustee          Since 2002        Chairman, Chesley, Taft & Associates, LLC,      None
                                                            since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                            (a financial services company), 1998-2001.

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 42 Trustee and      Since 2001        Director, Global Distribution,                  None
                         President                          Henderson Global Investors.

Kenneth A. Kalina, 49    Chief            Since 2005        Chief Compliance Officer, HGINA, 2005;          N/A
                         Compliance                         Chief Compliance Officer, Columbia Wanger Asset
                         Officer                            Management, L.P., 2004-2005; Compliance
                                                            Officer, Treasurer and Chief Financial Officer
                                                            Columbia Wanger Asset Management, L.P.,
                                                            2000-2005.

Alanna P. Nensel, 33     Vice President   Since 2002        Director, Retail Marketing and Product          N/A
                                                            Management, HGINA, since 2006 and
                                                            Associate Director, Head of Marketing and
                                                            Product Management, HGINA, 2003-2006.

Scott E. Volk, 37        Vice President   Since 2001        Director, Retail Finance and Operations,        N/A
                                                            HGINA.
------------------------------------------------------------------------------------------------------------------------------------

HENDERSON GLOBAL FUNDS                         TRUSTEES AND OFFICERS (UNAUDITED)

                         POSITION(S)      TERM OF                                                           OTHER
NAME, ADDRESS AND        WITH             OFFICE AND         PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
AGE(1)                   THE TRUST(2)     TIME SERVED(3)     DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Christopher K.           Secretary        Since 2004         Legal Counsel, HGINA                           N/A
Yarbrough, 34

Troy M. Statczar, 37     Treasurer        Since              Head of US Fund Administration and             N/A
                                          September 2008     Accounting, HGINA, since July 2008,
                                                             Senior Vice President, Citigroup
                                                             2005-2008.

Richard J. Mitchell, 45  Assistant        Since 2007         Assistant Treasurer, HGINA, since 2007;        N/A
                         Treasurer                           Assistant Treasurer, Bank of New York,
                                                             2006-2007; Supervisor, The BISYS Group;
                                                             2002-2006.

(1.) Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2008.

(2.)  Currently, all Trustees oversee all eleven series of the Trust.

(3.) A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

(4.) These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield

OFFICERS
Sean Dranfield, President
Alanna P. Nensel, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
     (1.866.443.6337)
or visit our website:
     www.hendersonglobalinvestors.com

The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor (September, 2009)

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

      This notice describes the privacy practices followed by Henderson Global Funds.

      Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

      In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

      In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

      Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

      For questions concerning this policy, please contact us by writing to:
Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

ITEM 2.  CODE OF ETHICS.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)      No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)      Not applicable.

(f)      A copy of the Code may be obtained free of charge by calling
         866-343-6337.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

 (a)     (1)      The Board of Trustees of the Trust has determined that it
                  has three audit committee financial experts serving on the Trust's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

         (2)      The names of the audit committee financial experts are:

                           Roland C. Baker
                           Faris F. Chesley
                           C. Gary Gerst

                  Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

         (3)      Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

As of July 31, 2009, the registrant had eleven series. The following series of the registrant have a fiscal year ended December 31: Henderson Global Real Estate Equities Fund, Henderson International Equity Fund and Henderson Money Market Fund (the "12/31 Henderson Funds"). The following series of the registrant have a fiscal year ended July 31: Henderson European Focus Fund, Henderson Global Technology Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Industries of the Future Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, and Henderson Worldwide Income Fund (the "7/31 Henderson Funds").

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant's principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds.

(a) Audit Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.


 ------------------------------ ------------------------- ----------------------
                                          12/31                   7/31
                                     Henderson Funds         Henderson Funds
 ------------------------------ ------------------------- ----------------------
 Year ended 7/31/09                        N/A                  $221,700
 ------------------------------ ------------------------- ----------------------
 Year ended 12/31/08                     $61,000                   N/A
 ------------------------------ ------------------------- ----------------------
 Year ended 7/31/08                        N/A                  $208,500
 ------------------------------ ------------------------- ----------------------

(b) Audit Related Fees - There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

         There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December
         31, 2008 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

 -------------------------------- ------------------------ ---------------------
                                          12/31                    7/31
                                     Henderson Funds          Henderson Funds
 -------------------------------- ------------------------ ---------------------
 Year ended 7/31/09                        N/A                    $67,408
 -------------------------------- ------------------------ ---------------------
 Year ended 12/31/08                     $18,176                    N/A
 -------------------------------- ------------------------ ---------------------
 Year ended 7/31/08                        N/A                    $93,824
 -------------------------------- ------------------------ ---------------------

         The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

---------------------------- --------------------------- ----------------------
                                       12/31                     7/31
                                  Henderson Funds           Henderson Funds
---------------------------- --------------------------- ----------------------
Year ended 7/31/09                      N/A                       $0
---------------------------- --------------------------- ----------------------
Year ended 12/31/08                      $0                       N/A
---------------------------- --------------------------- ----------------------
Year ended 7/31/08                      N/A                     $6,300
---------------------------- --------------------------- ----------------------

(d) All Other Fees - There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this Item 4.

         There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)      Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and
         (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

         The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)      None of the services provided to the registrant described in paragraphs
         (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described in paragraphs
         (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)      No disclosures are required by this Item 4(f).

(g) The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for services rendered by the principal accountant to the registrant are set forth below.

------------------------------- ------------------------- ----------------------
                                         12/31                    7/31
                                    Henderson Funds          Henderson Funds
------------------------------- ------------------------- ----------------------
Year ended 7/31/09                        N/A                    $67,408
------------------------------- ------------------------- ----------------------
Year ended 12/31/08                     $18,176                    N/A
------------------------------- ------------------------- ----------------------
Year ended 7/31/08                        N/A                    $93,824
------------------------------- ------------------------- ----------------------

         The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and for the fiscal year ended December 31, 2008 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

------------------------------- ------------------------- ----------------------
                                         12/31                    7/31
                                    Henderson Funds          Henderson Funds
------------------------------- ------------------------- ----------------------
Year ended 7/31/09                        N/A                    $604,488
------------------------------- ------------------------- ----------------------
Year ended 12/31/08                    $620,203                     N/A
------------------------------- ------------------------- ----------------------
Year ended 7/31/08                        N/A                    $417,416
------------------------------- ------------------------- ----------------------

(h) The registrant's Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.  EXHIBITS.

(a)      (1)      Not applicable.

         (2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

         (3)      Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    October 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    October 2, 2009



By:      /s/ Troy Statzcar
         -----------------
         Troy Statzcar
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    October 2, 2009